SECURITIES ACT FILE NO. 033-52742
INVESTMENT COMPANY ACT FILE NO. 811-07238
FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 140	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 141	☒
SUNAMERICA SERIES TRUST
(Exact Name of Registrant as Specified in Charter)
5300 Memorial Drive
Suite 1150, Houston, Texas 77007
(Address of Principal Executive Offices) (Zip Code)
(800) 858-8850
(Registrant’s Telephone Number, including area code)
Kristina Magolis, Esq.
SunAmerica Asset Management, LLC
One World Trade Center, Suite J, 49th Floor
New York, NY 10007
(Name and Address for Agent for Service)
Copy to:
Anthony H. Zacharski, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178-0060

It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date), pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date), pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
July 29, 2026
SUNAMERICA SERIES TRUST
(Class 1 and Class 3 Shares)

SA Franklin Large Cap Disciplined Growth Portfolio
SA Franklin Mid Cap Core Portfolio
SA Franklin Core Fixed Income Portfolio
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PORTFOLIO SUMMARY: SA FRANKLIN LARGE CAP DISCIPLINED GROWTH PORTFOLIO

Investment Goal

The Portfolio’s investment goal is to provide long-term capital growth.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3
Management Fees	0.68%
Service (12b-1) Fees	0.25%
Other Expenses[1]	0.06%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	0.99%
Fee Waivers and/or Expense Reimbursements[2]	0.12%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.87%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 3 shares exceed 0.87% of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable expense limitation arrangements for only the first two years). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 3	$89	$291	$523	$1,191
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
The Portfolio has not commenced operations as of the date of this Prospectus, but it is expected that the Predecessor fund (as defined below) will be reorganized into the Portfolio. During the most recent fiscal year, the Predecessor fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PORTFOLIO SUMMARY: SA FRANKLIN LARGE CAP DISCIPLINED GROWTH PORTFOLIO

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of large capitalization growth companies.
For purposes of the Portfolio’s 80% investment policy, a company is considered to be a large capitalization company if its market capitalization is equal to or greater than the market capitalization of the smallest company in the Russell® 1000 Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Russell® 1000 Index was between approximately $17.107 million and $5.15 trillion. Also for purposes of the Portfolio’s 80% investment policy, a company is considered to be a growth company if it (i) issues securities that are represented in a third-party growth-style index; or (ii) is above the relevant equity market median in at least two growth metrics similar to those commonly used by third-party growth index providers or third-party vendors in growth classifications, such as earnings growth, price-to-earnings or sales growth, among others. The third-party growth-style indexes the Portfolio currently expects to use to identify growth companies are the Russell 3000® Growth Index and the MSCI All Country World Investable Market Growth Index, although the Portfolio may change the referenced indexes without prior notice.
Equity securities in which the Portfolio invests include common stocks and preferred stocks. In lieu of, or in addition to, direct investments in equity securities, the Portfolio may invest in derivatives and other equity-equivalent, equity-linked or synthetic instruments whose values are based on, or are otherwise tied to, common stocks, equity securities, baskets of equity securities, or equity indexes. These instruments may include convertible securities, rights, warrants, equity-linked notes, participatory notes, options on individual stocks, stock indexes or exchange-traded funds, futures contracts on individual stocks or stock indexes, forward contracts on equity securities, baskets or indexes, total return swaps, equity index swaps, contracts for difference, and other swaps or similar instruments.
The Portfolio may use these instruments as a substitute for direct investments in equity securities or to obtain, adjust, or manage exposure to particular issuers, markets, sectors, industries, countries, regions, capitalization ranges, styles, or equity indexes.
The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.
The Portfolio may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Portfolio expects to invest a significant portion of its assets in securities of companies in the information technology sector.
The Portfolio has three sleeves, each with a different US large cap growth investment strategy. Each sleeve uses one or more of the following investment strategies:
Systematic: This strategy uses a systematic process that applies a factor-scoring methodology to stocks based on factors such as quality, value, sentiment, and alternatives that have historically been rewarded by the market over the long term. This strategy also employs tracking error targets and constraints on beta, sector, industry, and style exposures. Final security selection is determined through an optimization process designed to construct a custom portfolio while preserving the characteristics of the Russell® 1000 Growth Index.
Diversified Growth: This strategy seeks diversification to help manage risk. It emphasizes security selection and fundamental, bottom-up analysis to identify companies with the potential to grow market share and earnings. It invests primarily in high-quality, large-cap companies that are determined to be leaders in their industries.
Fundamental Growth: This strategy combines investment themes with fundamental research to identify durable growth companies that have the potential to outperform across a range of economic environments. As used here, durable companies are companies determined to have long-term growth prospects, high and/or improving capital returns, and a strong ownership culture that enable them to outperform in a variety of economic environments. There are approximately 12 current investment themes, including A Healthier Tomorrow, Subscriptions and Consumables, Closer to Home, Digital Marketing and others. These themes will change over time.
SunAmerica has engaged Franklin Advisers, Inc. (the “Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica. In accordance with those guidelines, the Subadviser allocates assets among the sleeves and makes the Portfolio’s investments. For two of the sleeves, the Subadviser purchases and sells securities based on model portfolios provided by its investment advisory affiliates (the “sub-sub-advisers”) that provide recommendations to the Subadviser but do not have the authority to make the investments.
The number of sleeves and sub-sub-advisers, the particular sub-sub-advisers, and each sleeve’s strategy may change at any time.

PORTFOLIO SUMMARY: SA FRANKLIN LARGE CAP DISCIPLINED GROWTH PORTFOLIO

Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day to day and may decline significantly.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market.
Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Non-Diversification Risk. The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk may be increased because the effect of each security on the Portfolio’s performance is greater.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Information Technology Sector Risk. To the extent that the Portfolio invests significantly in the information technology sector, the Portfolio will be sensitive to changes in, and the Portfolio’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Portfolio to underperform other funds with similar investment objectives and investment strategies even in a rising market.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Non-Discretionary Implementation Risk. With respect to the portion of the Portfolio that is managed by the Subadviser pursuant to model portfolios provided by sub-

PORTFOLIO SUMMARY: SA FRANKLIN LARGE CAP DISCIPLINED GROWTH PORTFOLIO

sub-advisers, it is expected that trades will be effected on a periodic basis and, therefore, less frequently than would typically be the case if the sub-sub-advisers managed that portion of the Portfolio directly on a discretionary basis. Given that values of investments change with market conditions, this could cause the Portfolio’s return to be lower than if that portion of the Portfolio were managed directly by a sub-sub-adviser.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Multi-Manager Approach Risk. While the investment styles employed by the Subadviser and sub-sub-advisers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Performance Information

The Portfolio has not commenced operations as of the date of this Prospectus. The returns presented for the Portfolio reflect the performance of the Predecessor fund. It is anticipated that on or about December 4, 2026, the Portfolio will acquire all of the assets and liabilities of the Guardian Large Cap Disciplined Growth VIP Fund, a series of Guardian Variable Products Trust (the “Predecessor fund”) through a reorganization (the “Reorganization”). As a result of the Reorganization, the Portfolio will adopt the performance and financial history of the Predecessor fund. The Portfolio has a different investment goal, strategies, portfolio management team and contractual fees and expenses than the Predecessor fund. The performance figures have not been adjusted to reflect the Portfolio’s expenses. If the Predecessor fund’s performance information had been adjusted to reflect the Portfolio’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Predecessor fund for that period.
The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Predecessor fund’s performance from calendar year to calendar year, and the table compares the Predecessor fund’s average annual returns to those of the Russell 1000® Index (a broad-based securities market index) and Russell 1000® Growth Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Annual Returns (by calendar year)

During the period shown in the bar chart:

Highest Quarterly Return:	June 30, 2020	27.86%
Lowest Quarterly Return:	June 30, 2022	-21.93%

PORTFOLIO SUMMARY: SA FRANKLIN LARGE CAP DISCIPLINED GROWTH PORTFOLIO

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception	Inception Date
Predecessor fund	16.95%	12.01%	16.62%	9/1/2016
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.38%	13.59%	14.78%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.57%	15.32%	18.83%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by Franklin Advisers, Inc., along with its affiliates, Putnam Investment Management, LLC and ClearBridge Investments, LLC.
Portfolio Manager

Name and Title	Portfolio Manager of the Portfolio Since
Nick Hooten, CFA Senior Vice President, Head of Client Investment Solutions	2026
Jacqueline Hurley Kenney, CFA Senior Vice President, Portfolio Manager, Head of Direct Implementation	2026
Eric Johnson, CFA Vice President, Associate Portfolio Manager, Senior Research Analyst	2026
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 16.

PORTFOLIO SUMMARY: SA FRANKLIN MID CAP CORE PORTFOLIO

Investment Goal

The Portfolio’s investment goal is to provide long-term capital growth.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3
Management Fees	0.76%
Service (12b-1) Fees	0.25%
Other Expenses[1]	0.04%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.05%
Fee Waivers and/or Expense Reimbursements[2]	0.09%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.96%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 3 shares exceed 0.96% of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable expense limitation arrangements for only the first two years). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 3	$98	$316	$561	$1,266
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
The Portfolio has not commenced operations as of the date of this Prospectus, but it is expected that the Survivor fund (as defined below) will be reorganized into the Portfolio. During the most recent fiscal year, the Survivor fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PORTFOLIO SUMMARY: SA FRANKLIN MID CAP CORE PORTFOLIO

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies economically tied to the U.S. and in derivatives that have economic characteristics similar to such securities. For purposes of the Portfolio’s 80% investment policy, a company is considered to be a mid-capitalization company if it is included in the Russell Midcap® Index (the “Index”). Medium capitalization, or mid-cap, companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Index to the market capitalization of the largest company in the Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Index was between approximately $874.27 million and $250.12 billion. Equity securities in which the Portfolio invests include common stocks and preferred stocks.
In lieu of, or in addition to, direct investments in equity securities, the Portfolio may invest in derivatives and other equity-equivalent, equity-linked or synthetic instruments whose values are based on, or are otherwise tied to, common stocks, equity securities, baskets of equity securities, or equity indexes. These instruments may include convertible securities, rights, warrants, equity-linked notes, participatory notes, options on individual stocks, stock indexes or exchange-traded funds, futures contracts on individual stocks or stock indexes, forward contracts on equity securities, baskets or indexes, total return swaps, equity index swaps, contracts for difference, and other swaps or similar instruments. The Portfolio may use these instruments as a substitute for direct investments in equity securities or to obtain, adjust, or manage exposure to particular issuers, markets, sectors, industries, countries, regions, capitalization ranges, styles, or equity indexes.
The Portfolio may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Portfolio expects to invest a significant portion of its assets in securities of companies in the financials, industrials and information technology sectors.
The Portfolio has three sleeves, each with a different US mid cap investment strategy. Each sleeve uses one or more of the following investment strategies:
Systematic: This strategy uses a systematic, factor-based process to evaluate stocks based on factors such as quality, value, sentiment, and alternatives that have historically been rewarded by the market over the long term. Final security selection is determined through an optimization process designed to construct a custom portfolio while preserving the characteristics of the Index.
Value Strategy: This strategy seeks to invest in undervalued mid-cap stocks through a combination of quantitative screening and fundamental and qualitative analysis. The strategy may rotate among segments of the opportunity set based on the SunAmerica’s assessment of relative risk and return potential.
Growth Strategy: This strategy uses a concentrated, high-conviction mid-cap growth approach focused on quality companies with durable secular growth characteristics. The strategy applies fundamental research and valuation discipline in selecting investments. As used here, durable companies are companies determined to have growth that will be sustainable over many years and can compound earnings at attractive rates over 5-10 years or longer.
SunAmerica has engaged Franklin Advisers, Inc. (the “Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica. In accordance with those guidelines, the Subadviser allocates assets among the sleeves and makes the Portfolio’s investments. For two of the sleeves, the Subadviser purchases and sells securities based on model portfolios provided by its investment advisory affiliates (the “sub-sub-advisers”) that provide recommendations to the Subadviser but do not have the authority to make the investments.
The number of sleeves and sub-sub-advisers, the particular sub-sub-advisers, and each sleeve’s strategy may change at any time.

PORTFOLIO SUMMARY: SA FRANKLIN MID CAP CORE PORTFOLIO

Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day to day and may decline significantly.
Medium Capitalization Companies Risk. The risk that medium capitalization companies in which the Portfolio may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. Medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Financials Sector Risk. The Portfolio may be susceptible to adverse economic or regulatory occurrences affecting the financial sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Portfolio’s investments more than if the Portfolio were not invested to such a degree in this sector. Companies in the financials sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory, and monetary policy changes.
Industrials Sector Risk. Industrials companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk. To the extent that the Portfolio invests significantly in the information technology sector, the Portfolio will be sensitive to changes in, and the Portfolio’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

PORTFOLIO SUMMARY: SA FRANKLIN MID CAP CORE PORTFOLIO

Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Portfolio to underperform other funds with similar investment objectives and investment strategies even in a rising market.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Non-Discretionary Implementation Risk. With respect to the portion of the Portfolio that is managed by the Subadviser pursuant to model portfolios provided by sub-sub-advisers, it is expected that trades will be effected on a periodic basis and, therefore, less frequently than would typically be the case if the sub-sub-advisers managed that portion of the Portfolio directly on a discretionary basis. Given that values of investments change with market conditions, this could cause the Portfolio’s return to be lower than if that portion of the Portfolio were managed directly by a sub-sub-adviser.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Multi-Manager Approach Risk. While the investment styles employed by the Subadviser and sub-sub-advisers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

PORTFOLIO SUMMARY: SA FRANKLIN MID CAP CORE PORTFOLIO

Performance Information

The Portfolio has not commenced operations as of the date of this Prospectus. The returns presented for the Portfolio reflect the performance of the Survivor fund (as defined below). It is anticipated that on or about December 4, 2026, the Portfolio will acquire all of the assets and liabilities of the Guardian Small-Mid Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund, each a series of Guardian Variable Products Trust (each, a “Predecessor fund” and collectively, the “Predecessor funds”), through a reorganization (the “Reorganization”). As a result of the Reorganization, the Portfolio will adopt the performance and financial history of the Guardian Select Mid Cap Core VIP Fund (the “Survivor fund”). The Portfolio has a different investment goal, strategies, portfolio management team, and contractual fees and expenses than the Survivor fund. The performance figures have not been adjusted to reflect the Portfolio’s expenses. If the Survivor fund’s performance information had been adjusted to reflect the Portfolio’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Survivor fund for that period. The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Survivor fund’s performance from calendar year to calendar year, and the table compares the Survivor fund’s average annual returns to those of the Russell 3000 Index (a broad-based securities market index) and the Russell Midcap® Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Annual Returns (by calendar year)

During the period shown in the bar chart:

Highest Quarterly Return:	December 31, 2023	12.28%
Lowest Quarterly Return:	June 30, 2022	-15.86%
Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	Since Inception	Inception Date
Survivor fund	10.34%	5.43%	10/25/2021
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.16%	10.52%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	10.60%	5.22%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by Franklin Advisers, Inc., along with its affiliates, Brandywine Global Investment Management, LLC and ClearBridge Investments, LLC.
Portfolio Manager

Name and Title	Portfolio Manager of the Portfolio Since
Nick Hooten, CFA Senior Vice President, Head of Client Investment Solutions	2026
Jacqueline Hurley Kenney, CFA Senior Vice President, Portfolio Manager, Head of Direct Implementation	2026
Eric Johnson, CFA Vice President, Associate Portfolio Manager, Senior Research Analyst	2026
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 16.

PORTFOLIO SUMMARY: SA FRANKLIN CORE FIXED INCOME PORTFOLIO

Investment Goal

The Portfolio’s investment goal is to maximize total return consistent with prudent risk.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 3
Management Fees	0.55%	0.55%
Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.06%	0.06%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	0.61%	0.86%
Fee Waivers and/or Expense Reimbursements[2]	0.13%	0.13%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.48%	0.73%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 0.48%, and 0.73% of the average daily net assets of the Portfolio’s Class 1 and Class 3 shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio under the Expense Limitation Agreement are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. The agreement may be modified or discontinued prior to April 30, 2029 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act, as amended.

Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable expense limitation arrangements for only the first two years). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$49	$168	$314	$737
Class 3	$75	$248	$451	$1,036
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
The Portfolio has not commenced operations as of the date of this Prospectus, but it is expected that the Survivor fund (as defined below) will be reorganized into the Portfolio. During the most recent fiscal year, the Survivor fund’s portfolio turnover rate was 116% of the average value of its portfolio.

PORTFOLIO SUMMARY: SA FRANKLIN CORE FIXED INCOME PORTFOLIO

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in debt and fixed income securities.
SunAmerica has engaged Franklin Advisers, Inc. (the “Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica.
Although the Portfolio may invest in debt and fixed income securities of any maturity, under normal market circumstances, the target dollar-weighted average effective duration for the Portfolio is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by Subadviser based on the Bloomberg U.S. Aggregate Bond Index. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).
The Portfolio presently intends to limit its investments to U.S. dollar denominated securities and currently anticipates that it will generally only purchase debt securities rated, at the time of purchase, at least Baa3 by Moody’s Investors Service or BBB- by S&P Global Ratings, or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated (as determined by the Subadviser). These securities are known as investment grade securities. The Portfolio may invest in securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. The Portfolio may invest up to 15% of its total assets in the securities of non-U.S. issuers and may invest a substantial portion of its assets in mortgage-backed and asset-backed securities. The Portfolio may purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). The Portfolio may acquire securities on a when-issued, delayed delivery or to-be-announced basis. These transactions are arrangements under which the Portfolio buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time.
The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include, but are not limited to, futures contracts on securities, securities indexes, currencies, interest rates or other financial instruments; options, including call and put options, purchased or written options, and options on securities, securities indexes, currencies, futures contracts, swaps or other instruments; and swaps, including total return swaps, equity swaps, index swaps, interest rate swaps, currency swaps, credit default swaps, volatility swaps and other swap agreements or similar instruments. In particular, the Portfolio may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), credit default swap indices, options (including options on credit default swaps) and futures contracts. Other instruments may also be used from time to time.

PORTFOLIO SUMMARY: SA FRANKLIN CORE FIXED INCOME PORTFOLIO

Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.
Fixed Income Securities Risk. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investments in fixed income securities could lose money. In addition, the Portfolio could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Risk. The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.
An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the

PORTFOLIO SUMMARY: SA FRANKLIN CORE FIXED INCOME PORTFOLIO

Portfolio to underperform other funds with similar investment objectives and investment strategies even in a rising market.
When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk. A Portfolio may purchase or sell when-issued securities that have been authorized but not yet issued in the market. A firm commitment is a buy order for delayed delivery in which a Portfolio agrees to purchase a security from a seller at a future date, stated price, and fixed yield.
U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Portfolio to greater risk than investments in U.S. corporate debt securities.
Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.
Loan Risk. Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and illiquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may lack liquidity or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
Non-U.S. Debt Risk. The value of an investment in non-U.S. debt, even when U.S. dollar denominated, may be affected by political, economic or social conditions. Non-U.S. debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

PORTFOLIO SUMMARY: SA FRANKLIN CORE FIXED INCOME PORTFOLIO

Performance Information

The Portfolio has not commenced operations as of the date of this Prospectus. The returns presented for the Portfolio reflect the performance of the Survivor fund (as defined below). It is anticipated that on or about December 4, 2026, the Portfolio will acquire all of the assets and liabilities of the Guardian Core Fixed Income VIP Fund and Guardian U.S. Government/Credit VIP Fund, each a series of Guardian Variable Products Trust (each, a “Predecessor fund,” and collectively, the “Predecessor funds”), through a reorganization (the “Reorganization”). As a result of the Reorganization, the Portfolio will adopt the performance and financial history of the Guardian Core Fixed Income VIP Fund (the “Survivor fund”). The Portfolio has a different investment goal, strategies, portfolio management team and contractual fees and expenses than the Survivor fund. The performance figures have not been adjusted to reflect the Portfolio’s expenses. If the Survivor fund’s performance information had been adjusted to reflect the Portfolio’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Survivor fund for that period.
The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Survivor fund’s performance from calendar year to calendar year, and the table compares the Survivor fund’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Annual Returns (by calendar year)

During the period shown in the bar chart:

Highest Quarterly Return:	December 31, 2023	6.62%
Lowest Quarterly Return:	September 30, 2022	-4.44%
Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	Since Inception	Inception Date
Survivor fund	6.61%	2.56%	5/2/2022
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.31%	2.85%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by Franklin Advisers, Inc.
Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Michael Salm Senior Vice President, Head of Market Strategy	2026
Albert Chan, CFA Head of Portfolio Construction	2026
Patrick Klein, Ph.D. Senior Vice President, Portfolio Manager	2026
Tina Chou Vice President, Portfolio Manager	2026
Thomas Nelson, CFA Senior Vice President, Head of Market Strategy	2026
Nick Hooten, CFA Senior Vice President, Head of Client Investment Solutions	2026
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 16.

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and Seasons Series Trust. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and Seasons Series Trust. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS’ INVESTMENT STRATEGIES AND INVESTMENT RISKS

From time to time, a Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio’s investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment goal.
In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Statement of Additional Information of SunAmerica Series Trust (the “Trust”), which you may obtain free of charge (see back cover).
Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on a Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.
The principal investment goal and strategies for each Portfolio are non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to a Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities (“80% Policy”). “Net assets” will take into account any borrowings for investment purposes by a Portfolio. Additionally, a derivative instrument that provides exposure to the types of investments that are included in a Portfolio’s 80% Policy or exposure to one or more market risk factors associated with such investments will be counted towards compliance with the Portfolio’s 80% Policy.
SA Franklin Large Cap Disciplined Growth Portfolio
The Portfolio’s investment goal is to provide long-term capital growth.
The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of large capitalization growth companies.
For purposes of the Portfolio’s 80% investment policy, a company is considered to be a large capitalization company if its market capitalization is equal to or greater than the market capitalization of the smallest company in the Russell® 1000 Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Russell® 1000 Index was between approximately $17,107 million and $5.15 trillion. Also for purposes of the Portfolio’s 80% policy, a company is considered to be a growth company if it (i) issues securities that are represented in a third-party growth-style index; or (ii) is above the relevant equity market median in at least two growth metrics similar to those commonly used by third-party growth index providers or third-party vendors in growth classifications, such as earnings growth, price-to-earnings or sales growth, among others. The third-party growth-style indexes the Portfolio currently expects to use to identify growth companies are the Russell 3000® Growth Index and the MSCI All Country World Investable Market Growth Index, although the Portfolio may change the referenced indexes without prior notice.
The Portfolio has three sleeves, each with a different US large cap growth investment strategy. Each sleeve uses one or more of the following investment strategies:
Systematic: This strategy uses a systematic process that applies a factor-scoring methodology to stocks based on factors such as quality, value, sentiment, and alternatives that have historically been rewarded by the market over the long term. This strategy also employs tracking error targets and constraints on beta, sector, industry, and style exposures. Final security selection is determined through an optimization process designed to construct a custom portfolio while preserving the characteristics of the Russell® 1000 Growth Index.
Diversified Growth: This strategy seeks diversification to help manage risk. It emphasizes security selection and fundamental, bottom-up analysis to identify companies with the potential to grow market share and earnings. It invests primarily in high-quality, large-cap companies that are determined to be leaders in their industries.
Fundamental Growth: This strategy combines investment themes with fundamental research to identify durable growth companies that have the potential to outperform across a range of economic environments. As used here, durable companies are companies determined to have long-term growth prospects, high and/or improving capital returns, and a strong ownership culture that enable them to outperform in a variety of economic environments. There are approximately 12 current investment themes, including A Healthier Tomorrow, Subscriptions and Consumables, Closer to Home, Digital Marketing and others. These themes will change over time.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS’ INVESTMENT STRATEGIES AND INVESTMENT RISKS

SunAmerica has engaged the Subadviser to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica. In accordance with those guidelines, the Subadviser allocates assets among the sleeves and makes the Portfolio’s investments. For two of the sleeves, the Subadviser purchases and sells securities based on model portfolios provided by its investment advisory affiliates (the “sub-sub-advisers”) that provide recommendations to the Subadviser but do not have the authority to make the investments.
When constructing the Portfolio’s portfolio, including determining, in consultation with SunAmerica, how to allocate the Portfolio’s assets among itself and the sub-sub-advisers’ strategies, the Subadviser considers a variety of factors that impact the Portfolio’s return potential and portfolio risks. These factors include the Portfolio’s overall exposures, a sub-sub-adviser’s investment style, investment approach, investment substyle and expected return potential of a sub-sub-adviser relative to its assigned benchmark (which may be different than the Portfolio’s benchmark), as well as the characteristics of the sub-sub-adviser’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The Subadviser also considers the manner in which sub-sub-advisers’ historical and expected investment returns correlate with one another. In addition, the Subadviser may adjust allocations based on the Portfolio’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
The number of sleeves and sub-sub-advisers, the particular sub-sub-advisers, and each sleeve’s strategy may change at any time.
With respect to the portion of the Portfolio that the Subadviser manages based upon sub-sub-adviser model portfolios, the Subadviser constructs a portfolio that represents the aggregation of the model portfolios based upon the allocation to each sub-sub-adviser’s strategy. The Subadviser then implements the portfolio consistent with the aggregation of the model portfolios but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Portfolio, the Subadviser purchases and sells securities at the times and in the manner considered by the Subadviser to be efficient for the Portfolio and it is expected that, generally, trades will be effected on a periodic basis, unless the Subadviser determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
Sub-sub-advisers may be assigned a specific benchmark different than the Portfolio’s benchmark. However, the Portfolio’s primary index remains the benchmark for the Portfolio and is intended to be representative of the aggregate of the sub-sub-advisers’ benchmarks.
Sub-sub-advisers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative sub-sub-adviser selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A sub-sub-adviser using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
With respect to the portion of the Portfolio managed by the Subadviser and not allocated to sub-sub-adviser strategies, the Subadviser utilizes quantitative and/or rules-based processes and qualitative analysis to assess Portfolio characteristics and invest in securities and instruments that the Subadviser believes will achieve SunAmerica’s desired risk/return profile for the Portfolio. The Subadviser monitors and assesses Portfolio characteristics, including risk, using a variety of measurements, such as tracking error, and seeks to manage Portfolio characteristics consistent with the Portfolio’s investment objectives and strategies and the investment guidelines provided by SunAmerica. Portfolio characteristics may be managed with the goal to offset undesired relative over- or under-weights to exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, or country in order to seek to achieve the desired risk/return profile for the Portfolio. The Subadviser may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning.
The Portfolio, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Subadviser may increase or decrease the Portfolio’s cash reserves to seek to achieve the desired risk/return profile for the Portfolio, or in anticipation of a transition to a new sub-sub-adviser or large redemptions resulting from rebalancing by funds of funds that invest in the Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS’ INVESTMENT STRATEGIES AND INVESTMENT RISKS

The Portfolio usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Portfolio to perform as though its cash were actually invested in those markets. This exposure may or may not match the Portfolio’s benchmark. The Subadviser may not equitize all or a portion of the Portfolio’s cash or use the cash equitization process to reduce market exposure. At the direction of SunAmerica, the Portfolio invests any remaining cash in short-term investments, including pooled investment vehicles that invest in short-term investments.
The Portfolio may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).
The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. The Portfolio may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Portfolio expects to invest a significant portion of its assets in securities of companies in the information technology sector.
The Portfolio may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Portfolio may also sell a security if there is a significant change to the security’s characteristics or if the security is no longer consistent with the Portfolio’s investment strategies.
Equity securities in which the Portfolio invests include common stocks and preferred stocks. In lieu of, or in addition to, direct investments in equity securities, the Portfolio may invest in derivatives and other equity-equivalent, equity-linked or synthetic instruments whose values are based on, or are otherwise tied to, common stocks, equity securities, baskets of equity securities, or equity indexes. These instruments may include convertible securities, rights, warrants, equity-linked notes, participatory notes, options on individual stocks, stock indexes or exchange-traded funds, futures contracts on individual stocks or stock indexes, forward contracts on equity securities, baskets or indexes, total return swaps, equity index swaps, contracts for difference, and other swaps or similar instruments.
The Portfolio may use these instruments as a substitute for direct investments in equity securities or to obtain, adjust, or manage exposure to particular issuers, markets, sectors, industries, countries, regions, capitalization ranges, styles, or equity indexes.
Additional risks that the Portfolio may be subject to are as follows:

•	Cybersecurity and Artificial Intelligence Risk
•	Foreign Investment Risk
•	Operational Risk
•	Short-term Investment Risk
SA Franklin Mid Cap Core Portfolio
The Portfolio’s investment goal is to provide long-term capital growth.
The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies economically tied to the U.S. and in derivatives that have economic characteristics similar to such securities.
The Portfolio has three sleeves, each with a different US mid cap investment strategy. Each sleeve uses one or more of the following investment strategies:
Systematic: This strategy uses a systematic, factor-based process to evaluate stocks based on factors such as quality, value, sentiment, and alternatives that have historically been rewarded by the market over the long term. Final security selection is determined through an optimization process designed to construct a custom portfolio while preserving the characteristics of the Index.
Value Strategy: This strategy seeks to invest in undervalued mid-cap stocks through a combination of quantitative screening and fundamental and qualitative analysis. The strategy may rotate among segments of the opportunity set based on SunAmerica’s assessment of relative risk and return potential.
Growth Strategy: This strategy uses a concentrated, high-conviction mid-cap growth approach focused on quality companies with durable secular growth characteristics. The strategy applies fundamental research and valuation discipline in selecting investments. As used here, durable companies are companies determined to have growth that will be sustainable over many years and can compound earnings at attractive rates over 5-10 years or longer.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS’ INVESTMENT STRATEGIES AND INVESTMENT RISKS

SunAmerica has engaged Franklin Advisers, Inc. (the “Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica. In accordance with those guidelines, the Subadviser allocates assets among the sleeves and makes the Portfolio’s investments. For two of the sleeves, the Subadviser purchases and sells securities based on model portfolios provided by its investment advisory affiliates (the “sub-sub-advisers”) that provide recommendations to the Subadviser but do not have the authority to make the investments.
The number of sleeves and sub-sub-advisers, the particular sub-sub-advisers, and each sleeve’s strategy may change at any time.
The Subadviser constructs the Portfolio’s portfolio pursuant to investment guidelines provided by SunAmerica. When constructing the Portfolio’s portfolio, including determining, in consultation with SunAmerica, how to allocate the Portfolio’s assets among itself and the sub-sub-advisers’ strategies, the Subadviser considers a variety of factors that impact the Portfolio’s return potential and portfolio risks. These factors include the Portfolio’s overall exposures, a sub-sub-adviser’s investment style, investment approach, investment substyle and expected return potential of a sub-sub-adviser relative to its assigned benchmark (which may be different than the Portfolio’s benchmark), as well as the characteristics of the sub-sub-adviser’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. Subadviser also considers the manner in which sub-sub-advisers’ historical and expected investment returns correlate with one another. In addition, Subadviser may adjust allocations based on the Portfolio’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
With respect to the portion of the Portfolio that Subadviser manages based upon sub-sub-adviser model portfolios, Subadviser constructs a portfolio that represents the aggregation of the model portfolios based upon the allocation to each sub-sub-adviser’s strategy. Subadviser then implements the portfolio consistent with the aggregation of the model portfolios but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Portfolio, Subadviser purchases and sells securities at the times and in the manner considered by Subadviser to be efficient for the Portfolio and it is expected that, generally, trades will be effected on a periodic basis, unless the Subadviser determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
Sub-sub-advisers may be assigned a specific benchmark different than the Portfolio’s benchmark. However, the Portfolio’s primary index remains the benchmark for the Portfolio and is intended to be representative of the aggregate of the sub-sub-advisers’ benchmarks.
Sub-sub-advisers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative sub-sub-adviser selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A sub-sub-adviser using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
With respect to the portion of the Portfolio managed by the Subadviser and not allocated to sub-sub-adviser strategies, the Subadviser utilizes quantitative and/or rules-based processes and qualitative analysis to assess Portfolio characteristics and invest in securities and instruments that Subadviser believes will achieve the SunAmerica’s desired risk/return profile for the Portfolio. Subadviser monitors and assesses Portfolio characteristics, including risk, using a variety of measurements, such as tracking error, and seeks to manage Portfolio characteristics consistent with the Portfolio’s investment objectives and strategies and the investment guidelines provided by SunAmerica. Portfolio characteristics may be managed with the goal to offset undesired relative over- or under-weights to exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, or country in order to seek to achieve the desired risk/return profile for the Portfolio. Subadviser may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning.
The Portfolio, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Subadviser may increase or decrease the Portfolio’s cash reserves to seek to achieve the desired risk/return profile for the Portfolio, or in anticipation of a transition to a new sub-sub-adviser or large redemptions resulting from rebalancing by funds of funds that invest in the Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS’ INVESTMENT STRATEGIES AND INVESTMENT RISKS

The Portfolio usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Portfolio to perform as though its cash were actually invested in those markets. This exposure may or may not match the Portfolio’s benchmark. Subadviser may not equitize all or a portion of the Portfolio’s cash or use the cash equitization process to reduce market exposure. At the direction of SunAmerica, the Portfolio invests any remaining cash in short-term investments, including pooled investment vehicles that invest in short-term investments.
The Portfolio may also invest a portion of its assets in securities of companies known as real estate investment trusts (“REITs”), which are companies that own and/or manage properties. By investing in REITs indirectly through the Portfolio, a shareholder will bear the expenses of the REITs in addition to the expenses of the Portfolio. The Portfolio may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).
The Portfolio may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Portfolio expects to invest a significant portion of its assets in securities of companies in the financials, industrials and information technology sectors.
The Portfolio may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Portfolio may also sell a security if there is a significant change to the security’s characteristics or if the security is no longer consistent with the Portfolio’s investment strategies.
For purposes of the Portfolio’s 80% investment policy, a company is considered to be a mid-capitalization company if it is included in the Russell Midcap® Index (the “Index”). Medium capitalization, or mid-cap, companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Index to the market capitalization of the largest company in the Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Index was between approximately $874.27 million and $250.12 billion. The Index includes approximately 800 of the smallest issuers in the Russell 1000 Index (a measure of the large- and mid-cap segments of the U.S. equity market) based on a combination of their market cap and current index membership. The Russell 1000 Index consists of approximately 1000 of the largest issuers in the Russell 3000 Index (which is designed to represent approximately 98% of the investable U.S. equity market). The universe includes companies determined to have the U.S. as their primary country of risk that are listed on the Cboe, NYSE, NYSE American, NYSE Arca, and NASDAQ with minimum total market capitalization of $30 million. The Index is float-adjusted market capitalization weighted. The Index is reconstituted semi-annually in June and December). As of June 29, 2026, the Index comprised 800 constituents.
Equity securities in which the Portfolio invests include common stocks, preferred stocks, and equity-equivalent securities or instruments whose values are based on common stocks (i.e., convertible securities, rights, warrants, or options (stock or stock index), futures contracts (stock or stock index) and index swaps). In lieu of, or in addition to, direct investments in equity securities, the Portfolio may invest in derivatives and other equity-equivalent, equity-linked or synthetic instruments whose values are based on, or are otherwise tied to, common stocks, equity securities, baskets of equity securities, or equity indexes. These instruments may include convertible securities, rights, warrants, equity-linked notes, participatory notes, options on individual stocks, stock indexes or exchange-traded funds, futures contracts on individual stocks or stock indexes, forward contracts on equity securities, baskets or indexes, total return swaps, equity index swaps, contracts for difference, and other swaps or similar instruments. The Portfolio may use these instruments as a substitute for direct investments in equity securities or to obtain, adjust, or manage exposure to particular issuers, markets, sectors, industries, countries, regions, capitalization ranges, styles, or equity indexes.
Additional risks that the Portfolio may be subject to are as follows:

•	Cybersecurity and Artificial Intelligence Risk
•	Operational Risk
•	Real Estate Investment Trusts Risk

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS’ INVESTMENT STRATEGIES AND INVESTMENT RISKS

SA Franklin Core Fixed Income Portfolio
The Portfolio’s investment goal is to maximize total return consistent with prudent risk.
The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in debt and fixed-income securities.
SunAmerica has engaged Franklin Advisers, Inc. (“Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica.
Subadviser constructs the Portfolio’s portfolio pursuant to investment guidelines provided by SunAmerica. Subadviser monitors and assesses Portfolio characteristics, including risk, using a variety of measurements, such as tracking error, and seeks to manage Portfolio characteristics consistent with the Portfolio’s investment objectives and strategies and the investment guidelines provided by SunAmerica.
Although the Portfolio may invest in debt and fixed income securities of any maturity, under normal market circumstances, the target dollar-weighted average effective duration for the Portfolio is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by Subadviser based on the Bloomberg U.S. Aggregate Bond Index. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). The Portfolio presently intends to limit its investments to U.S. dollar denominated securities and currently anticipates that it will generally only purchase debt securities rated, at the time of purchase, at least Baa3 by Moody’s Investors Service or BBB- by S&P Global Ratings, or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated (as determined by the Subadviser). These securities are known as investment grade securities. The Portfolio may invest in securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. The Portfolio may invest up to 15% of its total assets in the securities of non-U.S. issuers.
The Portfolio may invest a substantial portion of its assets in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only and inverse interest only mortgage-
backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Portfolio has exposure to non-agency mortgage-backed securities.
The Portfolio may invest a substantial portion of its assets in asset-backed securities, which may be backed by, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.
The Portfolio may purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). Such investments are generally rated below investment grade and are expected to exhibit credit risks similar to high yield or junk bonds. Such investments may also be unrated, in which case the Portfolio relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The Portfolio may invest in senior secured floating rate loans or debt and second lien or other subordinated or unsecured floating rate loans or debt. Senior secured loans or debt are secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event the borrower goes bankrupt. Second lien and subordinated loans or debt rank after senior obligations of the borrower in the event of bankruptcy and typically have a lower credit rating and therefore higher yield than senior secured loans. Unsecured loans or debt are not secured by specific collateral of the borrower in the event of bankruptcy. Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal or in the performance of certain covenants or agreements and/or have uncertain financial conditions.
The Portfolio’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.
The Portfolio invests in securities of issuers in a variety of sectors of the fixed income market. For example, Subadviser may identify sectors of the fixed income market it believes to be undervalued and focus the Portfolio’s investments in those sectors. These sectors will differ over time. Subadviser may attempt to anticipate shifts in interest rates and invest in securities it expects to perform well in relation to market indexes as a result of such shifts.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS’ INVESTMENT STRATEGIES AND INVESTMENT RISKS

The Portfolio may enter into repurchase agreements. A repurchase agreement is an agreement under which the Portfolio acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).
The Portfolio may invest in commercial paper, including asset-backed commercial paper.
The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include, but are not limited to, futures contracts on securities, securities indexes, currencies, interest rates or other financial instruments; options, including call and put options, purchased or written options, and options on securities, securities indexes, currencies, futures contracts, swaps or other instruments; and swaps, including total return swaps, equity swaps, index swaps, interest rate swaps, currency swaps, credit default swaps, volatility swaps and other swap agreements or similar instruments. Derivatives that provide exposure to debt and fixed income securities or to one or more market risk factors associated with such securities may be used to satisfy the Portfolio’s policy to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in debt and fixed income securities. In particular, the Portfolio may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts. Other instruments may also be used from time to time. The Portfolio’s use of derivatives may cause the Portfolio’s investment returns to be impacted by the performance of securities the Portfolio does not own and result in the Portfolio’s total investment exposure exceeding the value of its portfolio.
The Portfolio, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Subadviser may increase or decrease the Portfolio’s cash reserves to seek to achieve the desired risk/return profile for the Portfolio, or in anticipation of large redemptions resulting from rebalancing by funds of funds.
The Portfolio usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Portfolio’s benchmark and Subadviser may use the cash equitization process to manage Portfolio exposures. Subadviser may not equitize a portion of the Portfolio’s cash or use the cash equitization process to reduce market exposure. Subadviser invests any remaining cash in (1) short-term investments and (2) fixed income securities with a typical average portfolio duration of one year and individual effective maturities of up to five years, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may be backed by, among others, credit card and automobile loan receivables) and money market securities.
The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
The Portfolio may acquire securities on a when-issued, delayed delivery or to-be-announced basis. These transactions are arrangements under which the Portfolio buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time.
The Portfolio may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Portfolio may also sell a security if there is a significant change to the security’s characteristics or if the security is no longer consistent with the Portfolio’s investment strategies.
Additional risks that the Portfolio may be subject to are as follows:

•	Bonds Risk
•	CLO Risk
•	Cybersecurity and Artificial Intelligence Risk
•	Illiquidity Risk
•	Operational Risk

GLOSSARY

Risk Terminology

Active Trading Risk. A Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Affiliated Fund Rebalancing Risk. A Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, a Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, a Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
CLOs Risk. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Portfolio invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may lack liquidity. However, an active dealer market may exist for CLOs, allowing a CLO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers.
Cybersecurity and Artificial Intelligence Risk. Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Portfolio, SunAmerica, a subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a Portfolio invests, and thereby cause the Portfolio’s investments to lose value.
The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of a Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.

GLOSSARY

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (e.g., stock options, futures, caps, floors, etc.). Futures and options are traded on different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative instruments, such as structured notes, may be part of a public offering. To the extent a derivative is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap or other derivative is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from a Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with a Portfolio’s use of derivatives are market risk and counterparty risk.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment, by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, a Portfolio faces the risk that its counterparties may not perform their obligations.
Forward contracts on many commodities are not regulated by the CFTC and therefore, a Portfolio will not receive any benefit of CFTC or SEC regulation when trading forwards on those commodities. Forwards on currencies are subject to certain CFTC regulations including, when the forwards are cash-settled, rules applicable to swaps.
Options and Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security (or other instrument) at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolio may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.

GLOSSARY

A Portfolio may buy or sell put and call options that trade on U.S. or foreign exchanges. A Portfolio may also buy or sell OTC options, which subject the Portfolio to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Portfolio may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. A Portfolio may write call options on a security or other investment that the Portfolio owns (referred to as “covered calls”). If a covered call sold by a Portfolio is exercised on an investment that has increased in value above the call price, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.
Swaps Risk. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. CFTC rules require certain interest rate and credit default swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is designed to reduce counterparty credit risk, in some cases it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As certain swaps become more standardized, the CFTC may require other swaps to be centrally cleared and traded, which may make it more difficult for a Portfolio to use swaps to meet its investment needs. A Portfolio also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. A Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations. There are several different types of swaps:

•	Credit Swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

•	Currency Swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.
•	Equity Swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.
•	Interest Rate or Inflation Swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.
•	Mortgage Swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
•	Total Return Swaps (sometimes referred to as contracts for difference) are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.
Credit Default Swaps Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when a Portfolio is the buyer. CFTC rules require that certain credit default swaps be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. As a general matter, these requirements have increased costs in connection with trading these instruments.

GLOSSARY

Interest Rate Swaps and Related Derivatives Risk. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Swaptions Risk. A swaption is an options contract on a swap agreement. The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into the underlying swap on agreed-upon terms. Swaptions enable a Portfolio to purchase exposure that is significantly greater than the premium paid. Consequently, the value of swaptions can be volatile, and a small investment in swaptions can have a large impact on the performance of the Portfolio. A Portfolio risks losing all or part of the cash paid (premium) for purchasing swaptions. Additionally, the value of the option may be lost if the portfolio managers fail to exercise such option at or prior to its expiration.
Equity Securities Risk. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.
Stocks are one type of equity security. Generally, there are three types of stocks:

•	Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.
•	Preferred stock — Each share of preferred stock usually allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
•	Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.
Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, EDRs and GDRs. More information about these equity securities is included elsewhere in this Prospectus or contained in the SAI.
Equity Securities are subject to the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which the prices of “growth” stocks in general have fallen, or vice versa.

GLOSSARY

Convertible Securities Risk. Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. A convertible security is only considered an equity security if the exercise price of the convertible security is less than the fair market value of the security issuable upon conversion of such convertible security. The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments, the creditworthiness of the issuer, and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed-income security related risks, while at other times such a security may be more susceptible to equity security related risks. Convertible preferred stock and other hybrid instruments may also be subject to the risk of dividend suspension or reduction, and may be subordinated to the issuer’s debt obligations. Certain convertible securities may be subject to mandatory or contingent conversion provisions, which could result in conversion at a time or price unfavorable to a Portfolio. Additionally, an issuer may have the right to buy back or redeem certain of the convertible securities at a time and a price that is unfavorable to a Portfolio.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for a Portfolio and may cause the preferred stock to lose substantial value.
Warrants and Rights Risk. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, as in the case of a corporate action. Warrants are rights to buy common stock of a company at a specified price during the life of the warrant. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale. If a warrant or right is not exercised by the date of its expiration, it may expire worthless if the market price of the securities is below the exercise price of the warrant.
Fixed-Income Securities Risk. Fixed-income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities represent indebtedness of the issuer and generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.
Fixed-income securities include, but are not limited to, U.S. and foreign corporate fixed-income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and certain types of short-term investments. Short-term investments include, but are not limited to, money market securities, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. Commercial paper is a specific type of corporate note, with terms to maturity less than a year and short-term notes often payable in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific income securities see the SAI.

GLOSSARY

Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury; however, they involve federal sponsorship. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-backed fixed-income securities see “Mortgage-and Asset-Backed Securities” below.
In addition to those discussed above, investments in fixed-income securities may also include:

•
Agency Discount Notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•
Asset-Backed Securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

•
Corporate Debt Instruments (Bonds, Notes and Debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•
Municipal Securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

•
Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

•	Preferred Stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.
Recent market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which a Portfolio invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Portfolio is forced to sell such investments to meet redemptions or for other cash needs, such Portfolio may suffer a loss.
Bonds Risk. Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

GLOSSARY

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).
Investment grade bonds are bonds that are rated at least BBB– by S&P Global Ratings (“S&P®”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are determined by the subadviser to be of comparable quality at the time of purchase. The SAI has more detail about ratings.
Bonds that are rated Baa by Moody’s or BBB by S&P® or Fitch have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P® or Fitch have speculative characteristics. Bonds that do not meet the credit quality standards of an investment grade security (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call”—or repay—its high-yielding bonds before their maturity date. Typically, such repayments will occur during periods of falling interest rates requiring a Portfolio to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through a Portfolio and result in a decline in a Portfolio’s income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.
Credit Risk. The value of a fixed-income security is directly affected by an issuer’s ability to pay principal and interest on time. If a Portfolio invests in fixed-income securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by a Portfolio fails to pay an obligation on a timely basis, otherwise defaults; or is perceived by other investors to be less creditworthy. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.
The creditworthiness of an issuer is always a factor in analyzing fixed income securities. “High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and a Portfolio will also suffer from the inability to invest in higher yielding securities.

GLOSSARY

Interest Rate Risk. The volatility of fixed-income securities is due principally to changes in interest rates. The market value of money market securities and other fixed-income securities usually tends to vary inversely with the level of interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact a Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Inverse Floaters Risk. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.
Floating Rate Securities Risk. Variable and floating rate obligations have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies (which normally will involve industrial development or revenue bonds), may have a maturity in excess of one year. In some cases, the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank. A bondholder can demand payment of the obligations on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. Floating rate obligations also include CLOs. CLOs include trusts typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees.
The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by a Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. Floating rate obligations are considered to have liquidity because a number of U.S. and foreign securities dealers make active markets in these securities. The absence of an active market for these securities could make it difficult for a Portfolio to dispose of them if the issuer defaults.
Junk Bonds Risk. A portion of a Portfolio’s investments may be invested in high yielding, high risk fixed income securities, commonly known as junk bonds. These securities can range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities because issuers of junk bonds are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. Accordingly, these investments could decrease in value and therefore negatively impact a Portfolio. In addition, the secondary market for junk bonds may not be as liquid as that for higher rated fixed income securities. As a result, a Portfolio may find it more difficult to value junk bonds or sell them and may have to sell them at prices significantly lower than the values assigned to them by a Portfolio.

GLOSSARY

Sub-Prime Debt Securities Risk. The issuer of a sub-prime debt security may default on its payments of interest or principal on a security when due. These risks are more pronounced in the case of sub-prime debt instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
Zero Coupon Bond Risk. “Zero coupon” bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. In addition to the risks associated with bonds, since zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities. Zero coupon bonds may also be subject to greater interest rate risk and credit risk than other fixed income instruments.
Foreign Investment Risk. Foreign investments are investments of issuers that are economically tied to a non-U.S. country. Except as otherwise described in a Portfolio’s principal investment strategies or Additional Information about the Portfolios’ Investment Strategies and Investment Risks sections, or as determined by the Subadviser, a Portfolio will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. Foreign investments include, but are not limited to, securities issued by foreign governments or their agencies and instrumentalities, foreign corporate and government bonds, foreign equity securities, securities issued by foreign investment companies and passive foreign investment companies, and ADRs or other similar securities that represent interests in foreign equity securities, such as EDRs and GDRs. A Portfolio’s investments in foreign securities may also include securities from emerging market issuers.
Investments in foreign countries are subject to a number of risks. Investments in foreign securities involve risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political, social and legal developments or economic and financial instability, for example. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price or sell than U.S. securities, which means the Subadviser may at times be unable to sell foreign investments at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection made on the basis of a fundamental investment approach are subject to significant losses when the actual market prices of securities are materially different than from the prices predicted by the forecast resulting from the fundamental analysis. Fundamental analysis is inherently subject to the risk of not having identified all the relevant factors. In addition, the macro-economic factors considered by the subadviser may be difficult to evaluate or implement. Fundamental investing is also inherently subject to the unpredictable duration of periods during which market prices and actual value as determined by such analysis will change. Security or instrument selection using a fundamental investment approach may cause a Portfolio to underperform other funds with similar investment objectives and investment strategies even in a rising market.

GLOSSARY

Illiquidity Risk. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquidity risk exists when particular investments are difficult to sell. Although most of a Portfolio’s investments must be liquid at the time of investment, investments may lack liquidity after purchase by the Portfolio, particularly during periods of market turmoil. When a Portfolio holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions. Derivatives may also be subject to illiquidity risk.
Investment Company Risk. Registered investment companies are investments by a Portfolio in other investment companies, including ETFs, which are registered in accordance with the federal securities laws. The risks of a Portfolio owning other investment companies, including ETFs or Underlying Portfolios, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by a Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly.
Loan Risk. Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and illiquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may lack liquidity or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A Portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a Portfolio’s liquidity needs. When purchasing a participation, a Portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a Portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institutions interests with respect to a loan may involve additional risks.
Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
Transactions in loans may settle on a delayed basis, resulting in the proceeds from the sale of a loan not being available to make additional investments or to meet a Portfolio’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Portfolio may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

GLOSSARY

Market Risk. A Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation, weakness in the broad market, a particular industry, or specific holdings, adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts; trade wars and similar conflicts, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. The prospects for a sector, an industry or an issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Government intervention in markets may impact interest rates, market volatility and security pricing. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. In addition, SunAmerica’s or the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Market Capitalization Risk. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and Underlying Portfolios and the indices described below change over time. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States. A Portfolio or underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios and Underlying Portfolios, except as noted in a Portfolio’s or Underlying Portfolio’s Summary:

•
Large-Cap Companies will include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Russell 1000® Index was between approximately $17.107 million to $5.15 trillion.

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Mid-Cap Companies will include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of June 30, 2026, the market capitalization range of the companies in the Russell Midcap® Index was $5.7 billion to $162 billion.

Management Risk. A Portfolio is subject to management risk because it is an actively-managed investment portfolio. A Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Growth Stock Risk. A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

GLOSSARY

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.
Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and a Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Multi-Manager Approach Risk. While the investment strategies employed by a Portfolios’ subadvisers and sub-sub-advisers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by a Portfolio’s subadvisers and sub-sub-advisers may result in a Portfolio holding a significant amount of certain types of securities. This may be beneficial or detrimental to a Portfolio’s performance depending upon the performance of those securities and the overall economic environment. The subadvisers and sub-sub-advisers selected for a Portfolio may underperform the market generally or other sub-advisers that could have been selected for that Portfolio. The multi-manager approach could increase a Portfolio’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a Portfolio’s portfolio securities, higher brokerage commissions and other transaction costs. The success of a Portfolio’s investment strategy depends on, among other things, the SunAmerica’s skill in selecting subadvisers, the subadviser’s skill in allocating assets among itself and other sub-advisers and/or sub-sub-advisers, and the subadviser’s skill in executing the relevant investment strategy and selecting investments for the Portfolio.
Non-U.S. Fixed Income Securities Risk. A Portfolio’s non-U.S. fixed income securities are typically obligations of sovereign governments and corporations. They may also be issued by non-U.S. government agencies or instrumentalities. No assurance can be given that a non-U.S. government will provide financial support to government agencies or instrumentalities and therefore bonds issued by non-U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. As with any fixed income securities, non-U.S. fixed income securities are subject to the risk of being downgraded in credit rating and to the risk of default. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with these foreign investments.
Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of a Portfolio. Securities held by a Portfolio which are denominated in U.S. dollars are still subject to currency risk.

GLOSSARY

Non-Discretionary Implementation Risk. With respect to the portion of a Portfolio that is managed by the Subadviser pursuant to model portfolios provided by sub-sub-advisers, it is expected that trades will be effected on a periodic basis and, therefore, less frequently than would typically be the case if the sub-sub-advisers managed that portion of the Portfolio directly on a discretionary basis. Given that values of investments change with market conditions, this could cause a Portfolio’s return to be lower than if that portion of the Portfolio were managed directly by a sub-sub-adviser. In addition, the subadviser may deviate from the model portfolios provided by a sub-sub-adviser for various purposes, and this may cause a Portfolio’s return to be lower than if the subadviser had implemented the model portfolio as provided by the sub-sub-adviser.
Non-Diversification Risk (SA Franklin Large Cap Disciplined Growth Portfolio). Certain Portfolios are organized as “non-diversified” Portfolios. A non-diversified Portfolio may invest a larger portion of its assets in the stocks of a single company than a diversified fund, and thus can concentrate in a smaller number of issuers. A Portfolio’s risk is increased because the effect the performance of each security on the Portfolio’s overall performance is greater.
Operational Risk. The Portfolios are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Portfolios’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Portfolios seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks, such as disruptions in trading, valuation, shareholder servicing, or regulatory reporting even in the absence of a cybersecurity event.
Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT. The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only the shareholder’s proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Financials Sector Risk. The Portfolio is vulnerable to the particular risks that may affect companies in the financials sector. Companies in the financials sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financials sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Industrials Sector Risk. Industrials companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition

GLOSSARY

of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk. There are numerous risks and uncertainties involved in investing in the information technology sector. Historically, the prices of securities in this sector have tended to be volatile. If the Portfolio invests primarily in information technology-related issuers, it bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The information technology sector includes companies from various industries, including internet, computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.
Short-Term Investments. The Portfolio may invest in short-term investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by the Portfolio during periods when the Adviser or the Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. Common short-term investments include, but are not limited to:
Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.
Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.
Savings Association Obligations. Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC.
Commercial Paper. Short-term notes (up to 397 days) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes.
Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.

GLOSSARY

Variable Amount Master Demand Notes. Variable amount master demand notes permit the Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with variable amount master demand note arrangements, the Adviser or the Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser or the Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by NRSROs and the Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Variable amount master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.
Corporate Bonds and Notes. The Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.
U.S. Government Securities. Debt securities maturing generally within 397 days of the date of purchase and include adjustable-rate mortgage securities backed by Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.
Repurchase Agreements. The Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser or the Subadviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Portfolio’s money is invested in the security. Whenever the Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.
U.S. and Non-U.S. Corporate Debt Securities Risk. U.S. and non-U.S. corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. and non-U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security’s market value. In addition, due to less publicly available financial and other information, less stringent securities regulation, economic sanctions, war, and other adverse governmental actions, investments in non-U.S. corporate debt securities may expose a Fund to greater risk than investments in U.S. corporate debt securities.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; these securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

GLOSSARY

When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk. A Portfolio may purchase or sell when-issued securities that have been authorized but not yet issued in the market. A firm commitment is a buy order for delayed delivery in which a Portfolio agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement binds the seller as to delivery and binds the purchaser as to acceptance of delivery. In addition, a Portfolio may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. A Portfolio may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. There is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Settlement Risk. Investments purchased on an extended-settlement basis, such as when-issued, forward commitment or delayed-delivery transactions, involve a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on an extended-settlement basis involves the risk that the value of the securities sold may increase before the settlement date.

GLOSSARY

About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.
The Bloomberg U.S. Aggregate Bond Index combines several Bloomberg Barclays fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate bonds, mortgage pass-through securities, and asset-backed securities.
Additional Information about the Bloomberg Indices. “Bloomberg®” and the Bloomberg Indices referenced herein (the “Index”) are trademarks or service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Service Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”) and/or one or more third-party providers (each such provider, a “Third-Party Provider,”) and have been licensed for use for certain purposes to SunAmerica. To the extent a Third-Party Provider contributes intellectual property in connection with the Index, such third-party products, company names and logos are trademarks or service marks, and remain the property, of such Third-Party Provider. Bloomberg is not affiliated with SunAmerica or a Third-Party Provider, and Bloomberg does not approve, endorse, review, or recommend the financial products referenced herein (the “Financial Products”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Indices of the Financial Products.
The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 93% of the total market capitalization of the Russell 3000® Index.
The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.
The Russell Midcap® Index measures the performance of the midcap segment of the US equity market. As a subset of the Russell 1000® Index, the Russell Midcap Index includes approximately 800 non-mega cap companies based on a combination of their market cap and current index membership.
Additional Information About the Russell Indices. The Russell Indices are each a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

MANAGEMENT

Information about the Investment Adviser and Manager

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the subadvisers for the Portfolios, manages the investments for certain Portfolios, oversees the subadvisers’ management of the Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica, located at One World Trade Center, Suite J, 49th Floor, New York, NY 10007, is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $42.3 billion as of January 31, 2026. SunAmerica is a wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable”).
SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolios with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.
SunAmerica may terminate any subadvisory agreement with a subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement (“Advisory Agreement”) for the Portfolios will be available in the Portfolios’ Annual Financial Statements and Other Information filed on Form N-CSR for the period ended December 31, 2026. In addition to serving as investment adviser and manager of the Trust, SunAmerica serves as adviser, manager and/or administrator for the series of Seasons Series Trust.
Management Fee. As compensation for its services in managing each Portfolio, SunAmerica receives a monthly fee at an annual rate equal to the following percentage of average daily net assets:

Portfolio	Fee
SA Franklin Large Cap Disciplined Growth Portfolio	0.70% to $250 million 0.65% next $250 million 0.60% over $500 million
SA Franklin Mid Cap Core Portfolio	0.80% to $100 million 0.75% over $100 million
SA Franklin Core Fixed Income Portfolio	0.70% to $50 million 0.60% next $100 million 0.55% next $100 million 0.50% over $250 million
Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse the expenses of certain Portfolios through April 30, 2029 so that the Portfolio’s Total Annual Portfolio Operating Expenses do not exceed the limits set forth in the agreement. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” do not include extraordinary expenses (i.e., expenses unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to each Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the applicable share class of the Portfolio to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. The agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

MANAGEMENT

The Portfolios have not commenced operations as of the date of this Prospectus; however, it is expected that each Portfolio will be a successor to a series of Guardian Variable Products Trust (the “Predecessor Trust” and its series, the “Predecessor funds” and each, a “Predecessor fund”) noted below, as a result of a reorganization in which each Portfolio will acquire all of the assets and liabilities of its respective Predecessor fund (the “Reorganizations”). The Predecessor Trust, on behalf of each Predecessor fund, entered into an investment management agreement with Park Avenue Institutional Advisers LLC (the “Predecessor Advisory Agreement”).

Portfolio	Predecessor fund (series of Predecessor Trust)
SA Franklin Large Cap Disciplined Growth Portfolio	Guardian Large Cap Disciplined Growth VIP Fund
SA Franklin Mid Cap Core Portfolio	Guardian Small-Mid Cap Core VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Mid Cap Traditional Growth VIP Fund
SA Franklin Core Fixed Income Portfolio	Guardian Core Fixed Income VIP Fund Guardian U.S. Government/Credit VIP Fund
For the fiscal year ended December 31, 2025, each Predecessor fund paid Park Avenue Institutional Advisers LLC a fee, computed daily and payable monthly, equal to the following percentage of average daily net assets.

Portfolio	Fee
Guardian Large Cap Disciplined Growth VIP Fund	0.58%
Guardian Small-Mid Cap Core VIP Fund	0.64%
Guardian Select Mid Cap Core VIP Fund	0.53%
Guardian Mid Cap Relative Value VIP Fund	0.72%
Guardian Mid Cap Traditional Growth VIP Fund	0.80%
Guardian Core Fixed Income VIP Fund	0.44%
Guardian U.S. Government/Credit VIP Fund	0.47%
For each Predecessor fund, Park Avenue Institutional Advisers LLC had contractually agreed to waive certain fees and/or reimburse certain expenses through April 30, 2027 so that Total Annual Fund Operating Expenses (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) did not exceed the following amounts of average daily net assets of the Predecessor funds:

Portfolio	Fee
Guardian Large Cap Disciplined Growth VIP Fund	0.87%
Guardian Small-Mid Cap Core VIP Fund	1.09%
Guardian Select Mid Cap Core VIP Fund	1.08%
Guardian Mid Cap Relative Value VIP Fund	1.09%
Guardian Mid Cap Traditional Growth VIP Fund	1.07%
Guardian Core Fixed Income VIP Fund	0.58%
Guardian U.S. Government/Credit VIP Fund	0.73%
Commission Recapture Program. A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the respective Portfolio. The Board has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of certain Portfolios and their shareholders. Through the commission recapture program, a portion of certain Portfolios’ expenses will be reduced. “Other Expenses,” as reflected in the Annual Portfolio Operating Expenses in each Portfolio Summary, do not take into account this expense reduction and are therefore higher than the actual expenses of the Portfolio. For more information about the commission recapture program, see the Statement of Additional Information.

MANAGEMENT

Information about the Subadviser

The investment manager(s) and/or management team(s) that have primary responsibility for the day to day management of the Portfolios are set forth below. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.
SunAmerica compensates the subadviser out of the advisory fees that it receives from the respective Portfolios. SunAmerica may terminate any agreement with the subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of the subadvisory agreement for the Portfolios will be available in the Portfolios’ Annual Financial Statements and Other Information filed on Form N-CSR for the period ended December 31, 2026.
The Statement of Additional Information provides information regarding the portfolio managers listed in this Prospectus, including other accounts they manage, their ownership interest in the Portfolio(s), and the structure and method used by the adviser/subadviser to determine their compensation.

MANAGEMENT

Franklin Advisers, Inc. (Franklin) is a California corporation with its principal offices at One Franklin Parkway, San Mateo, California 94403-1906. It is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2026, Franklin Templeton managed approximately $1.71 trillion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in over 150 countries.
The SA Franklin Large Cap Disciplined Growth Portfolio and SA Franklin Mid Cap Core Portfolio are managed by Nick Hooten, CFA, Jacqueline Hurley Kenney, CFA, and Eric Johnson, CFA. Mr. Hooten is a Senior Vice President and Head of Client Investment Solutions for Franklin Templeton Investment Solutions (“FTIS”). He is responsible for the growth of FTIS through the development and management of innovative investment solutions. Prior to joining Franklin Templeton, Mr. Hooten was head of investment solutions for QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2014, Mr. Hooten was a vice president and investment analyst with Transamerica Asset Management. Mr. Hooten holds a B.S. in marketing from Pennsylvania State University and an MBA from the Stern School of Business at New York University. Ms. Kenney is a Senior Vice President, Portfolio Manager, and Head of Direct Implementation for FTIS. She is responsible for multi-asset strategies, including target-date, target-risk, volatility controlled, ESG and customized solutions. Ms. Kenney was formerly a member of the Portfolio Management group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2010, Ms. Kenney was employed at Deutsche Asset Management. Previously, she was a consultant at Bearing Point and Accenture. Ms. Kenney received her B.A. from Colgate University and her M.B.A. from the Ross School of Business at the University of Michigan. Mr. Johnson is a Vice President and Senior Research Analyst for FTIS. He contributes to systematic equity and multi-asset strategies, and to cross-organization efforts within FTIS. Prior to Franklin Templeton, Mr. Johnson was a member of the research team at QS Investors, which combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Prior to QS Investors, Mr. Johnson was a quantitative analyst at Batterymarch Financial Management. Prior to joining Batterymarch, Mr. Johnson was an application engineer at MathWorks, creator of MATLAB software. Mr. Johnson holds a Bachelor of Science and a Master of Science in Mechanical
Engineering from the University of Michigan. He is a CFA charterholder.
Franklin compensates each of Brandywine Global Investment Management, LLC (“Brandywine”), ClearBridge Investments, LLC (“ClearBridge”), and Putnam Investment Management, LLC (“Putnam”), the Portfolios’ sub-sub-advisers, out of the subadvisory fees it receives from SunAmerica. Neither SunAmerica nor the Portfolios compensate the Portfolios’ sub-sub-advisers. Brandywine, ClearBridge, and Putnam are affiliates of Franklin. SunAmerica may terminate the sub-advisory agreement with Franklin without shareholder approval.
Brandywine is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of January 31, 2026, Brandywine’s total assets under management were approximately $65.2 billion.
ClearBridge is located at One Madison Avenue, New York, New York 10010 and is an active equity manager offering a broad range of strategies across global developed and emerging markets, local markets, and real assets and income. ClearBridge has been committed to delivering long-term results through active management for more than 60 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of January 31, 2026, ClearBridge’s assets under management were approximately $213.1 billion, including $44.6 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors. For purposes of this statement, ClearBridge consists of ClearBridge and its affiliated managers whose businesses have been operationally integrated with ClearBridge’s, including ClearBridge Investments Limited and its subsidiary in Australia, a part of Franklin Templeton Australia Limited doing business as ClearBridge Investments in Australia, a part of Franklin Templeton Investments Corp. doing business as ClearBridge Investments in Canada and ClearBridge Investment Management Limited in the United Kingdom. The business of Franklin Real Asset Advisors has been aligned with ClearBridge Investments.

MANAGEMENT

Putnam is a Delaware limited liability company with principal offices at 100 Federal Street, Boston, MA 02110. Putnam is a wholly owned subsidiary of Putnam U.S. Holdings I, LLC (“Putnam Holdings”). Putnam Holdings is owned through a series of wholly-owned subsidiaries by Franklin Templeton, a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2026, Franklin Templeton managed approximately $1.71 trillion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships.
SA Franklin Core Fixed Income Portfolio is managed by Michael Salm, Albert Chan, CFA, Patrick Klein, Ph.D., Tina Chou, Thomas Nelson, CFA, and Nick Hooten, CFA.
Michael Salm is a Senior Vice President and Portfolio Manager for Franklin Templeton Fixed Income - Multi Sector and Securitized strategies. Mr. Salm has been in the investment industry since 1989. Prior to his current role which he took on in 2024, Mr. Salm was the Chief Investment Officer of Fixed Income for Putnam and a member of Putnam’s Operating Committee from 2021 to 2023. He oversaw the strategy and positioning of Putnam’s fixed-income portfolios. Mr. Salm served as Co-Head of Fixed Income. Mr. Salm joined Putnam in 1997. Mr. Salm earned a B.S. in Applied Economics and Management from Cornell University.
Mr. Chan is a portfolio manager and Head of Portfolio Construction within Franklin Templeton Fixed Income – Multi Sector. Prior to his current role which he took on in 2024, Mr. Chan was Head of Portfolio Construction for Putnam from 2016 to 2024 and was responsible for term structure strategies, including interest-rate and FX trading implementation, and quantitative modeling. He leads the team’s efforts in researching market and macroeconomic data, building quantitative models, recommending broad positioning and portfolio construction ideas, and overseeing and monitoring portfolio implementation. He has been in the investment industry since he joined Putnam in 2002. Previously at Putnam, Mr. Chan served on the Investment-Grade Corporate, Global Term Structure, and High-Yield Corporate teams, including as an Analyst and a Portfolio Manager. Mr. Chan earned an M.S. in Financial Engineering from the University of California, Berkeley, and a B.S. in Computer Engineering from Simon Fraser University.
Dr. Patrick Klein is a Senior Vice President and Portfolio Manager for Franklin Templeton Fixed Income - Multi-Sector. Dr. Klein is responsible for leading a team managing multisector fixed income strategies, with a focus on portfolio construction and risk allocation. Prior to his current role, Dr. Klein was a research analyst for Franklin Templeton Fixed Income. He joined Franklin Templeton in 2005, specializing in mortgage-backed securities. Previously, he was a researcher at Sandia National Laboratories, developing models for the computer simulation of material behavior. Dr. Klein holds a bachelor of arts in mechanical engineering and materials science from Cornell University, and a PhD in mechanical engineering from Stanford University.
Tina Chou is a Vice President and Portfolio Manager for Franklin Templeton Fixed Income - Multi Sector Strategies focused on analyzing corporate credit, credit derivatives, and relative value trades. Ms. Chou has over 18 years of experience in the financial services industry. Prior to her current role which she took on in 2018, Ms. Chou was a management consultant for Boston Consulting Group from 2001 to 2004. She joined Franklin Templeton in 2004 as a fixed income risk analyst. Ms. Chou holds a bachelor of science and masters of engineering in electrical engineering and computer science from the Massachusetts Institute of Technology, and an MBA with concentrations in finance and strategic management from the University of Chicago Booth School of Business.
Thomas Nelson is a Senior Vice President and Head of Market Strategy for FTIS. Mr. Nelson was the head of asset allocation portfolio management for FTIS, where he was responsible for oversight of the FTIS asset allocation portfolio management team. Mr. Nelson joined Franklin Templeton in 2007, where he co-founded the firm’s quantitative research services group before moving to FTIS in 2009. Prior to working at Franklin Templeton, Mr. Nelson worked for Bloomberg LP from 1991 to 2007, where he was most recently manager of the Americas market specialist teams. Mr. Nelson holds a bachelor of science degree in accounting from the University of Delaware.
Information about the Distributor

Directed Services LLC (the “Distributor”) distributes the Portfolios’ shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.

MANAGEMENT

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

ACCOUNT INFORMATION

General

Shares of the Portfolios are not offered directly to the public. Instead, shares are issued and redeemed only in connection with investments in and payments under Variable Contracts offered by The Guardian Insurance & Annuity Company, Inc. The term “Manager” as used in this Prospectus means either SunAmerica, the Trust’s investment adviser and manager, or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies, certain Portfolios of the Trust and certain series of Seasons Series Trust. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers only Class 1 and Class 3 shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.
You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.
Service (12b-1) Plan

Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. Because these fees are paid out of each Portfolio’s Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio’s class of shares also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The value of the investments held by each Portfolio are determined by SunAmerica, as the “valuation designee,” pursuant to its valuation procedures. The Board of Trustees oversees the valuation designee and at least annually reviews its valuation policies and procedures.
Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued by the valuation designee at fair value in accordance with valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.
As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market or the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and a Portfolio may determine that certain closing prices do not reflect

ACCOUNT INFORMATION

the fair value of a security. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the valuation designee determines that closing prices do not reflect the fair value of the securities, the valuation designee will adjust the previous closing prices in accordance with pricing procedures to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.
A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Because Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 3 shares will be lower than the NAV of the Class 1 shares of a Portfolio. Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ securities may change on days when the Trust is not open for purchases or redemptions.
Buy and sell prices. The Separate Accounts, certain Portfolios of the Trust and certain series of Seasons Series Trust buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.
Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received and is in good order by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern Time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:

•	during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;
•	during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or
•	during such other periods as the SEC may by order permit to protect Portfolio shareholders.
The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.
Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, the Trust expects to meet redemption requests by using cash or cash equivalents in a Portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, a Portfolio may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.
Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.
The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interest of the Portfolios’ performance or their participants. Market timing can disrupt the ability of SunAmerica or a subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of a Portfolio. In addition, market timing may increase a Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
To the extent a Portfolio invests significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a

ACCOUNT INFORMATION

Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies—Valuation of Shares”).
Although shares of the Portfolios may be held by other portfolios of the Trust and Seasons Series Trust, they are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures.
The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.
There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of a Portfolio. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable
Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.
Payments in Connection with Distribution

Certain life insurance companies receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or the subadvisers.
Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.
Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually for all Portfolios.
Distribution Reinvestments. The dividends and distributions, if any, will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.
Taxability of a Portfolio. Each Portfolio intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.
The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.

ACCOUNT INFORMATION

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified and otherwise compliant in the future.

FINANCIAL HIGHLIGHTS

The Portfolios have not commenced operations as of the date of this Prospectus. It is anticipated that on or about December 4, 2026, each Portfolio will acquire all of the assets and liabilities of its respective Predecessor fund or Predecessor funds through a reorganization. Of the Predecessor funds, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Select Mid Cap Core VIP Fund, and Guardian Core Fixed Income VIP Fund will serve as the performance and accounting survivor for the SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Mid Cap Core Portfolio, and SA Franklin Core Fixed Income Portfolio, respectively (each, a “Survivor fund”). As a result, the Financial Highlights information presented for each Portfolio is the financial history of its respective Survivor fund.
The following Financial Highlights tables for each Portfolio are intended to help you understand the financial performance of its Survivor fund. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Survivor fund (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, the Survivor funds’ independent registered public accounting firm, whose report, along with each Survivor fund’s financial statements, is included in Guardian Variable Products Trust’s Annual Financial Statements and Other Information for the fiscal year ended December 31, 2025, as filed with the SEC on Form N-CSR, which is available upon request.
Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Survivor fund. Total returns for periods of less than one year are not annualized.

	Per Share Operating Performance						Ratios/Supplemental Data
Period ended	Net Asset Value beginning of period	Net investment income (loss)[1]	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net Asset Value end of period	Total Return[2]	Net Assets end of period (000’s)	Net ratio of expenses to average net assets	Gross ratio of expenses to average net assets	Net ratio of net investment income (loss) to average net assets[3]	Gross ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Guardian Large Cap Disciplined Growth VIP Fund
12/31/25	$35.92	$(0.16)	$6.25	$6.09	$42.01	16.95%	$335,402	0.87%	0.94%	(0.44)%	(0.51)%	42%
12/31/24	27.88	(0.10)	8.14	8.04	35.92	28.84	391,778	0.87	0.92	(0.31)	(0.36)	33
12/31/23	19.65	(0.04)	8.27	8.23	27.88	41.88	450,987	0.87	0.91	(0.16)	(0.20)	37
12/31/22	28.69	(0.03)	(9.01)	(9.04)	19.65	(31.51)	439,541	0.87	0.89	(0.15)	(0.17)	38
12/31/21	23.83	(0.09)	4.95	4.86	28.69	20.39	622,763	0.87	0.87	(0.34)	(0.34)	28
Guardian Select Mid Cap Core VIP Fund
12/31/25	$11.31	$0.05	$1.12	$1.17	$12.48	10.34%	$170,435	0.96%	0.96%	0.40%	0.40%	60%
12/31/24	10.06	0.08	1.17	1.25	11.31	12.43	189,736	0.92	0.94	0.74%	0.72	47%
12/31/23	8.65	0.06	1.35	1.41	10.06	16.30	223,923	0.87	0.92	0.64%	0.59	56%
12/31/22	10.08	0.06	(1.49)	(1.43)	8.65	(14.19)	218,099	0.87	0.90	0.69%	0.66	74%
12/31/21[4]	10.00	0.02	0.06	0.08	10.08	0.80 [5]	261,849	0.82 [5]	0.90 [5]	0.96%[5]	0.88 [5]	93%[5]
Guardian Core Fixed Income VIP Fund
12/31/25	$10.29	$0.44	$0.24	$0.68	$10.97	6.61%	$335,333	0.52%	0.57%	4.13%	4.08%	116%
12/31/24	10.14	0.47	(0.32)	0.15	10.29	1.48	371,273	0.52	0.56	4.58	4.54	205
12/31/23	9.61	0.40	0.13	0.53	10.14	5.52	424,554	0.50	0.54	4.13	4.09	316
12/31/22[6]	10.00	0.22	(0.61)	(0.39)	9.61	(3.90)[7]	449,805	0.50 [7]	0.52 [7]	3.41 [7]	3.39 [7]	90 [7]

[1]	Calculated based on the average shares outstanding during the period.
[2]
Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net ratio of expenses to average net assets and Net ratio of net investment income (loss) to average net assets include the effect of fee waivers, expense limitations, and recoupments, if any.
[4]	Commenced operations on October 25, 2021.
[5]
Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2021, certain non-recurring fees (i.e., audit fees) are not annualized.

[6]	Commenced operations on May 2, 2022.
[7]
Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2022, certain non-recurring fees (i.e., audit fees) are not annualized.

FOR MORE INFORMATION

Once available, the following documents will contain more information about the Portfolios’ investments and are available free of charge upon request:

•
Annual/Semi-Annual Reports and Form N-CSR contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year. In Form N-CSR, you will find the Portfolio’s annual and semi-annual financial statements.

•
Statement of Additional Information (SAI) contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s Prospectus(es), SAIs and semi-annual and annual reports are available at https://venerable.onlineprospectus.net/funds/sast_sst/ or online through the internet websites of the life insurance companies offering the Portfolios as investment options. As shares of the Portfolios are issued and redeemed in connection with investments in and payments under variable annuity contracts and/or variable life policies offered by third-party life insurance companies you may obtain copies of these documents or ask questions about the Portfolios at no charge as follows:

•
If you are a contractholder in a variable annuity contract or variable life policy issued by a life insurance company affiliated with Corebridge Financial, Inc. (“Corebridge”), you may call Corebridge at (800) 445-7862 or write to SunAmerica Series Trust, P.O. Box 15570, Amarillo, Texas 79105-5570.

•
If you are a contractholder in a variable annuity contract issued by The Guardian Insurance & Annuity Company, Inc., you may call 1-800-830-4147 or write to Talcott Resolution – Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. If you are a contractholder in a variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc., you may call 1-888-GUARDIAN (1-888-482-7342) or write to The Guardian Insurance & Annuity Company, Inc., Individual Markets, P.O. Box 981588, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79998-1588 (overnight mail).

Reports and other information about the Portfolios (including the SAI) are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
You should rely only on the information contained in this Prospectus, as amended and supplemented from time to time. No one is authorized to provide you with any different information.
The Trust’s Investment Company Act
File No: 811-07238

STATEMENT OF ADDITIONAL INFORMATION

SUNAMERICA SERIES TRUST

July 29, 2026

SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end management investment company currently consisting of 62 portfolios. This Statement of Additional Information (“SAI”) relates to the following three portfolios (collectively, the “Portfolios” and each, a “Portfolio”):

SA Franklin Large Cap Disciplined Growth Portfolio

SA Franklin Mid Cap Core Portfolio

SA Franklin Core Fixed Income Portfolio

This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1 and Class 3) of the Portfolios, dated July 29, 2026. This SAI expands upon and supplements the information contained in the current Prospectus of the Portfolios. This SAI incorporates the Prospectus by reference.

The Portfolios are new and do not yet have audited financial statements. The audited financial statements for the fiscal year ended December 31, 2025 of the Predecessor funds (as defined below) are incorporated into this SAI by reference to the Predecessor funds’ Annual Financial Statements and Other Information, as filed with the Securities and Exchange Commission on Form N-CSR (the “Annual Report”). You may request a copy of the Prospectus, Annual Report, and other documents or ask questions about the Portfolios or Predecessor funds at no charge as follows:

If you are a contractholder in a variable annuity contract or variable life policy issued by a life insurance company affiliated with Corebridge Financial, Inc. (“Corebridge”), you may call Corebridge at (800) 445-7862 or write to SunAmerica Series Trust, P.O. Box 15570, Amarillo, Texas 79105-5570.

If you are a contractholder in a variable annuity contract issued by The Guardian Insurance & Annuity Company, Inc. (“Guardian”), you may call 1-800-830-4147 or write to Talcott Resolution – Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. If you are a contractholder in a variable life policy issued by Guardian, you may call 1-888-GUARDIAN (1-888-482-7342) or write to The Guardian Insurance & Annuity Company, Inc., Individual Markets, P.O. Box 981588, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79998-1588 (overnight mail).

i

THE TRUST

SunAmerica Series Trust (the “Trust”), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its Declaration of Trust (the “Declaration”). The Trust is composed of 62 separate portfolios. This Statement of Additional Information (“SAI”) pertains to the three portfolios listed on the cover page (collectively, the “Portfolios” and each, a “Portfolio”). Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to funds-of-funds.

Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”), and variable annuity contracts issued by Nassau Life Insurance Company (“Nassau”). Shares of the Trust are also held by certain portfolios of the Trust and of Seasons Series Trust (“SST”) that are managed as “funds-of-funds.” AGL, USL and VALIC are indirect, majority-owned subsidiaries of Corebridge Financial, Inc. Once the Reorganization (as defined below) is consummated, shares of the Trust also will be held by one or more separate account(s) of The Guardian Insurance & Annuity Company, Inc. The life insurance companies listed above are collectively referred to as the “Life Companies.”

The Trust commenced operations on February 9, 1993. The Board of Trustees (the “Board,” and the members of which are referred to as “Trustees”) approved the addition of the Portfolios on July 20, 2026.

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), a Delaware limited liability company and a wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable”), serves as investment adviser and manager for the Trust. As described in the Prospectus, SunAmerica retains Franklin Advisers, Inc. (“Franklin” or the “Subadviser”), to act as subadviser to the Portfolios pursuant to a subadvisory agreement with SunAmerica (the “Subadvisory Agreement”). In connection with its subadvisory services, the Subadviser may retain certain affiliated investment advisers as sub-sub-advisers to provide model portfolio recommendations for portions of the applicable Portfolios, as discussed further under the “Sub-Sub-Advisers” section below.

The Portfolios have not commenced operations as of the date of this SAI. It is anticipated that on or about December 4, 2026, the SA Franklin Large Cap Disciplined Growth Portfolio, the SA Franklin Mid Cap Core Portfolio and the SA Franklin Core Fixed Income Portfolio will acquire all of the assets and certain of the liabilities of the Guardian Large Cap Disciplined Growth VIP Fund (“Predecessor Guardian Large Cap Disciplined Growth”); the Guardian Small-Mid Cap Core VIP Fund (“Predecessor Guardian Small-Mid Cap Core”), Guardian Select Mid Cap Core VIP Fund (“Predecessor Guardian Select Mid Cap Core”), Guardian Mid Cap Relative Value VIP Fund (“Predecessor Guardian Mid Cap Relative Value”) and Guardian Mid Cap Traditional Growth VIP Fund (“Predecessor Guardian Mid Cap Traditional Growth”); and the Guardian Core Fixed Income VIP Fund (“Predecessor Guardian Core Fixed Income”) and Guardian U.S. Government/Credit VIP Fund (“Predecessor Guardian U.S. Government/Credit”), respectively (each, a “Predecessor fund” and collectively, the “Predecessor funds”), each a series of Guardian Variable Products Trust (the “Predecessor Trust”), through reorganizations (collectively, the “Reorganization”). As a result of the Reorganization, the SA Franklin Large Cap Disciplined Growth Portfolio, the SA Franklin Mid Cap Core Portfolio and the SA Franklin Core Fixed Income Portfolio will adopt the performance and financial history of Predecessor Guardian Large Cap Disciplined Growth, Predecessor Guardian Select Mid Cap Core, and Predecessor Guardian Core Fixed Income, respectively. The Reorganization will result in each Predecessor fund effectively becoming part of the corresponding Portfolio. Each Predecessor fund had different investment goals, strategies, portfolio management teams and contractual fees and expenses than the corresponding Portfolio. As a result, certain financial history and other information presented in this SAI for periods prior to the Reorganization reflect the financial history and other information of the applicable Predecessor fund and Predecessor Trust, as applicable.

On May 22, 2001, the Board, including a majority of the Trustees who are not deemed to be “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Trustees”), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002, the Board, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of the Portfolios is offered only in connection with certain Variable Contracts and to funds-of-funds. Class 3 shares of the Portfolios are identical in all respects to Class 1 shares of the Portfolios, except that (i) the class may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees, while Class 1 shares of the Portfolios are subject only to distribution fees; (iii) Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 3 shares; and (iv) Class 1 shares of the Portfolios have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board may establish additional portfolios or classes in the future.

INVESTMENT GOALS AND POLICIES

The investment goal(s) and principal investment strategies for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summary” and “Additional Information About the Portfolios’ Investment Strategies and Investment Risks” in the Prospectus.

Certain types of securities and financial instruments in which a Portfolio may invest and certain investment practices the Portfolio may employ, which are described in the Prospectus, are discussed more fully below in the “Supplemental Glossary” section. In addition, the “Supplemental Glossary” section supplements the details contained in the Prospectus and provides information concerning investments the Portfolios may make on a periodic or infrequent basis. These investments include those the Portfolios reserve the right to invest in. For a list of the permissible investments in which a Portfolio may invest, please see Appendix A of this SAI.

A Portfolio’s investment goal(s), principal investment strategies and principal investment techniques may be changed without shareholder approval. We will notify shareholders at least 60 days prior to any change to a Portfolio’s investment goal(s) or 80% investment policy, if applicable. Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of a Portfolio and, except for the Portfolios’ borrowing policy and illiquid security policy, apply at the time of purchase. “Net assets” will take into account borrowing for investment purposes.

SUPPLEMENTAL GLOSSARY

For ease of reference, a table reflecting the investment practices in which the Portfolios may engage is located in Appendix A. In the event of any discrepancy between Appendix A and the disclosure contained in the Prospectus and SAI, the latter shall control.

Asset-Backed Securities. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle that buys high-rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time of purchase. Therefore, a Portfolio’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Bank Capital Securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust-preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date) and callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Borrowing. All of the Portfolios are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1∕3% of its total assets from banks for any purpose. In addition, each Portfolio may borrow up to 5% of its total assets for temporary purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings.

To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. This practice may help increase the net asset value per share (“NAV”) of the assets allocated to these Portfolios in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio’s assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio’s assets would be reduced due to the added expense of interest on borrowed monies. Each of such Portfolios is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser or the Subadviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing excluding any portion of the loan that is made for temporary purposes and that does not exceed 5% of the value of total assets. If the value of a Portfolio’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio’s assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the NAV of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio’s assets increase or decrease in value than would otherwise be the case. A Portfolio’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

Credit Risk Transfer Securities. Credit risk transfer securities are investments with returns based on the performance of a specified pool of mortgage loans and can be in the form of fixed- or floating-rate notes issued by or structured products (e.g., credit linked notes) sponsored by the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”) or other mortgage market participants. Typically, such securities are issued at par and have stated final maturities. The securities are structured so that their interest and principal payments depend on the principal payments and default performance of a specific reference pool of residential mortgage loans acquired by the sponsoring entity (“Reference Obligations”). The sponsor selects the pool of Reference Obligations based on certain eligibility criteria, which will directly affect the performance of the securities. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.

The risks associated with an investment in credit risk transfer securities will be different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government-sponsored enterprises. Credit risk transfer securities are not secured by the Reference Obligation or the mortgaged properties. The securities may be considered high risk and complex securities.

Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. Certain Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust (or other special purpose issuing vehicle) typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Equity tranches are typically unrated. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may lack liquidity, particularly under stressed market conditions. However, an active dealer market may exist for CBOs, CLOs and other CDOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument and may be convertible at the option of the holder or mandatorily convertible at specified times or upon the occurrence of specified events.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, a Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.

Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption characteristics are relatively rare in the preferred and debt markets today, they may become more prevalent. One preferred or debt security structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.

Corporate Actions. From time to time, the issuer of a security held by a Portfolio may initiate a corporate action relating to that security. Corporate actions may be mandatory (e.g., calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) or voluntary (e.g., rights offerings, exchange offerings, and tender offers). Corporate actions may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

In the event of a mandatory corporate action, a Portfolio will not actively add to its position and generally will attempt to dispose of the securities as soon as reasonably practicable if the Adviser and/or Subadviser believe disposition would be prudent given a Portfolio’s investment strategy. These securities may be brand new and as a result might fail certain screens or even investment strategy restrictions (such as not being in the right index, etc). In those circumstances, mandatory corporate actions could adversely affect the Portfolio and the value of its investments. In circumstances in which a Portfolio elects to participate in a voluntary corporate action, such actions may enhance the value of the Portfolio’s investments. In cases where the Adviser or Subadviser receives sufficient advance notice of a voluntary corporate action, it will exercise its discretion, in good faith, to determine whether the Portfolio will participate in that corporate action. If it does not receive sufficient advance notice of a voluntary corporate action, the Portfolio may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Portfolio’s investments.

Counterparty and Third Party Risk. A Portfolio may be exposed to the risk that a counterparty (including a derivatives counterparty, securities lending borrower, repurchase/reverse repurchase counterparty, clearing member, central clearinghouse or other financial intermediary) or a third party responsible for servicing or administering an instrument will fail to perform its obligations when due, become insolvent or otherwise be unable or unwilling to honor its commitments. Over-the-counter (“OTC”) derivatives do not benefit from the protections of an exchange or central clearinghouse, which can increase a Portfolio’s exposure to the credit and performance of the bilateral counterparty; by contrast, centrally cleared derivatives shift this exposure to the clearinghouse and the clearing member through which the Portfolio clears, each of which presents its own credit and operational risks and potential losses in an insolvency.

Cybersecurity and Artificial Intelligence Risk. Operational and financial risk resulting from the internet and computer technology is referred to as cybersecurity risk. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Information systems failure (e.g., hardware and software malfunctions), cyber-attacks, user error or other disruptions to the confidentiality, integrity, or availability of the electronic systems of a Portfolio, a Portfolio’s Adviser, Subadviser, sub-sub-advisers, Directed Services LLC (the “Distributor”) and other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators) or the issuers of securities in which a Portfolio invests have the ability to cause disruptions and negatively impact a Portfolio’s business operations, potentially resulting in financial losses to a Portfolio.

The occurrence of such events could also result in, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information, inability to process shareholder transactions, including the processing of orders for or with the Portfolios, impact the ability to calculate NAVs, cause the release and possible destruction of confidential information, and/or subject a Portfolio or a Portfolio’s service providers to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage, as well as possible reimbursement or other compensation costs, and/or additional compliance costs. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. While each Portfolio has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems, and there can be no assurance that a Portfolio or its service providers will be able to avoid cyber-attacks or information security breaches in the future.

The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of a Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks.

The Adviser may seek to use AI in its business, operating, and investment activities, and expects a Portfolio’s service providers, including any sub-advisers, and the issuers in which the Portfolio invests to do the same. The extent of AI usage will vary across these entities, and while the Adviser will periodically update its policies and procedures for AI use, risks that the Adviser cannot control, such as misuse, remain. The competitive landscape may also be affected as AI technologies evolve, potentially rendering certain investment products or services obsolete. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.

Depositary Receipts (ADRS, GDRS, and EDRS). Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and are deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored.”

Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing an unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Defensive Instruments. Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political, social or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategies. As a result, a Portfolio may not achieve its investment goal.

Derivatives. A derivative is any financial instrument whose value is derived from the value of other assets (such as stocks), reference rates or indices. Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Portfolio to enter into derivative transactions and other leveraged transactions. Derivative transactions are defined by Rule 18f-4 to include (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a Portfolio is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) any reverse repurchase agreement or similar financing transaction, if a Portfolio elects to treat them as derivatives transactions; and (iv) when-issued or forward-settling securities and non-standard settlement cycle securities, unless such transactions meet certain requirements.

Unless a Portfolio qualifies as a Limited Derivatives User (as defined below), Rule 18f-4 requires a Portfolio to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the Securities and Exchange Commission (“SEC”) and the public regarding the Portfolio’s derivatives activities. In addition, the Derivatives Rule establishes limits on the derivatives transactions that a Portfolio may enter into based on the value-at-risk (“VaR”) of the Portfolio inclusive of derivatives. A Portfolio will generally satisfy the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Portfolio’s own portfolio absent derivatives holdings, as determined by the Portfolio’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If a Portfolio determines that the Relative VaR Test is not appropriate for it in light of its strategy, subject to specified conditions, the Portfolio may instead comply with the Absolute VaR Test. A Portfolio will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Portfolio’s net assets.

A Portfolio is not required to comply with the above requirements if it adopts and implements written policies and procedures reasonably designed to manage the Portfolio’s derivatives risk and its derivatives exposure does not exceed 10 percent of its net assets (as calculated in accordance with Rule 18f-4) (a “Limited Derivatives User”).

Forward Foreign Currency Exchange Contracts (“Forward Contracts”). Forward Contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. Portfolios may enter into Forward Contracts for various purposes, including, but not limited to, facilitating settlement of foreign currency denominated portfolio transactions, attempting to protect securities and related receivables and payables against changes in future foreign exchange rates, hedging portfolio exposure to benchmark currency allocation, managing exposure to certain foreign currencies or enhancing return.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions was excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the United States Department of the U.S. Treasury (“Treasury”) and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions, which are settled through delivery of the foreign currency, will not be subject to full regulation by the CFTC, public reporting or to mandatory margining by counterparties and the Trust under regulations of the CFTC and the regulators of U.S. banks, bank holding companies and other regulated depository institutions (the “Prudential Regulators”). As a result, a Portfolio may not receive certain of the benefits of CFTC regulation or of mandatory bilateral margining for certain of its trading activities, including certain Forward Contracts although such Forward Contracts will be subject to the limits set forth in the Derivatives Rule.

Each of the Portfolios may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates, although they may be used with the goal of enhancing return. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, costs involved in entering into Forward Contracts will reduce the benefit of such contracts.

Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency. Entry into a Forward Contract or a spot contract may also be used to facilitate the purchase or sale of the underlying foreign security or to close-out an existing Forward Contract. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between: the date on which the security is purchased and the date it is sold; the date on which a purchase is planned and the date it is effected; the date on which a dividend payment is declared and the date on which such payment is made or received; and the date on which a hedging transaction is entered into and the date it is terminated.

Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount in exchange for U.S. dollars. In this situation, a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). Another example of a cross-hedge may involve a Portfolio entering into a Forward Contract to sell a fixed Euro amount and to enter into a Forward Contract to buy a fixed amount of a different currency. A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract, net of related transaction costs.

The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved, but transaction costs are charged through a spread. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract as well as the pricing or spread offered.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers generally do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options and Futures. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security or other assets at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, or security or basket of securities at a specified future date and price. Options and Futures (as defined below) are generally used for either hedging or income enhancement purposes. Portfolios may also use Options and Futures for other purposes, including, without limitation, to facilitate trading, to increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.

Futures. Certain of the Portfolios may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes, and from time to time with the goal of enhancing return. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying securities (or other) markets, referred to as the “cash” markets. Futures, like options, are subject to Rule 18f-4 under the 1940 Act. Upon entering into a Futures transaction, a Portfolio is required to deposit initial margin equal to a percentage (generally less than 10%) of the contract value with a futures commission merchant (the “futures broker”) for posting with the applicable clearinghouse. As the Future is marked to market to reflect changes in its market value, exchanges of margin, known as “variation margin,” are made or received by the Portfolio as a result of changes in the value of the contract and /or changes in the value of the initial margin requirement. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded. Some Futures are physically-settled, which means that, unless the Future is closed out prior to the maturity date, the Portfolio would be required to deliver or take delivery of the referenced asset. Other Futures are cash-settled, which means that the Portfolio would be required to pay or receive cash equal to the intrinsic profit in the contract.

The primary risk to the Portfolios of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying instrument or index. Futures involve, to varying degrees, risk of loss in excess of the variation margin as disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid secondary market for Futures and, as a result, a Portfolio may be unable to close out its contracts at a time that is advantageous or as necessary to avoid physical settlement. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times. A Portfolio may enter into arrangements with futures brokers to take on for the Portfolio physical settlement obligations in the event that the Portfolio fails to close out a position prior to the maturity date.

Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed income securities, as well as for other purposes. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is generally more liquid than the underlying bond or “cash” market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices.

Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds in the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Foreign currency futures contracts provide similar economics to Forward Contracts except they are generally not physically-settled, require mandatory margining and trade on an exchange.

Options. Options on securities may be traded on a national securities exchange or in the OTC market, options on futures contracts may be traded only on a CFTC-regulated designated contract market and options on commodities and currencies trade both on exchanges (including options on futures) and in the OTC market. Risks to the Portfolios of entering into option contracts include market risk, assignment risk (i.e., the risk that a clearinghouse will assign an exercise notice to an option writer, which will require the writer to perform under the option rather than allowing the option to expire while retaining the premium) and, with respect to OTC options, illiquidity risk and counterparty risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates the Portfolio to sell specified securities, commodities, or other assets to the holder of the option at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security. Under the policies applicable to the Trust, a Portfolio may only write call options up to 25% of its total assets.

A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing such options is to generate additional income for a Portfolio through the premiums received. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Most currency options are entered into on an OTC basis.

As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase. A Portfolio may also use options on foreign currencies for various purposes, including, without limitation, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies that it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.

Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

The writing of a call option on a long Futures contract on a securities index may be used as a partial hedge against declining prices of the securities in the portfolio that are correlated to the referenced index. Similar to a covered call on a security, if the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. Similarly, the writing of a put option on a Futures contract on a securities index may be used as a partial hedge against increasing prices of securities held by the

Portfolio that are correlated with the index referenced under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.

A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and, if the option is physically-settled, agrees to sell the underlying security or basket of securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio may also write call options that are cash-settled. Under cash settlement, instead of purchasing the underlying security or basket of securities upon exercise, the Portfolio is required to pay the holder cash equal to the intrinsic profit embedded in the option based on the difference between specified prices. In both cases, a Portfolio has retained the risk of loss should the price of the underlying security or of the basket of securities decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Portfolio may sell its position or may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the premium received (and, if the option was “covered,” the Portfolio would also retain the underlying security). If a Portfolio could not effect a closing purchase transaction due to lack of a market, it may be required to hold the callable securities until the call expired or was exercised. In the case of OTC options, the options writer may be able to negotiate a termination of the option contract.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price or, if the call is cash-settled, to receive the intrinsic profit (which is often measured based on the difference between the strike price and the market price of the underlying security or basket on the exercise date). A Portfolio generally benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment. In some cases, however, a call option can serve as a hedge for other securities or trading strategies held by the Portfolio. For example, if a Portfolio enters into a short sale on securities, a long call option that references those securities can protect the Portfolio against losses in closing out the short position by establishing a fixed purchase price.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period or, if the option is cash-settled, an obligation to settle by paying the intrinsic profit. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price (or, if the option is cash-settled, the difference between the specified prices does not exceed the specified difference). However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price (or, if cash-settled, to pay the intrinsic profit), even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred. A put option may be used to hedge other securities or trading strategies. For example, like a long call option, a cash-settled put option can protect the Portfolio against losses in closing out a short position in the referenced securities.

A Portfolio may sell or effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. In the case of an OTC put option, the Portfolio may be able to negotiate a termination. A Portfolio will realize a profit or loss from sale, a termination or a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price (or, if cash-settled, to receive a cash payment equal to the intrinsic profit). Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit). A long put option is often used as a hedge against depreciation in the value of securities held by a Portfolio.

Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put generally will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio might be able to exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. Under Rule 18f-4, a Portfolio is limited in the positions in options that it is authorized to enter into and, assuming the Portfolio is not a Limited Derivatives User, the Portfolio is required to implement a derivatives risk management program and appoint a derivatives risk manager to oversee its entry into derivatives, including options.

In the case of a listed put option, as long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. If the Portfolio writes an OTC put option, it will be responsible for purchasing the underlying security from the option counterparty (or paying the counterparty the intrinsic profit, for a cash-settled put option) upon exercise. A Portfolio has no control over when it may be required to purchase the underlying security, since the owner of the put option determines if and when to exercise the option. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio liquidates the option, negotiates a termination of an OTC option or effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice for a listed option, it is thereafter not allowed to effect a closing purchase transaction.

The purchase of a spread option on a security gives a Portfolio the right to put, or sell, a security at a fixed dollar spread or fixed yield spread in relationship to another security. Covered options spread is a strategy sometimes used by one or more Portfolios. Under a covered options spread, the Portfolio owns the securities referenced by two call options sold by the Portfolio or two put options purchased by the Portfolio at different strike price levels. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. Similarly, the risk to a Portfolio in selling covered spread options is that the Portfolio may be required to sell the securities under both options, and the cost of doing so may be greater than the premium received. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.

Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined above). When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

The use of options subjects a Portfolio to a number of risks, including market risk and, in the case of OTC options, counterparty risk. In addition, options may not succeed depending upon market conditions. For example, if the Subadviser’s predictions of future movements in the securities markets do not materialize, the use of options may exacerbate the adverse consequences to the Portfolio (e.g., by reducing cash available for distribution or reinvestment) and may leave the Portfolio in a worse position than if options had not been used. Other risks of using options include contractions and unexpected movements in the prices of the assets underlying the options and bankruptcy of the counterparty.

Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium that would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Options on securities are subject to position limits and exercise limits established by the exchanges, the Options Clearing Corporation and the Financial Industry Regulatory Authority (“FINRA”), which restrict the size of the positions that a Portfolio may enter into or exercise.

Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC.

Limitations on entering into Futures Contracts and Options on Futures. Transactions in options on Futures by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Commodity Exchange Act Regulation. Each Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each Portfolio is limited in its ability to use futures (which include futures on broad-based securities indexes and interest rate futures) or options on futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC.

With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio is also subject to certain marketing limitations imposed by CFTC Rule 4.5.

Swaps. Certain Portfolios may enter into credit default, currency, inflation, interest rate, equity, mortgage and/or total return swap contracts. Generally, a swap contract is a privately negotiated agreement between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. As a result of regulation implemented pursuant to Title VII of Dodd-Frank, these transactions are characterized as “swaps” and “security-based swaps.” Swaps are regulated by the CFTC and include swaps referencing any commodity, broad-based index (including indices of credit default swaps), treasury securities, and currency. Security-based swaps are treated as securities for purposes of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, are regulated by the SEC, and include swaps on single securities (other than treasury securities), baskets of securities and narrow indices of securities, single name credit default swaps and narrow indices of credit default swaps, and loans.

Swaps and security-based swaps are often traded in the OTC market but, in some cases, as a result of CFTC regulations implementing provisions in Title VII of Dodd-Frank, certain interest rate swaps and swaps on broad-based indices of credit default swaps must be traded on a swap execution facility and cleared through a CFTC-regulated clearinghouse. OTC swap contracts are typically marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Although some swaps are reset daily, for many swaps any change in market value is recorded as an unrealized gain or loss and the Portfolio and counterparty would not exchange such gains or losses until a predetermined quarterly or other periodic reset date. In connection with these contracts, specified types of securities and cash are required to be posted daily as variation margin for all swaps and for those security-based swaps traded in the OTC market with swap dealers regulated by the Prudential Regulators. Initial margin is currently required to be posted by the Portfolios for swaps. The SEC has adopted margin requirements for security-based swaps.

Credit Default Swap Agreement. Certain Portfolios may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns, obtaining synthetic long or short exposure to fixed income instruments through a more liquid investment vehicle or speculation.

Credit default swaps are bilateral contracts in which one party makes periodic fixed-rate payments or a one-time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event occurring with respect to a referenced issuer, obligation or index. As a seller of protection on a credit default swap, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap unless or until there is a credit event with respect to the referenced issuer, obligation or index. As the seller, a Portfolio would agree to pay to the buyer a cash amount reflecting the value of the referenced issuer, obligation or index upon the occurrence of a credit event affecting such issuer, obligation or index, in exchange for a stream of fixed rate payments or a specified single payment. Although credit default swaps were historically settled physically through delivery of specified securities, they are now generally cash settled in an amount established by an auction process operated by the International Swaps and Derivatives Association. Credit default swaps on a single instrument or issuer are treated as security-based swaps and regulated by the SEC. Referenced instruments may include any type of fixed income security, including sovereign securities, corporate securities and asset-backed securities.

Credit default swaps on credit indices are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one-time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write- down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. Credit indices are typically broad-based indices and, as a result, these swaps are treated as swaps subject to CFTC regulation. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.

Credit default swap agreements on credit indices (“CDXs”) are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. CDXs are regulated as swaps by the CFTC.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement, valued based on an auction process. Notional amounts of credit default swaps are partially offset by upfront payments received upon entering into the agreement, or net amounts received from the settlement of protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.

Equity Swaps Agreements. Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security, basket or narrow-based index (e.g., generally nine or fewer securities). Equity swaps, a type of total return swap, are security-based swaps that are securities, regulated by the SEC that are typically entered into for the purpose of investing in a security, basket or narrow-based index without owning or taking physical custody of securities. Counterparties to the Portfolio on equity swaps on single name securities, baskets or narrow-based indices are required to be registered as security-based swap dealers.

An equity swap on a broad based index is a swap that is regulated by the CFTC. As is required with respect to dealers in all swaps, counterparties doing business as a dealer must be registered with the CFTC as a swaps dealer or satisfy the de minimis exception from such registration.

Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio currently is required to post variation margin to and collect variation margin from counterparties to equity swaps that are CFTC regulated or entered into with a swap dealer subject to regulation by the Prudential Regulators. In addition, securities-based swaps that are equity swaps and that are entered into with non-bank counterparties are subject to posting and collection of variation margin. Equity swaps are also subject to initial margining requirements.

Index swaps. Index swaps involve the exchange of value based on changes in an index, such as the Consumer Price Index (“CPI”), that could provide inflation protection or provide a hedge to such inflation-indexed securities.

Inflation Swaps. Inflation swap agreements are contracts, regulated as swaps by the CFTC, in which one party agrees to pay the cumulative percentage increase in a price index, such as the CPI, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swaps discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

Interest Rate Swap Agreements. Certain Portfolios may enter into interest rate swap agreements (“interest rate swaps”) for various purposes, including managing exposure to fluctuations in interest rates or for speculation. Interest rate swaps are CFTC-regulated swaps and involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Portfolios will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of interest payments that the Portfolio is contractually entitled to receive, if any. Certain interest rate swaps are required to be traded on a swap execution facility and centrally cleared.

Mortgage Swaps. A specific type of interest rate swap in which certain Portfolios may invest is a mortgage swap. Mortgage swaps are regulated by the CFTC as swaps and are similar to interest-rate swaps in that they represent commitments to pay and receive interest. In a mortgage swap, cash flows based on a group of mortgage pools are exchanged for cash flows based on a floating interest rate. The return on a mortgage swap is affected by changes in interest rates, which affect the prepayment rate of the underlying mortgages upon which the mortgage swap is based.

Options on Swaps. Certain Portfolios may enter into swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a Swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a Swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Swaptions are regulated by the CFTC as swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets.

Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Portfolio or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swap agreements referencing commodities or broad-based indices are regulated as swaps under the Commodity Exchange Act (i.e., CFTC oversight), while those on a single security or a narrow-based index are regulated as security-based swaps (i.e., SEC oversight). Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Risks of Entering into Swap Agreements. Risks to the Portfolios of entering into swap agreements include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, the Portfolios may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform, the possibility that there is no liquid market for these agreements and the possibility that swaps entered into as hedging transactions will not effectively hedge the risk sought to be hedged. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the Adviser, Subadviser or a sub-sub-adviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Portfolio may suffer a loss.

Regulations enacted by the CFTC under Dodd-Frank require a Portfolio to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (a “CCP”). To clear a swap with the CCP, the Portfolio will submit the swap to, and post collateral with a futures broker that is a clearinghouse member. The Portfolio may enter into the swap with a swap dealer other than the futures broker (the “Executing Dealer”) and arrange for the swap to be transferred to the futures broker for clearing. It may also enter into the swap with the futures broker itself. The CCP, the futures broker and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or a futures broker, or the failure of a swap to be transferred from an Executing Dealer to the futures broker for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies.

Contracts for Difference. A contract for difference (“CFD”) is a privately negotiated OTC derivative contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. As OTC derivative contracts, CFDs are not traded on an exchange and their availability is jurisdiction-dependent (for example, CFDs are generally not permitted to be offered to retail investors in the United States). A CFD offers exposure to price changes in an underlying security or other reference (such as an index, commodity, currency or rate) without ownership of such security, typically by providing investors the ability to trade on margin and generally without any voting or other shareholder rights. When entering into a CFD, a Portfolio attempts to predict either that the price of the underlying security will fall (taking a short position) or that the price of the security will rise (taking a long position). CFDs are subject to illiquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument. CFDs are also subject to the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. CFDs, like many other derivative instruments, involve the risk that, if the derivative declines in value, additional margin would be required to maintain the position and positions are typically marked-to-market daily. The seller may require a Portfolio to deposit additional sums to maintain proper margin coverage, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss to the Portfolio. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a Portfolio buys a long CFD and the underlying security (or other instrument) is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss.

Equity Securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, warrants or rights to acquire common stock, including options, and depositary receipts. Equity securities are subject to financial and market risks and can be expected to fluctuate in value. Equity markets may experience trading halts, early market closures and periods of limited market depth or wider bid-ask spreads, which can increase volatility and impede the ability to transact at desired prices. See “Convertible Securities,” “Depositary Receipts (ADRs, GDRs and EDRs)” and “Warrants and Rights” for more information with respect to the risks associated with investing in these securities.

Preferred Securities. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Preferred stocks are generally sensitive to interest-rate and credit-spread changes, may be callable before maturity or at par (creating reinvestment risk), often provide limited or no voting rights, and, if dividends are non-cumulative, missed dividend payments may not be paid at a later date. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Fixed Income Securities. Certain Portfolios may invest in fixed income securities (also known as debt securities). Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investors Service (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P Global Ratings (“S&P”), a Division of S&P Global Inc., or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium quality and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Subadviser will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See Appendix B for a description of each rating category and a more complete description of lower-medium quality and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten-plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value. Fixed income securities may also be subject to credit-spread and downgrade risk; widening spreads or an actual or perceived deterioration in an issuer’s credit quality can reduce a security’s value independent of changes in interest rates. Many fixed income securities (including mortgage- and asset-backed and callable bonds) are subject to prepayment, extension and call/reinvestment risk, which can reduce income, lengthen or shorten duration unexpectedly, and increase price volatility. In addition, if market quotations are not readily available or are unreliable (for example, for thinly traded issues), securities may be valued using fair value procedures, which could cause a Portfolio’s NAV to differ from the price it could realize on an immediate sale.

Instruments that reference interbank or other benchmark rates are subject to risks related to the transition from London Inter-Bank Offered Rate to alternative reference rates (such as Secured Overnight Financing Rate (“SOFR”), including differences in the behavior of the replacement rates, potential valuation impacts and operational changes.

Inflation-Indexed Securities. Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index (“CPI”) in the United States. The principal of these instruments is adjusted based upon changes to the index or designated measure of inflation. Because the principal amount may increase or decrease, the interest received also will vary with adjustments to the principal amount. The market value of inflation-indexed securities generally fluctuates with changes in real interest rates and may decrease when real rates rise, even if inflation is elevated. Inflation-indexed securities may be issued or guaranteed by the U.S. Treasury and U.S. government agencies, foreign governments and foreign government agencies, and private corporations or entities. Inflation-indexed securities issued by foreign governments or entities are subject to their issuer’s credit risk and may reference inflation measures that differ from CPI, which can affect performance relative to U.S. inflation.

Lower-Rated, Fixed Income Securities. Certain Portfolios may invest in below investment grade debt securities, which are considered speculative. Issuers of lower-rated or non-rated securities (“high-yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower-rated, fixed income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.

A Portfolio may have difficulty disposing of certain lower-rated, fixed income securities because there may be a thin trading market for such securities. The secondary trading market for high-yield securities is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated, fixed income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated, fixed income securities are likely to adversely affect a Portfolio’s NAV. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon the default of a portfolio holding or to participate in the restructuring of the obligation.

There are risks involved in applying credit ratings as a method for evaluating lower-rated, fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated, fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser, Subadviser or a sub-sub-adviser will monitor the issuers of lower-rated, fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity stays within the parameters of the Portfolio’s investment policies. The Subadviser will not necessarily dispose of a portfolio security when its ratings have been changed.

Investments in already defaulted securities pose an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.

Municipal Securities. Fixed income securities include, among other things, municipal securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from U.S. federal income tax (“Municipal Securities”). Municipal Securities include debt securities that pay interest income, which is subject to the alternative minimum tax. A Portfolio may invest in Municipal Securities whose issuers pay interest on the Municipal Securities from revenues from projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Securities include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty-five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Floating Rate Obligations. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in a reference rate such as SOFR.

Changes in the interest rates on floating rate obligations could result in lower income to a Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, a Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.

Foreign Securities. Foreign securities are securities of issuers that are economically tied to a non-U.S. country. Except as otherwise described in a Portfolio’s principal investment strategies or as determined by the Subadviser or a sub-sub-adviser, a Portfolio will consider an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank.

A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. When a foreign market is closed while U.S. markets remain open, portfolio holdings may be valued using fair value procedures, which can cause a Portfolio’s NAV to differ from the price that would be realized if those foreign markets were open. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

A Portfolio is subject to foreign custody risk, including the credit and operational risks of foreign sub-custodians and depositories; a custodian or sub-custodian’s financial distress or insolvency could delay or otherwise adversely affect access to the Portfolio’s assets.

Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Investors in foreign issuers often have more limited shareholder rights and practical remedies (including class-action participation), and enforcing judgments abroad may be difficult or unavailable.

Illiquid Investments. Under the Liquidity Rule (as defined below), no more than 15% of a Portfolio’s net assets may be invested in illiquid investments. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Portfolio’s net assets, the Liquidity Rule and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of a Portfolio’s assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC that permits a Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for a comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, such as the Portfolios, to adopt a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Portfolios have implemented their liquidity risk management program (the “Liquidity Program”), and the Board has appointed SunAmerica as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, SunAmerica assesses, manages, and periodically reviews each Portfolio’s liquidity risk and classifies each investment held by a Portfolio as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The liquidity of a Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Portfolio can expect to be exposed to greater liquidity risk.

Loan Participations and Assignments. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any setoff between the Lender and the borrower. A Portfolio will acquire Participations only if the Lenders interposed between the Portfolio and the borrower are determined by the Subadviser to be creditworthy. When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolios’ ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating their NAV.

The highly leveraged nature of many such Loans may make such Loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Portfolios, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about Loans than about securities. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.

Mortgage-Backed Securities. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), FNMA or FHLMC certificates (as defined below), and private mortgage-related securities which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates (“GNMA Certificates”). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured and guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service of the United States Department of Agriculture or the Department of Housing and Urban Development’s Office of Public and Indian Housing. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United

States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

Although the U.S. government has provided financial support to FHLMC and FNMA and each of them remain in conservatorship overseen by the Federal Housing Finance Agency, there can be no assurance that the U.S. government will support these or other government-sponsored enterprises in the future.

Other types of mortgage-backed securities include:

Conventional Mortgage Pass-Through Securities (“Conventional Mortgage Pass-Throughs”). Conventional Mortgage Pass-Throughs represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For U.S. federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of U.S. federal income tax at the entity level.

The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

Collateralized Mortgage Obligations (“CMOs”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs, which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal-only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest-only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield.

Municipal Bonds. Fixed income securities include, among other things, municipal bonds that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from U.S. federal income tax (“Municipal Bonds”). Municipal Bonds include debt securities that pay interest income, which is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Municipal Bonds from revenues from projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Bonds include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty-five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Newly Developed Securities. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

Non-Diversified Status. The SA Franklin Large Cap Disciplined Growth Portfolio is considered a “non-diversified” investment company. As a result, under the 1940 Act, the Portfolio is limited only by its own investment restriction as to the percentage of its assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolio still has to meet quarterly diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as a regulated investment company. As a result of the Code’s diversification requirements, the Portfolio may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

Other Investment Companies. The Portfolios may invest in securities of other investment companies, including ETFs, up to the maximum extent permissible under the 1940 Act. Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Portfolio from acquiring more than 3% of the voting shares of any other investment company, and prohibits more than 5% of a Portfolio’s total assets being invested in securities of any one investment company or more than 10% of its total assets being invested in securities of all investment companies, unless the Portfolio is able to rely on and meet the requirements of one or more rules under the 1940 Act that permit investments in other investment companies in excess of these limits. In addition, to the extent a Portfolio has knowledge that its shares are purchased by another investment company in reliance on the provisions of paragraph (G) of Section 12(d)(1) of the 1940 Act, the Portfolio will not acquire shares of other affiliated or unaffiliated registered open-end investment companies or registered unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Investments in other investment companies are subject to market and selection risk. See also “Exchange Traded Funds.”

Exchange Traded Funds (“ETFs”). ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. ETF shares may trade at a premium or discount to the ETF’s NAV and may be subject to wider bid-ask spreads, particularly when creation or redemption activity is disrupted or during periods of market stress. While some ETFs are passively managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. Some actively-managed ETFs are semi-transparent or non-transparent and do not disclose portfolio holdings daily; these structures may rely on proxy portfolios or a verified intraday indicative value and can experience wider spreads and larger or more persistent premiums/discounts if the arbitrage mechanism is less effective. Most ETFs are investment companies, and, therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” Only a limited number of authorized participants (“APs”) may transact in creation units. If these APs or market makers exit the business, reduce their role, or are unable to process orders, ETF shares may trade at a premium/discount to NAV, spreads may widen, trading may be halted, and shares could face delisting. The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. Lack of liquidity in an ETF may result in wider bid-ask spreads. Moreover, exchanges may impose trading halts or close early, which can restrict the ability to buy or sell ETF shares and increase volatility.

Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders substantially all of its taxable income for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the REIT securities in the Portfolio’s portfolio. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management. REITs may be leveraged, which increases risk.

Effective for taxable years beginning after December 31, 2017 and on or before December 31, 2025, individuals and certain non-corporate entities, such as partnerships, may claim a deduction for 20% of qualified REIT dividends. Regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.

Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heightened uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism, sanctions and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolios’ portfolios more challenging.

Recent political and diplomatic events within the United States, such as heightened political polarization, changes in party control, budget disagreements, and debt ceiling threats, may significantly impact investor confidence and financial markets. Additionally, concerns about the U.S. Government’s credit quality or a potential default could lead to increased market volatility, higher interest rates, and reduced liquidity in U.S. Treasury securities, with severe consequences for both the U.S. and global economies. Changes in U.S. policy, such as the implementation of tariffs and other trade-related initiatives, could disrupt global markets, increasing economic and market risks, among others. Trade disputes and retaliatory actions, like embargoes, may reduce company profitability, decrease international trade, and negatively impact global economic growth, with unpredictable duration and extent, potentially causing significant market disruptions and affecting certain industries, global supply chains, inflation, and growth.

In addition, a number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Europe and U.K. Developments.

Investments in European issuers may be affected by political, regulatory and economic developments within the European Union (“EU”), the Eurozone and the United Kingdom (“UK”), and by the high degree of interdependence among European economies and financial institutions. Periods of fiscal strain or banking-sector stress in one member state can transmit to others through trade, funding and confidence channels, affecting liquidity, credit conditions and asset valuations across the region. Eurozone members are subject to common monetary policy administered by the European Central Bank (“ECB”) and to fiscal and budgetary frameworks that may not address country-specific conditions. Policy actions by European authorities may not achieve intended results and can have unforeseen market effects. The UK’s withdrawal from the EU and subsequent UK/EU regulatory divergence continue to create legal, policy and market uncertainties that may affect European and UK issuers, currencies and market liquidity.

European markets are sensitive to changes in interest-rate and currency regimes (including the euro and British pound) and to sanctions, export controls and other geopolitical measures that may alter index composition, investability and trading liquidity (for example, in connection with the Russia-Ukraine conflict discussed below). Certain countries in Central and Eastern Europe remain less developed and can exhibit emerging-market characteristics, including thinner liquidity, greater political and economic volatility, and more limited corporate disclosure and shareholder protections. European markets may also be affected by terrorist attacks and large-scale migration pressures, which can disrupt economic activity and policy responses and contribute to volatility in currencies, funding markets and risk assets. Market dislocations in Europe can lead to increased volatility, wider bid-ask spreads and valuation uncertainty, and, in stressed environments, some European instruments have experienced negative yields; such conditions could recur and adversely affect a Portfolio’s performance.

Russian Invasion of Ukraine.

In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolios are currently restricted from trading in Russian securities, including those in their portfolios. In addition, certain index providers have removed Russian securities from their indices, some of which are designated as benchmarks for certain Portfolios.

Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against a Portfolio’s benchmark index or, for index funds, the correlation between a Portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or a Portfolio’s ability to trade in Russian securities will resume. Even if a Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect a Portfolio’s performance and the value and liquidity of an investment in the Portfolio.

See “Emerging Markets– Russian Securities” above for more information with respect to the risks associated with investing in Russian securities.

Israel-Hamas War and Other Conflicts in the Middle East.

The ongoing conflict between Israel and Hamas, which began in October 2023, presents significant risks to the global economy and financial markets. The hostilities have led to increased market volatility, particularly affecting sectors such as oil and natural gas, and have disrupted global supply chains. The unpredictable duration and potential escalation of the conflict pose further risks to regional and global economies.

Geopolitical tensions or armed conflict involving Iran, and any related disruptions in the Persian Gulf or the Strait of Hormuz, could impair crude oil and liquefied natural gas shipping, increase energy price volatility, affect inflation expectations and interest rates, and adversely impact issuers with energy-sensitive input costs or transportation exposures.

Additionally, other Middle Eastern conflicts, including, but not limited to, instability in Lebanon, Syria, Yemen, Iraq and Afghanistan, contribute to broader geopolitical tensions and economic uncertainties. These conflicts have the potential to cause significant market disruptions and affect investor confidence.

Infectious Illness.

The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by infectious illnesses may exacerbate other pre-existing political, social and economic risks in certain countries, and the impact of an outbreak may last for a prolonged period of time.

Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that epidemics or pandemics will not disrupt the operations of a Portfolio and its service providers. These disruptions could adversely affect a Portfolio and its shareholders.

Whether or not a Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Restricted Securities. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds may not typically hold significant amounts of certain restricted securities that are less liquid; however, restricted securities, such as Rule 144A instruments, may be treated as liquid if determined to be readily saleable to qualified institutional buyers. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting the sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, a Portfolio will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Commercial paper issues in which a Portfolio’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A.

Roll Transactions. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser’s, Subadviser’s or a sub-sub-adviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Rule 18f-4 under the 1940 Act permits a Portfolio to enter into when-issued or forward-settling securities, such as roll transactions, and non-standard settlement cycles securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided such transactions meet certain Rule 18f-4 requirements. See “Derivatives” above and “Investment Restrictions” below.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments that generally affect that sector.

Short-Term Investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when the Adviser or a Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. Common short-term investments include, but are not limited to the following:

Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

Savings Association Obligations. Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special-purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. Maturities typically range from overnight to 270 days (and up to 397 days for certain programs). Commercial paper includes variable amount master demand notes and floating rate or variable rate notes.

Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.

Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.

U.S. Government Securities. Debt obligations issued or guaranteed by the U.S. Treasury or by U.S. agencies or instrumentalities whose obligations are backed by the full faith and credit of the United States (for example, GNMA). A Portfolio may also invest in U.S. government-related or agency securities (such as FNMA or FHLMC mortgage-backed securities), which are not backed by the full faith and credit of the United States, and in non-agency mortgage-backed securities. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser, Subadviser or a sub-sub-adviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price.

The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

U.S. Government Securities. U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, full faith and credit U.S. Treasury obligations carry the U.S. government’s unconditional guarantee of timely payment of principal and interest when due. Other U.S. government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

U.S. Treasury Inflation-Protected Securities (“TIPS”). TIPS are issued by the U.S. Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and the securities pay interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) or TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. Separate Trading of Registered Interest and Principal of Securities components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

Unseasoned Companies. Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Warrants and Rights. Warrants and rights give the holder the right to purchase a given number of shares of a particular issue at a specified price until expiration. Rights are typically issued to existing shareholders for a limited period (often at a subscription price below market) and may be non-transferable; warrants are generally longer-dated and may be issued on a standalone basis or attached to another security. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants and, if transferable, rights do not necessarily move with the prices of the underlying securities. If the holder does not sell or exercise a warrant or right before expiration, it may expire worthless, particularly if the market price of the underlying stock does not exceed the exercise/subscription price plus any associated costs. Investment in warrants and, where transferable, rights is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights generally confer only the right to subscribe for additional shares during the subscription period and, unless transferable, may lapse unexercised if not acted upon promptly. Warrants and rights may lack a liquid secondary market for resale.

When-Issued, Delayed-Delivery and Forward Commitment Securities. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by each Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolios will generally purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolios may dispose of or negotiate a commitment after entering into it. The Portfolios may realize capital gains or losses in connection with these transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Rule 18f-4 under the 1940 Act permits a Portfolio to enter into when-issued or forward-settling securities and non-standard settlement cycles securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided such transactions meet certain Rule 18f-4 requirements. See “Derivatives” above and “Investment Restrictions” below.

Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. The higher yield and interest rates on PIK bonds reflect a payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK bonds may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of increasing the assets under management and, thereby, increasing the management fees at a compounding rate. In addition, the deferral of PIK interest also reduces the loan to value ratio at a compounding rate.

These investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and that, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.

SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as each Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written listed options on securities or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.

A listed securities option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying investments. Listed securities options are subject to position limits established by the applicable exchanges, with respect to listed options, and by FINRA, with respect to OTC options.

Transactions in listed options on futures by a Portfolio are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (subject to exemption from the Treasury of physically-settled forward contracts from many of the requirements), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain interest rate swaps and index-based credit default swaps must be centrally cleared and traded through a regulated market or facility). Derivatives submitted for central clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. The CFTC and Prudential Regulators also have imposed variation margin requirements on non-cleared OTC derivatives. The SEC finalized non-cleared margin requirements for security-based swaps that became effective in October 2021. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with OTC derivatives transactions.

In addition, regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The implementation of these requirements with respect to derivatives, along with implementation of initial margin posting and additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs and risks to a Portfolio of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.

As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC and/or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has adopted similar requirements on the OTC derivatives that it regulates. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivatives dealers are currently required to register with the CFTC and, with respect to security-based swaps, are required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Portfolios as market changes continue to be implemented.

In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In October 2020, the CFTC adopted new rules regarding speculative position limits. These rules impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.

As noted above in “Derivatives,” the Derivatives Rule imposes limits on the amount of derivatives a Portfolio may enter into, treats derivatives as senior securities, and requires Portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

In 2020, the CFTC adopted final amendments to Part 190 of its regulations, which govern bankruptcy proceedings for futures brokers and derivatives clearing organizations. The amendments enhance protections available to the Trust and shareholders of the Portfolios upon the bankruptcy of such intermediaries, who act in respect to cleared derivatives.

All of these regulations have enhanced the protections available to funds engaged in derivatives transactions but have also increased the costs of engaging in such transactions.

Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser’s, Subadviser’s or a sub-sub-adviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities.

If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH RISK BONDS AND SECURITIES RATINGS

High-Yield, High Risk Bonds may present certain risks, which are discussed below:

•

Sensitivity to Interest Rate and Economic Changes—High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s NAV.

•

Payment Expectations—High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

•

Illiquidity and Valuation—There may be little trading in the secondary market for particular bonds, which may adversely affect a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

•

The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Subadviser will evaluate the security and determine whether to retain or dispose of it.

The following are additional restrictions and/or requirements or restate previous information disclosed elsewhere in the Prospectus and/or this SAI concerning the Portfolios’ investments in high-yield, high risk bonds:

•

The SA Franklin Core Fixed Income Portfolio limits its investments to U.S. dollar-denominated securities and generally only purchases debt securities that, at the time of purchase, are rated at least Baa3 by Moody’s Investors Service or BBB- by S&P Global Ratings, have an equivalent rating by another nationally recognized statistical rating organization, or are of comparable quality if unrated, as determined by the Subadviser.

Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.

U.S. Corporate High-Yield Fixed Income Securities offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 20% of their total assets in equity features, such as conversion rights or warrants.

The Portfolios may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.

INVESTMENT RESTRICTIONS

The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.

All percentage limitations expressed in the following investment restrictions are measured at the time of purchase, except with respect to the Portfolios’ borrowing policy and illiquid security policy.

Fundamental Investment Restrictions Applicable to All Portfolios

Each Portfolio may not:

1.

Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

The Portfolios’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.

With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.

With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio if it invests in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act.

With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.

With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.

With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries.

Diversification

Each of the Portfolios, except the SA Franklin Large Cap Disciplined Growth Portfolio, is currently classified as a diversified fund under the 1940 Act. This means that a Portfolio (other than the SA Franklin Large Cap Disciplined Growth Portfolio) may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

The SA Franklin Large Cap Disciplined Growth Portfolio is currently classified as a non-diversified fund under the 1940 Act. As a result, the Portfolio is limited only by its own investment restrictions as to the percentage of its assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolio still has to meet quarterly diversification requirements under the Code in order to qualify as a regulated investment company. As a result of the Code’s diversification requirements, the Portfolio may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

TRUSTEES AND OFFICERS OF THE TRUST

Management Information

The following tables list the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 5300 Memorial Drive, Suite 1150, Houston, TX 77007. As mentioned above, Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors, trustees and/or officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by the Distributor and other affiliates of SunAmerica.

Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Independent Trustees
Tracey C. Doi 1961	Trustee	2021 – Present	Chief Financial Officer, Group Vice President of Toyota Motor North America (2003-2022); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese American National Museum (2005-Present); Board Member, 50/50 Women on Boards (nonprofit leadership organization) (2017-Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020-Present).	76	Director, Pentair (sustainable water solutions) (2023-Present); Director, Quest Diagnostics (healthcare) (2021-Present); Director, City National Bank (banking) (2016-2022).

Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Jane Jelenko 1948	Trustee	2006 – Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	76	Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).
Christianne F. Kerns 1958	Trustee	2023 – Present	Chief Executive Officer, Managing Partner and Chair (2020-Present), Partner (2004-Present), Hahn & Hahn LLP (law firm); Director and Vice President, Hastings Foundation (nonprofit organization) (2018-Present); Chair and Director, Five Acres (nonprofit organization) (2013-Present).	76	None.
Charles H. Self III 1957	Trustee	2021 – Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-2021); Chief Investment Officer of Sumnicht & Associates (2014-2021); Director, Governmental Insurance Managers (property casualty insurance) (1989-Present); Director, Ohio Mutual Insurance Company (property casualty insurance) (2022-Present).	76	None.
Martha B. Willis 1960	Trustee and Chair	2023 – Present	Senior Advisor, Wilson Dichiara (2024-2025); Independent Director, EQT Private Equity Company (2024-Present); President and Founder, MBW Consulting (2022-2025); Senior Advisor, KPMG US (2022-2024); Executive Vice President, Chief Marketing Officer of TIAA (2020-2022).	76	None.
Bruce G. Willison 1948	Trustee	2001 – Present	Chairman of Tyfone, Inc. (2018-Present); Chairman of Catholic Schools Collaborative (2011-Present); Director of Specialty Family Foundation (2013-2025).	76	Director, Grandpoint Bank (banking) (2011-2017); Director of NiQ (2016-2020).

Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Interested Trustees
Michal Levy[4,5] 1979	Trustee	2026 – Present	President and Board Member of SunAmerica (2026-Present); Senior Vice President and Head of Venerable Investment Advisers, LLC (2023-Present); Head of VIA of Venerable (2023-Present); Director (2014-2023), President (2021-2023) and Chief Operating Officer (2017-2023) of Equitable Investment Management Group, LLC; Executive Vice President and Chief Operating Officer of Equitable Investment Management, LLC (2023).	101	None.
John T. Genoy[4] 1968	President and Trustee	2021 – Present	President and Board Member (2021-Present), Chief Operating Officer (2006-2025), Chief Financial Officer and Director (2002-2021) and Senior Vice President (2004-2021), SunAmerica; President (SunAmerica), Venerable (2026-Present); President (SunAmerica), Corebridge (2021-2025); Chairman, AIG Federal Savings Bank (2013-2023).	76	None.

[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (62 portfolios), SST (14 portfolios), and Venerable Variable Insurance Trust (25 portfolios).

[3]

Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

[4]	Ms. Levy and Mr. Genoy are Interested Trustees by virtue of their positions as officers of SunAmerica.
[5]	Effective June 4, 2026, Ms. Levy was appointed as an Interested Trustee to the Trust’s Board.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Edward Gizzi 1977	Vice President and Assistant Secretary	2026-Present (Vice President); 2017-Present (Assistant Secretary)	Assistant Vice President and Associate General Counsel, Venerable (2026-Present); Associate General Counsel, Corebridge (2017-2025).

Christopher C. Joe 1969	Vice President and Chief Compliance Officer	2017 – Present	Vice President, Trust Chief Compliance Officer and Head of Compliance (SunAmerica), Venerable (2026-Present); Vice President and Chief Compliance Officer, Seasons Series Trust, SunAmerica Series Trust (2017-Present); Vice President and Chief Compliance Officer, VALIC Company I (2017-2025); Vice President and Chief Compliance Officer – Mutual Funds (2017-2025) and Chief Compliance Officer- Institutional Markets (2023-2025), Corebridge; Chief Compliance Officer, VALIC Retirement Services Company (2017-2019).

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Gregory R. Kingston 1966	Treasurer and Principal Financial Officer/ Principal Accounting Officer	2014 – Present	Vice President, SunAmerica (1999-Present); Vice President - Fund Administration (SunAmerica), Venerable (2026-Present); Vice President (1999-2025), Head of Mutual Fund Administration (2014-2025), Corebridge; Director, Corebridge Capital Services, Inc. (2021-2025); Treasurer, SunAmerica Series Trust, Seasons Series Trust (2014-Present); Treasurer, VALIC Company I (2014-2025).

Kristina Magolis 1985	Chief Legal Officer, Vice President and Secretary	2026 – Present	Vice President, General Counsel and Secretary, SunAmerica (2026-Present); Vice President and Deputy General Counsel, Venerable (2023-Present); General Counsel and Secretary, Venerable Investment Advisers, LLC (2023-Present); Vice President, Assistant Secretary and Associate General Counsel, Equitable Investment Management Group, LLC (2022-2023); Vice President, Assistant Secretary and Associate General Counsel, Equitable Investment Management, LLC (2023); employee of Equitable Financial (2022-2023); Vice President, Legal and Compliance, Morgan Stanley Investment Management (2017-2022).

Matthew J. Hackethal 1971	Anti-Money Laundering Compliance Officer	2006 – Present	Chief Compliance Officer (2006-Present) and Vice President (2011-Present), SunAmerica; Assistant Vice President and Chief Compliance Officer (SunAmerica), Venerable (2026-Present), Senior Vice President (2025), Vice President (2011-2025) and Chief Compliance Officer (2006-2025), Corebridge; Anti-Money Laundering Compliance Officer, SunAmerica Mutual Fund Complex (2006-Present).

Michal Levy 1979	Senior Vice President	2026 – Present	President of SunAmerica (May 2026-Present); Board Member of SunAmerica (January 2026-Present); Senior Vice President of SunAmerica (January 2026-May 2026); President and Head of Venerable Investment Advisers, LLC (May 2026-Present); Senior Vice President and Head of Venerable Investment Advisers, LLC (2023-May 2026); Head of VIA of Venerable (2023-May 2026); Director (2014-2023), President (2021-2023) and Chief Operating Officer (2017-2023) of Equitable Investment Management Group, LLC; Executive Vice President and Chief Operating Officer of Equitable Investment Management, LLC (2023).

Salimah Shamji 1971	Vice President	2020 – Present	Assistant Vice President, SunAmerica (2026-Present); Assistant Vice President, Investment Product Management – Venerable (2026-Present); Vice President (SunAmerica), Corebridge (2008-2025).

Shawn Parry 1972	Vice President and Assistant Treasurer	2014 – Present	Director - Fund Administration (SunAmerica), Venerable (2026-Present); Vice President, Corebridge (2014-2025).

Leadership Structure of the Board

Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SunAmerica and the Subadviser to manage the Portfolios on a day to day basis. The Board is responsible for overseeing SunAmerica, the Subadviser, each sub-sub-adviser, and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently comprised of eight members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SunAmerica is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ms. Willis, an Independent Trustee, to serve as Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Compliance and Risk Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day to day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadviser and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the Subadviser, the sub-sub-advisers, and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser, and the Portfolios’ other service providers (including the Portfolios’ distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser, the sub-sub-advisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Independent Trustees

Bruce G. Willison. Mr. Willison has served as a Trustee since 2001. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.

Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.

Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.

Christianne F. Kerns. Ms. Kerns has served as a Trustee since 2023. She has over 30 years of legal practice focusing on a broad range of corporate legal and business matters, including financing, commercial real estate, and structuring and negotiating complex business arrangements. She is an expert in corporate governance, regularly advising boards and chief executive officers regarding management issues and initiatives, fiduciary duties and conflicts of interest.

Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.

Martha B. Willis. Ms. Willis has served as a Trustee since 2023, and Chair of the Board since December 10, 2025. She has over 40 years of experience in the financial services industry, including serving as Executive Vice President and Chief Marketing Officer of TIAA and Nuveen from 2016 to 2022, where she led the enterprise marketing, branding and corporate communications teams across TIAA Retirement, TIAA Bank and Nuveen. She served as director and chair of Nuveen’s UCITS funds from 2019 to 2021. She also previously served as Chief Marketing Officer of Oppenheimer Funds from 2009 to 2016.

The Board has adopted the Independent Trustee Retirement Policy under which Independent Trustees retire from service as Independent Trustees at the end of the calendar year in which he or she turns 78 years of age. Exceptions may be made for temporary transition periods, as approved and agreed to by the Board and the retiring Independent Trustee.

Interested Trustees

John T. Genoy. Mr. Genoy has served as a Trustee since 2021. President and Co-Head of SunAmerica, Venerable since 2026, he currently serves as President and Chief Operating Officer of SunAmerica and President of the Trust and of SST. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.

Michal Levy. Ms. Levy has served as a Trustee since 2026. Ms. Levy has a background in the financial services industry, senior management experience with a registered investment adviser and registered investment companies, and multiple years of service as an officer of other registered investment companies including those serving as investment options for Variable Contracts.

The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and SST (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of Venerable or its affiliates for attendance at meetings of the Board. Effective January 1, 2026, the annual fee paid to each Independent Trustee is $275,000. Trustees are compensated $3,000 for special in-person or telephonic Board meetings. The Independent Chair receives an additional retainer fee of $115,000. These expenses are allocated on the basis of the relative net assets each Portfolio of the Annuity Funds. Ms. Levy and Mr. Genoy, who are Interested Trustees by virtue of their employment relationship with SunAmerica, receive no remuneration from the Trust.

Each Independent Trustee serves on each Committee of the Board. Members of each Committee serve without compensation, except that Mr. Self, as Audit Committee Chair, receives an additional retainer fee of $35,000. Ms. Doi, as Nomination Committee Chair, receives an additional retainer fee of $25,000, and Ms. Kerns, as Compliance and Risk Committee Chair, receives an additional retainer fee of $25,000.

The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolios’ independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolios and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 4 times during the fiscal year ended December 31, 2025.

The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at One World Trade Center, Suite J, 49th Floor, New York, NY 10007. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 3 times during the fiscal year ended December 31, 2025.

The Compliance and Risk Committee is responsible for assisting the Board in its oversight of the Trust’s compliance with regulatory requirements, material operating risks, and promotion of honest and ethical conduct in the Trust’s affairs. Ms. Kerns serves as the Chair of the Compliance and Risk Committee. The Compliance and Risk Committee met 3 times during the fiscal year ended December 31, 2025.

As of the date of this SAI, the Portfolios have not yet commenced operations, and the Trustees and officers of the Trust did not own any of the outstanding shares of the Portfolios.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Tracey C. Doi	0	0
Jane Jelenko	0	0
Christianne F. Kerns	0	0
Charles H. Self III	0	0
Martha B. Willis	0	0
Bruce G. Willison	0	0
Interested Trustees
Michal Levy[3]	N/A	N/A
John T. Genoy	0	0

[1]	Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust.
[2]	Includes the Trust (59 portfolios) and SST (14 portfolios).
[3]	Ms. Levy was appointed as an Interested Trustee to the Trust’s Board effective June 4, 2026.

As of December 31, 2025, neither the Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in SunAmerica, the Subadviser, the sub-sub-advisers or the Distributor, or any person (other than a registered investment company), directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Trustees

The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of Venerable or its affiliates, for his/her services as Trustee for the fiscal year ended December 31, 2025.

TRUSTEE	AGGREGATE COMPENSATION FROM THE PORTFOLIOS IN THIS SAI	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES[1]
Tracey C. Doi	$0	—	$252,500
Jane Jelenko	0	—	260,000
Christianne F. Kerns	0	—	251,667
Charles H. Self III	0	—	240,000
Martha B. Willis	0	—	240,000
Bruce G. Willison	0	—	325,000

[1]	As of December 31, 2025, the Fund Complex included the Trust (59 portfolios) and SST (14 portfolios).

INVESTMENT ADVISORY AND RELATED AGREEMENTS

The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day to day affairs. The Adviser, located at One World Trade Center, 285 Fulton Street, Suite 49M, New York, NY 10007, is a wholly-owned subsidiary of Venerable.

Terms of the Advisory Agreement

The Advisory Agreement provides that SunAmerica shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.

Under the terms of the Advisory Agreement, SunAmerica is not liable to the Trust, or any Portfolio, or to any other person, for any act or omission by it or for any losses sustained by the Portfolio or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

Advisory Fees

As compensation for its services, the Adviser receives from each Portfolio a fee, accrued daily and payable monthly, based on average daily net assets at the following annual rates:

PORTFOLIO	Fee Rate (as a % of average daily net asset value)
SA Franklin Large Cap Disciplined Growth Portfolio	0.70% to $250 million 0.65% next $250 million 0.60% over $500 million
SA Franklin Mid Cap Core Portfolio	0.80% to $100 million 0.75% over $100 million
SA Franklin Core Fixed Income Portfolio	0.70% to $50 million 0.60% next $100 million 0.55% next $100 million 0.50% over $250 million

As explained in the section entitled “The Trust” in this SAI, each Portfolio is expected to be the successor to its respective Predecessor fund or Predecessor funds as a result of the Reorganization. The Predecessor Trust, on behalf of each Predecessor fund, entered into an investment management agreement with Park Avenue Institutional Advisers LLC (the “Predecessor Adviser,” and the investment management agreement, the “Predecessor Advisory Agreement”). As compensation for its services to the Predecessor funds, the Predecessor Adviser was entitled to a fee, accrued daily and payable monthly, based on average daily net assets at the following annual rates:

PREDECESSOR FUND	Fee Rate (as a % of average daily net asset value)
Predecessor Guardian Large Cap Disciplined Growth	0.62% to $100 million 0.57% next $200 million 0.52% next $200 million 0.50% over $500 million
Predecessor Guardian Core Fixed Income	0.45% to $300 million 0.40% over $300 million
Predecessor Guardian Small-Mid Cap Core	0.65% to $200 million 0.60% over $200 million
Predecessor Guardian Select Mid Cap Core	0.53%
Predecessor Guardian U.S. Government/Credit	0.47%
Predecessor Guardian Mid Cap Relative Value	0.72% to $100 million 0.67% next $200 million 0.62% next $200 million 0.60% over $500 million
Predecessor Guardian Mid Cap Traditional Growth	0.80% to $100 million 0.75% next $200 million 0.73% over $300 million

As each Portfolio has not commenced operations as of the date of this SAI, the following table sets forth the total advisory fees received by the Predecessor Adviser from each Predecessor fund pursuant to the Predecessor Advisory Agreement for the last three fiscal years ended December 31:

Predecessor Fund	2025	2024	2023
Predecessor Guardian Large Cap Disciplined Growth	$2,056,714	$2,428,232	$2,589,627
Predecessor Guardian Core Fixed Income	1,548,488	1,749,459	1,902,610
Predecessor Guardian Small-Mid Cap Core	1,430,553	1,694,197	1,784,298
Predecessor Guardian Select Mid Cap Core	937,228	1,104,093	1,145,258
Predecessor Guardian U.S. Government/Credit	684,924	812,279	924,110
Predecessor Guardian Mid Cap Relative Value	737,859	962,443	1,141,259
Predecessor Guardian Mid Cap Traditional Growth	358,577	511,991	665,456

Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed through April 30, 2029, to waive its fees and/or reimburse expenses for certain Portfolios to the extent that their Total Annual Portfolio Operating Expenses exceed the following amounts:

Portfolio	Class 1	Class 3
SA Franklin Large Cap Disciplined Growth Portfolio	—	0.87%
SA Franklin Mid Cap Core Portfolio	—	0.96%
SA Franklin Core Fixed Income Portfolio	0.48%	0.73%

For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” do not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees; and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029 only with the approval of the Board of the Trust, including a majority of the Independent Trustees. SunAmerica may voluntarily reimburse additional amounts to increase returns to a Portfolio’s investors. Any such waivers and/or reimbursements will continue indefinitely, but may be terminated at any time.

For each Predecessor fund, the Predecessor Adviser agreed to waive certain fees and/or reimburse certain expenses through April 30, 2027, so that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) did not exceed the following amounts of average daily net assets of the Predecessor funds as set forth below:

PREDECESSOR FUND	Expense Limitation
Predecessor Guardian Large Cap Disciplined Growth	0.87%
Predecessor Guardian Core Fixed Income	0.58%
Predecessor Guardian Small-Mid Cap Core	1.09%
Predecessor Guardian Select Mid Cap Core	1.08%
Predecessor Guardian U.S. Government/Credit	0.73%
Predecessor Guardian Mid Cap Relative Value	1.09%
Predecessor Guardian Mid Cap Traditional Growth	1.07%

For the last three fiscal years ended December 31, the Predecessor Adviser voluntarily or contractually waived fees and/or reimbursed expenses for the Predecessor funds in the amounts set forth below:

Predecessor Fund	2025	2024	2023
Predecessor Guardian Large Cap Disciplined Growth	$242,982	$216,851	$166,532
Predecessor Guardian Core Fixed Income	156,778	175,212	159,844
Predecessor Guardian Small-Mid Cap Core	—	63,984	176,263
Predecessor Guardian Select Mid Cap Core	—	37,813	108,407
Predecessor Guardian U.S. Government/Credit	220,071	236,739	201,259
Predecessor Guardian Mid Cap Relative Value	67,209	49,136	5,711
Predecessor Guardian Mid Cap Traditional Growth	136,083	152,002	125,590

Additional information regarding the total potential recoupment amounts and/or amounts recouped can be found in the Predecessor funds’ Annual Report.

Securities Lending

The Predecessor funds did not engage in securities lending activities during the fiscal year ended December 31, 2025.

SUBADVISORY AGREEMENT

Franklin acts as Subadviser to the Portfolios pursuant to the Subadvisory Agreement with SunAmerica. Under the Subadvisory Agreement, the Subadviser manages the investment and reinvestment of the assets of the Portfolios. The Subadviser is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadviser’s fees.

The Subadviser is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries.

The Subadvisory Agreement, after initial approval with respect to a Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio’s outstanding voting securities, by SunAmerica on not less than 30 nor more than 60 days’ written notice to the respective Subadviser, or by the Subadviser on 90 days’ written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by them or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

SunAmerica may terminate any Subadvisory Agreement with the Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolios with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.

With respect to SA Franklin Large Cap Disciplined Growth Portfolio and SA Franklin Mid Cap Core Portfolio, each Portfolio’s assets are allocated among the Subadviser and multiple sub-sub-adviser investment strategies. Each sub-sub-adviser provides a model portfolio with respect to a sleeve of a Portfolio, which the Subadviser utilizes to buy and sell securities for the Portfolio. The Subadviser may determine, at any time, not to allocate assets to the strategies employed by one or more of the sub-sub-advisers. The sub-sub-advisers may also serve as advisers to other investment companies unaffiliated with the Trust. Investments in the Portfolios are not deposits with or other liabilities of any of the sub-sub-advisers and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. The sub-sub-advisers do not guarantee the performance of a Portfolio or any particular rate of return. The sub-sub-advisers for the applicable Portfolios are affiliated with the Subadviser and are listed below.

Portfolio	Sub-Sub-Adviser
SA Franklin Large Cap Disciplined Growth Portfolio	Putnam Investment Management, LLC ClearBridge Investments, LLC
SA Franklin Mid Cap Core Portfolio	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC

The Predecessor Trust entered into subadvisory agreements with the subadvisers listed below with respect to each Predecessor fund. For the services provided, the Predecessor Adviser paid a monthly fee to each subadviser based on an annual percentage of the average daily net assets of the Portfolio(s) that the subadviser managed according to the following schedule:

Subadviser	Predecessor Fund	Annual Subadvisory Fee
Wellington Management Company LLP	Predecessor Guardian Large Cap Disciplined Growth	0.33% to $50 million 0.30% next $100 million 0.27% next $200 million 0.24% next $200 million 0.22% over $550 million
FIAM LLC	Predecessor Guardian Core Fixed Income Predecessor Guardian Small-Mid Cap Core Predecessor Guardian Select Mid Cap Core	0.15% to $100 million 0.12% next $200 million 0.10% next $200 million 0.08% over $500 million 0.34% 0.27%
Lord, Abbett & Co. LLC	Predecessor Guardian U.S. Government/Credit	0.12% to $100 million 0.10% next $200 million 0.08% over $300 million
Allspring Global Investments, LLC	Predecessor Guardian Mid Cap Relative Value	0.40% first $100 million 0.35% next $50 million 0.30% over $150 million
Janus Henderson Investors US LLC	Predecessor Guardian Mid Cap Traditional Growth	0.44% first $50 million 0.40% over $50 million

As each Portfolio has not commenced operations as of the date of this SAI, the following table sets forth the fees paid to the subadviser of each Predecessor fund by the Predecessor Adviser for the last three fiscal years ended December 31:

	2025	2024	2023
Predecessor Guardian Large Cap Disciplined Growth	$1,020,138	$1,193,415	$1,267,908
Predecessor Guardian Core Fixed Income	$362,874	—	—
Predecessor Guardian Small-Mid Cap Core	755,385	887,098	932,149
Predecessor Guardian Select Mid Cap Core	477,456	562,462	583,433
Predecessor Guardian U.S. Government/Credit	136,302	—	—
Predecessor Guardian Mid Cap Relative Value	409,075	526,483	613,304
Predecessor Guardian Mid Cap Traditional Growth	197,144	275,995	352,728

Potential Conflicts of Interest

Certain Conflicts Related to Fees and Compensation. From time to time, SunAmerica and/or an affiliate enters into arrangements whereby it can receive compensation from a potential or existing Subadviser or its affiliates for providing consulting or other services to the Subadviser or affiliates that relate to potential or existing subadvised Portfolios and/or other business relationships with the Subadviser. SunAmerica faces a conflict of interest because these arrangements may create an incentive for SunAmerica to recommend the appointment or continued retention of the Subadviser. SunAmerica has processes in place for subadviser selection and retention, and its practice is to remain within the guidelines of the established processes without regard to any such compensation.

PORTFOLIO MANAGERS

Other Accounts

The portfolio managers primarily responsible for the day to day management of the Portfolios, all of whom are listed in the Prospectus (“Portfolio Managers”), are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of other accounts (other than the Portfolios) managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of June 30, 2026 (unless otherwise noted), are provided in the table below. If applicable, the total number of accounts and total assets in millions in such accounts that have an advisory fee that is all or partly based on the account’s performance are provided in the footnotes below.

Subadviser	Portfolio Managers	Other Accounts (As of 6/30/26)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Franklin[1]	Nick Hooten, CFA	9	$12,027.92	—	$0	—		$0
	Jacqueline Hurley Kenney, CFA	18	$21,630.57	30	$2,511.11	5		$1,578.07
	Eric Johnson, CFA	3	$474.48	—	$0	2		$0.21
	Michael Salm	28	$40,912.16	33(1)	$25,491.90	28(4)		$11,523.76
					($22.88)			($4,279.66)
	Albert Chan, CFA	19	$24,135.72	9	$1,934.99	39(1)		$2,763.13
								($443.01)
	Patrick Klein, Ph.D	25	$29,468.19	9	$2,999.89	16(2)	$ ($	5,277.03 1,771.19)
	Tina Chou	10	$10,939.23	2	$406.86	—		$0
	Thomas Nelson, CFA	56	$30,542.64	89	$29,520.65	323(1)	$ ($	7,728.76 0.17)

[1]	Values in parenthesis () represent accounts and assets that are subject to a performance-based advisory fee.

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.

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Trade Allocations. Conflicts may arise between a Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SunAmerica or the Subadviser, as applicable) may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and the Adviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

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Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time a Portfolio Manager spends on a Portfolio or a single Other Client Account, the Adviser periodically assesses whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

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Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (as defined below) and Subadviser’s codes of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and Subadviser’s codes of ethics will eliminate such conflicts.

Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with the Adviser’s management of the Portfolios, investments and such Other Client Accounts.

Compensation

Pursuant to the Subadvisory Agreement, the Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, are described below.

Franklin Advisers and Franklin. The Subadviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager’s level of responsibility and the Subadviser’s guidelines. Portfolio Managers are provided no financial incentive to favor one fund or account over another. Each Portfolio Manager’s compensation consists of the following three elements:

Base salary. Each Portfolio Manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the Portfolio Manager with those of the Portfolio’s shareholders. Each Portfolio Manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%), restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the Portfolio Manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by the Subadviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance, which aligns the financial incentives of the Portfolio Manager and Portfolio shareholders. The Chief Investment Officer of the Subadviser and/or other officers of the Subadviser, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to Portfolio Managers in accordance with Subadviser guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance. Primary consideration is given to the historic investment performance over the one, three and five preceding years of all accounts managed by the portfolio manager. The pretax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-investment performance. The more qualitative contributions of a Portfolio Manager to the Subadviser’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

Responsibilities. The characteristics and complexity of funds managed by the Portfolio Manager are factored in the Subadviser’s appraisal.

Additional long-term equity-based compensation. Portfolio Managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits. Portfolio Managers also participate in benefit plans and programs available generally to all employees of the Subadviser.

Ownership of Portfolio Managers

The Portfolios have not yet commenced operations. Accordingly, as of December 31, 2025, none of the Portfolios Managers had any ownership interest in a Portfolio that they manage.

PERSONAL SECURITIES TRADING

The Trust, the Adviser and the Distributor have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolios. The SunAmerica Code is designed to detect and prevent conflicts of interests between the Portfolios and the personal trading activities of certain access persons. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement. SunAmerica reports violations of the SunAmerica Code to the Board.

The Subadviser and each sub-sub-adviser have adopted codes of ethics (each, a “Codes of Ethics”). Such provisions may be more restrictive than the provisions set forth in the SunAmerica Code. Material violations of a Code of Ethics by employees that provide direct services to a Portfolio or those that involve the subadvised Portfolio are reported to the Board.

DISTRIBUTION AGREEMENT

The Trust, on behalf of the Portfolios, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and a wholly-owned subsidiary of Venerable, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Portfolios to the Separate Accounts of the Life Companies. The address of the Distributor is 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to the Portfolios, for distribution to persons who are not shareholders of the Portfolios and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders. Prior to January 1, 2026, Corebridge Capital Services, Inc. served as the Trust’s distributor.

After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

RULE 12b-1 PLANS

The Board has adopted a Rule 12b-1 Plan for Class 1 shares of the SA Franklin Core Fixed Income Portfolio (the “Class 1 Plan”) and a Rule 12b-1 Plan for Class 3 shares of the Portfolios (the “Class 3 Plan” and, together with the Class 1 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the 12b-1 Plans. The Class 1 Plan does not provide for a service fee. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contractholders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.

Account Maintenance and Service Fees

The following table sets forth the account maintenance and service fees paid by each Predecessor fund (except Predecessor Guardian Core Fixed Income) for the fiscal year ended December 31, 2025.

Predecessor Fund	12b-1 Fees
Predecessor Guardian Large Cap Disciplined Growth	$892,693
Predecessor Guardian Small-Mid Cap Core	$554,487
Predecessor Guardian Select Mid Cap Core	$442,089
Predecessor Guardian U.S. Government/Credit	$364,321
Predecessor Guardian Mid Cap Relative Value	$256,862
Predecessor Guardian Mid Cap Traditional Growth	$112,055

Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1 and Class 3 shares of the Portfolio, respectively. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1 and Class 3 shares of the Portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Since the shares of the Portfolios are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements and to funds-of-funds, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.

Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.

Certain of a Portfolio’s investments in MLPs may be considered QPTPs and, therefore, the extent to which a Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in a Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below. However, any taxable income or gain the Portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.

A Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement and does not timely cure the failure, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the stated redemption price at maturity of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.

To the extent a Portfolio holds residual interests in real estate investment conduits (“REMICs”), certain types of income received by the Portfolio from REITs, REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To shareholders of such a Portfolio, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). Over-the-counter (“OTC”) options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by a Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a “mark-to-market” election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of mark-to-market gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio’s assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local and foreign taxes.

The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.

For the fiscal year ended December 31, 2025, none of the Predecessor funds had capital loss carry-forwards.

PORTFOLIO TURNOVER

A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. A Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.

For the fiscal years ended December 31, 2024 and 2025, the Predecessor Guardian Core Fixed Income’s portfolio turnover rates were 205% and 116%, respectively. The decrease was primarily attributable to differences in portfolio implementation and approach, securities held, and trading activity under the management of a new subadviser compared with the Predecessor Adviser, despite the continuation of a substantially similar investment strategy.

For the fiscal years ended December 31, 2024 and 2025, the Predecessor Guardian U.S. Government/Credit’s portfolio turnover rates were 228% and 157%, respectively. The decrease was primarily attributable to differences in portfolio implementation and approach, securities held, and trading activity under the management of a new subadviser compared with the Predecessor Adviser, despite the continuation of a substantially similar investment strategy.

SHARES OF THE TRUST

The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. Each Portfolio offers Class 1 and/or Class 3 shares.

Some of the more significant provisions of the Trust’s Declaration are described below. The descriptions of these provisions are qualified in their entirety by reference to the Declaration, which is incorporated herein by reference to this registration statement.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.

The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.

All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal rights with respect to their shares, and except as the Trustees may determine, are not entitled to preemptive, conversion, exchange or similar rights. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Portfolios and Classes

The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.

Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any Portfolio, in connection with the affairs of the Trust or any Portfolio, and that a Trustee, officer or employee is liable to the Trust and any Portfolio only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.

The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.

Derivative and Direct Actions

The Declaration provides a detailed process for the bringing of actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder claims, demands, and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.

The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A shareholder may not bring a direct action claiming injury as a shareholder of the Trust, or an affected Portfolio, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of an affected Portfolio, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the affected Portfolio, generally. If a derivative or direct action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.

The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.

The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts (Boston Division) or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.

The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 3 shares have voting rights on matters that pertain to the 12b-1 Plan adopted with respect to Class 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the 12b-1 Plan adopted with respect to Class 1 shares.

Shares of the Trust are owned through the Life Companies’ separate accounts, through SDAP and SDSP of the Trust, and through the Seasons Managed Allocation Portfolios of the Seasons Series Trust and the Trust’s Allocation Portfolios for which SunAmerica serves as investment adviser and that are managed as “funds of funds.” As of the date of this SAI, the Portfolios have not commenced operations and do not have any shares outstanding.

PRICE OF SHARES

Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies and to funds-of-funds. The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). Each Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The Board has designated SunAmerica as its “valuation designee,” subject to its oversight. SunAmerica utilizes the Portfolios’ policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by a Portfolio, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee that is responsible for, among other things, making certain determinations in connection with a Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with the Portfolio’s pricing procedures adopted by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities a Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a pricing service. Option contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC are valued at the mid-valuation provided by a pricing service. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a pricing service. Swap contracts traded on national exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a pricing service. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a pricing service approved by the valuation designee. The pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option-adjusted spreads models, prepayments projections, interest-rate spreads, and yield curves to determine current value. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but a Portfolio may hold or, from time to time, transact in such securities in smaller, odd lot sizes in which case they may be fair valued in accordance with pricing procedures adopted by the Board.

Senior floating-rate loans are valued at the average of available bids in the market for such loans, as provided by a loan pricing service approved by the valuation designee.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, available from the broadest and most representative market, that may be either a securities exchange or OTC market.

Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser or the Subadviser is responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Portfolio (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Portfolio and other clients of the Adviser or the Subadviser through client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered in the selection of a broker to execute transactions in portfolio securities for a Portfolio.

A factor in the selection of brokers is the receipt of research services—analyses and reports concerning markets, issuers, industries, securities, economic factors and trends—and other statistical and factual information. Research services may come in the form of research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or the Subadviser.

The Adviser or the Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or the Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or the Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or the Subadviser by a broker. The Adviser or the Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser or the Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker-dealers with or through whom the Adviser or the Subadviser places the Portfolio’s portfolio transactions, the Adviser or the Subadviser may be relieved of expenses it might otherwise bear. The Adviser or the Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser or the Subadviser believes that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or the Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser or the Subadviser’s investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including a Portfolio, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or the Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by a Portfolio are not reduced because the Adviser or the Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or the Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or the Subadviser with certain statistical, research and other information.

Although the objectives of other accounts or investment companies that the Adviser or the Subadviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by a Portfolio and one or more other accounts or investment companies that the Adviser or the Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Portfolio and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or the Subadviser. The Adviser or the Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

Under the European Union’s (the “EU”) Markets in Financial Instruments Directive (“MiFID II”), investment managers in the EU may not use client brokerage commissions to pay for research from brokers. Investment managers in the EU are instead required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. To the extent the Subadviser is located in the EU, it will be subject to the restrictions of MiFID II in connection with its management of a Portfolio.

Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When a Portfolio purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When a Portfolio purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser or the Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Commission Recapture Program. The Trust has established a commission recapture program. The Board determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadviser. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the respective Portfolio. A Portfolio may participate in a commission recapture program, provided the Portfolio Manager(s) can obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.

The following table reflects the commission recapture activity for the Predecessor funds for the fiscal year ended December 31, 2025.

Predecessor Fund	2025
	Amount ($)	% of Net Assets
Predecessor Guardian Large Cap Disciplined Growth	$1,004	0.00%
Predecessor Guardian Core Fixed Income	0	0.00%
Predecessor Guardian Small-Mid Cap Core	0	0.00%
Predecessor Guardian Select Mid Cap Core	10,116	0.00%
Predecessor Guardian U.S. Government/Credit	0	0.00%
Predecessor Guardian Mid Cap Relative Value	699	0.00%
Predecessor Guardian Mid Cap Traditional Growth	0	0.00%

Brokerage Commissions

As of the date of this SAI, the Portfolios have not commenced operations and, therefore, have not paid any brokerage commissions. The following tables set forth the brokerage commissions paid by the Predecessor funds for the last three fiscal years ended December 31. None of the transactions were executed with affiliated brokers.

2025 BROKERAGE COMMISSIONS

Predecessor Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers

Predecessor Guardian Large Cap Disciplined Growth	$35,824	$0	0%	0%
Predecessor Guardian Core Fixed Income	5,984	0	0	0
Predecessor Guardian Small-Mid Cap Core	204,660	0	0	0
Predecessor Guardian Select Mid Cap Core	69,776	0	0	0
Predecessor Guardian U.S. Government/Credit	2,600	0	0	0
Predecessor Guardian Mid Cap Relative Value	34,454	0	0	0
Predecessor Guardian Mid Cap Traditional Growth	8,138	0	0	0

2024 BROKERAGE COMMISSIONS

Predecessor Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers

Predecessor Guardian Large Cap Disciplined Growth	$46,147	$0	0%	0%
Predecessor Guardian Core Fixed Income	37,502	0	0	0
Predecessor Guardian Small-Mid Cap Core	173,010	0	0	0
Predecessor Guardian Select Mid Cap Core	69,234	0	0	0
Predecessor Guardian U.S. Government/Credit	14,735	0	0	0
Predecessor Guardian Mid Cap Relative Value	47,581	0	0	0
Predecessor Guardian Mid Cap Traditional Growth	14,562	0	0	0

2023 BROKERAGE COMMISSIONS

Predecessor Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers

Predecessor Guardian Large Cap Disciplined Growth	$57,415	$0	0%	0%
Predecessor Guardian Core Fixed Income	36,750	0	0	0
Predecessor Guardian Small-Mid Cap Core	191,510	0	0	0
Predecessor Guardian Select Mid Cap Core	84,581	0	0	0
Predecessor Guardian U.S. Government/Credit	8,510	0	0	0
Predecessor Guardian Mid Cap Relative Value	54,515	0	0	0
Predecessor Guardian Mid Cap Traditional Growth	6,523	0	0	0

In addition, for the fiscal year ended December 31, 2025, the Predecessor fund(s) directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Predecessor funds’ subadvisers.

Predecessor Fund	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers

Predecessor Guardian Large Cap Disciplined Growth	$257,643,490	$26,529
Predecessor Guardian Core Fixed Income	0	0
Predecessor Guardian Small-Mid Cap Core	75,174,999	201,134
Predecessor Guardian Select Mid Cap Core	190,099,944	10,448
Predecessor Guardian U.S. Government/Credit	0	0
Predecessor Guardian Mid Cap Relative Value	8,766,899	30,771
Predecessor Guardian Mid Cap Traditional Growth	12,297,043	4,215

The policy of the Trust with respect to brokerage is reviewed by the Board from time-to-time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

The following table sets forth the value of the Predecessor funds’ holdings of securities of the Predecessor Trust’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of December 31, 2025.

Portfolio	Broker-Dealer	(Value ($) 000’s)
Predecessor Guardian Core Fixed Income	Barclays Capital, Inc.	1,550
Predecessor Guardian Core Fixed Income	BNP Paribas Securities Corp.	1,050
Predecessor Guardian Core Fixed Income	BofA Securities, Inc.	4,275
Predecessor Guardian Core Fixed Income	Citigroup Global Markets Inc.	4,036
Predecessor Guardian Core Fixed Income	Goldman Sachs & Co. LLC	1,968
Predecessor Guardian Core Fixed Income	J.P. Morgan Securities LLC	6,028
Predecessor Guardian Core Fixed Income	Morgan Stanley & Co. LLC	5,458
Predecessor Guardian Core Fixed Income	Wells Fargo Securities, LLC	2,807
Predecessor Guardian U.S. Government/Credit	Goldman Sachs & Co. LLC	1,062
Predecessor Guardian U.S. Government/Credit	J.P. Morgan Securities LLC	1,741
Predecessor Guardian U.S. Government/Credit	Morgan Stanley & Co. LLC	2,569
Predecessor Guardian U.S. Government/Credit	Wells Fargo Securities, LLC	1,498
Predecessor Guardian Mid Cap Relative Value	Jefferies LLC	656

The Adviser and the Subadviser and their respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such accounts may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of a Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing a Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good-faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

If determined by the Adviser or the Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadviser may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

It is possible that a Portfolio’s holdings may include securities of entities for which the Subadviser or its affiliate performs investment banking services as well as securities of entities in which the Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When the Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

FINANCIAL STATEMENTS

As the Portfolios have not commenced operations as of the date of this SAI, as a result of the Reorganization, each Predecessor fund’s audited financial statements for the fiscal year ended December 31, 2025 are incorporated into this SAI by reference to the Predecessor funds’ Annual Financial Statements and Other Information, as filed with the SEC on Form N-CSR (the “Annual Report”). You may request a copy of the Annual Reports at no charge as follows:

If you are a contractholder in a variable annuity contract or variable life policy issued by a life insurance company affiliated with Corebridge Financial, Inc. (“Corebridge”), you may call Corebridge at (800) 445-7862 or write to SunAmerica Series Trust, P.O. Box 15570, Amarillo, Texas 79105-5570.

If you are a contractholder in a variable annuity contract issued by The Guardian Insurance & Annuity Company, Inc., you may call 1-800-830-4147 or write to Talcott Resolution – Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. If you are a contractholder in a variable life policy issued by The Guardian Insurance & Annuity Company, Inc., you may call 1-888-GUARDIAN (1-888-482-7342) or write to The Guardian Insurance & Annuity Company, Inc., Individual Markets, P.O. Box 981588, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79998-1588 (overnight mail).

GENERAL INFORMATION

Custodian

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.

Transfer Agent

VALIC Retirement Services Company, 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). Effective October 1, 2025, the Service Agreement provides for a combined annual payment of $1,000,000 by the Trust and SST for transfer agency and related services with an increase of 3.00% each subsequent year. Prior to October 1, 2025, the Service Agreement provided for a combined annual payment of $150,000 by the Trust and SST for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.

Legal Counsel

The firm of Morgan, Lewis & Bockius LLP, located at 101 Park Avenue, New York, NY 10178-0060, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Reports to Shareholders

Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Trust maintains a Board-approved portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Portfolio.

For Portfolios that operate under a master-feeder structure, each such Portfolio’s sole portfolio holding, other than cash or cash equivalents, is shares of its corresponding Master Fund, and so long as that Portfolio operates under the master-feeder structure, that Portfolio will only disclose its holdings of its corresponding Master Fund.

Disclosure of a Portfolio’s portfolio holdings that is not publicly available may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Portfolios and the Adviser to shareholders. Disclosure is permissible only when a Portfolio has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement. Neither the Portfolios, the Adviser or a Subadviser, nor their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about a Portfolio’s portfolio holdings.

Public Disclosures of Portfolio Holdings Information

A Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis, available at www.sec.gov. Each Portfolio files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Portfolio’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. Each Portfolio’s portfolio holdings are also made available on Form N-CSR for the Portfolio’s second and fourth fiscal quarters no later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively.

The Portfolios’ annual and semiannual reports will also be available without charge on the Portfolios’ website: https://venerable.onlineprospectus.net/funds/sast_sst/

The Portfolios generally make publicly available on their website (https://venerable.onlineprospectus.net/funds/sast_sst/) portfolio holdings information as follows:

•

All Portfolios: Each Portfolio’s complete portfolio holdings (a) as of each calendar quarter-end, subject to a ten-day lag between the date of the portfolio holdings information and the date of website posting and (b) as of each other calendar month-end, subject to a ten-day lag between the date of the portfolio holdings information and the date of website posting. A Portfolio may also periodically disclose complete or partial portfolio holdings on the Portfolios’ public website as of a specified date.

•	Fund of Funds: Each Portfolio that operates as a fund of funds that invests in affiliated funds and exchange traded funds shall disclose its complete portfolio holdings on a daily basis.

•

Money Market Funds: In accordance with Rule 2a-7 under the 1940 Act, for a period of not less than six months, beginning no later than the fifth business day of the month, a money market fund shall disclose its complete portfolio holdings as of the last business day or subsequent calendar day of the preceding month.

Non-Public Disclosures of Portfolio Characteristics, Information related to Equity Investments in Companies with Sufficiently Large Market Capitalization, and Stale Information

Each Portfolio may disclose the following to third parties on a regular basis, as frequently as daily.

•

“Portfolio characteristics” – aggregated, statistical-type information of a Portfolio or sleeve of a Portfolio that does not identify, directly or indirectly, specific portfolio holdings. Portfolio characteristics include, but are not limited to, (1) descriptions of allocations by market capitalization range, asset class, factor, sector, industry, geography, types of bonds, bond maturities, bond coupons or bond credit quality ratings; (2) performance- and risk-related statistics such as alpha, beta, r-squared, Sharpe ratio, and standard deviation; (3) descriptive portfolio or sleeve-level statistics such as yield, option-adjusted spread, maturity, duration, P/E ratio, equity delta, DV01 and median market capitalization; and (4) non-security specific attribution analyses, such as those based on sub-adviser, asset class, factor, sector, industry, geography or credit quality.

•

“Information related to equity investments in companies with sufficiently large market capitalization” – the number of shares held by the Portfolios in the aggregate of a security represented in the S&P 100 and the 100 largest market capitalization securities represented in the MSCI EAFE Index (at each reconstitution), or any other index as approved by the Portfolio’s Chief Compliance Officer, as well as the percentage of the Portfolios’ aggregate net asset value represented by such securities, subject to a minimum three-day lag.

•	“Stale information” — portfolio securities and similar instruments owned by a Portfolio as of 90 or more calendar days prior to the dissemination of such information.

“Portfolio characteristics,” “information related to equity investments in companies with sufficiently large market capitalization,” and “stale information” may be disclosed at the request of insurance companies that use the Portfolios as an investment option for its Variable Contracts (the “Insurance Companies”) for use in managing their risk under certain guarantees provided under the variable contracts. This information shall be provided to an Insurance Company solely for the limited purpose of helping the Insurance Company in a hedging program it uses for its own account to help manage its risks under the guarantees on the Variable Contracts, and only if the Insurance Company enters into a written confidentiality agreement.

Non-Public Disclosures of Portfolio Holdings Information

Non-public information about a Portfolio’s portfolio holdings may be disclosed on a regular basis, as frequently as daily, to the Board and its counsel, and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Portfolio, where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information, either by explicit agreement or by virtue of their respective duties to each Portfolio. Each Portfolio, the Adviser and any Subadviser may disclose any and all portfolio holdings information prior to public dissemination to the Portfolio’s primary service providers. Service providers include, but are not limited to, the Adviser, Subadvisers, accounting or administrative agents for the Adviser, legal counsel to the Trust, administrator, portfolio accounting provider, distributor, independent registered public accounting firm, custodian, transfer agent, proxy voting service provider, rating and ranking organizations, financial printers, pricing service vendors, legal service providers and third parties that provide analytical, statistical, or consulting services, including, in each case, affiliates of a service provider providing services for legitimate business purposes to the service provider or to the Portfolios. Non-public information about a Portfolio’s portfolio holdings also may be disclosed to a transition management service provider, provided the transition management service provider has entered into a non-disclosure or confidentiality agreement.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, a written request seeking to disclose such information must be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal department are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to a Portfolio’s operation or useful to a Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason, except as noted above. Reports of persons to whom portfolio holdings information is disclosed prior to public dissemination are provided to the Board on a quarterly basis. These reports include any new disclosures authorized during the prior quarter, along with a description of the basis for such authorization.

Ongoing Arrangements. The following persons, entities, or categories of person are provided selective disclosure about a Portfolio’s portfolio holdings pursuant to ongoing arrangements:

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Subadviser. Subadvisers are continuously provided with the entire portfolio holdings for each portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, a subadviser has access only to that portion of the portfolio’s holdings that it subadvises. In the event a subadviser is engaged to assume subadvisory duties of a portfolio, the Trust routinely discloses portfolio holdings information to such subadviser prior to its assumption of duties.

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PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

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Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information for certain portfolios with foreign investments twice a year in order to perform PFIC Analysis. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.

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State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio. State Street also performs certain portfolio monitoring of each Portfolio as well.

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Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and the Subadvisers may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or the Subadvisers. The information provided is subject to a legal duty of confidentiality.

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CRIMS. Charles River Investment Management System (CRIMS) is an order management system. Equity and FX orders are raised and compliance checked on the system by Portfolio Managers before being sent to the trading desk for execution. Equity and FX transactions originate on CRIMS. Transactions are retained on the system. Positions load daily on a flush and fill basis. These will reflect all transactions on the account including any cash movements or corporate actions that have not originated on CRIMS. They will also reflect start of day market values based on prices applicable at start of day. Positions data is used to manage accounts against benchmarks or models and is the basis for concentration based compliance rules. Positions reflect the current start of day holdings for FX and Equities and will also reflect trading activity for trades executed intraday.

•

RiskMetrics. MSCI RiskMetrics is used for Market and Liquidity Risk measurement. Positions are transferred to RiskMetrics via SFTP on a daily basis. RiskMetrics processes these positions with its risk model and market data to provide risk results. RiskMetrics offers a comprehensive suite of risk measures, including Value-at-Risk (VaR), stress tests, factor risk exposure, market exposure, and sensitivity analysis.

•

Eagle PACE. Eagle PACE is used on a daily basis for performance management and data management (data warehouse). PACE then sends interface feeds to ‘downstream’ systems for performance, risk, compliance, websites and client reporting.

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Eagle Star. Eagle STAR is the North American Investment Book of Records (IBOR). On an intraday basis, trades and transactions are sent into Eagle STAR. Eagle STAR will then apply the transaction/trade to funds and real-time positions are maintained. All types of equity and FX transactions/positions are sent to Eagle STAR. This includes start of day (SOD) positions and end of day (EOD) positions.

•

SmartStream TLM. SmartStream TLM takes cash and positions data to reconcile with custodian data and generate exceptions, ensuring the data is ready for the next day’s trading. This daily reconciliation process helps maintain data accuracy and integrity, facilitating smooth trading operations. MFS also provides portfolio holdings information to SmartStream TLM for its services as a systems vendor.

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Solutions Atlantic. Solutions Atlantic (RRS) is used to ensure that equity positions held are within regulatory limits across multiple jurisdictions. On a daily basis, the system monitors the positions and triggers regulatory filings as needed based on the positions held. This ensures compliance with regulatory requirements and helps manage the regulatory risk associated with equity holdings.

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MSCI, Inc. (“MSCI”). MSCI facilitates portfolio liquidity classifications at the position level in accordance with the Liquidity Rule (Rule 22e-4). MSCI also provides analytical services for Wellington Management and MFS and receives portfolio holdings information on a daily basis.

•	Clearwater Analytics. Clearwater Analytics performs certain operational functions for Wellington Management and receives portfolio trades and holdings information on a daily basis.

•	Commcise. Commcise Provides consulting services to MFS and receives portfolio holdings information.

•	FactSet Research Systems Inc. (“FactSet”). FactSet provides analytical services and receives portfolio holdings information on a daily basis.

•	Accenture. Accenture performs certain operational functions on behalf of Wellington Management and T.Rowe Price and has access to portfolio holdings information on a daily basis.

•	AcadiaSoft, Inc. AcadiaSoft performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

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Dynamo Software. Dynamo Software provides a technology platform to support private placement transactions, integrating the components of a private investment lifecycle into one system for Wellington Management.

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Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

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Manhattan Creative Partners (d/b/a “Diligent”). Marketing may provide Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent also hosts the Board’s online meeting materials.

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Institutional Shareholder Services (“ISS”). ISS, formerly RiskMetrics Group, downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of a Portfolio, evaluating the Portfolio’s eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality requirements. In addition, T. Rowe Price and MFS provide fund holdings on a daily basis to ISS in their capacity as proxy service.

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Corebridge Financial, Inc.(“Corebridge”). Corebridge, as a marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadvisers of the Portfolios by Corebridge. Corebridge is provided with the information based on non-public holdings for each Portfolio on a daily basis.

•	TriOptima. TriOptima performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

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The Bank of New York Mellon (“BNY Mellon”). BNY Mellon requires access to non-public information, including portfolio holdings information, on a daily basis of those Portfolios subadvised by T. Rowe Price in order to provide certain accounting services to the Portfolios.

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Brown Brothers Harriman & Co. (“BBH”). BBH performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis. Additionally, BBH Infomediary, a division of BBH, acts as a system and data transmission vendor for MFS.

•	Confluence Technologies Inc. Confluence Technologies Inc. provides regulatory monitoring for MFS and receives portfolio holdings information on an ongoing basis.

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Accuity Knowledge Partners (formerly Moody’s Analytics Knowledge Service). Accuity Knowledge Partners performs certain investment guideline monitoring and coding activities on behalf of Wellington Management and has access to portfolio holdings information on a daily basis.

•	Glass, Lewis & Co. (“Glass Lewis”). Glass Lewis provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

•	OMGEO, LLC (“OMGEO”). OMGEO is a software vendor utilized by MFS, they receive portfolio holdings information on an ongoing basis.

•	Markit WSO Corporation (“Markit”). Markit performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis.

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Virtu ITG LLC (“Virtu”). Virtu provides an analytical tool utilized by MFS and receives portfolio holdings information on a regular basis. Virtu is also one of Invesco’s Transaction Cost Analysis (“TCA”) provider for equity transactions.

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BestX. BestX is one of two Invesco FX TCA providers. Global EMS transaction data is sent multiple times throughout the day via a secure FTP connection to BestX for benchmark processing. BestX enhances the data with market data associated with the transaction data for performance analysis. BestX provides a secure portal for running performance analysis on the data.

•	Adroit Trading Technologies, Inc. (“Adriot”). MFS may provide Adroit with ongoing portfolio holdings information for use in its execution management system.

•	Bloomberg L.P. (“Bloomberg”). MFS provides Bloomberg with ongoing portfolio holdings for its analytical tools.

•	Broadridge Securities Processing Solutions, LLC (“Broadridge”). MFS provides Broadridge with ongoing portfolio holdings for its services as agency TBA and mortgage pool vendor.

•	OMGEO, LLC is provided ongoing portfolio holdings information by MFS for its software vendor services.

•	S&P Global Market Intelligence Inc. is provided with ongoing portfolio holdings information by MFS for use of its analytical tools.

Administration of the Portfolio Holdings Disclosure Policies

The CCO is responsible for approving the release of non-public information about a Portfolio’s portfolio holdings and monitoring compliance with the Portfolios’ portfolio holdings disclosure policies. Every violation of the portfolio holdings disclosure policies must be reported to the CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Portfolios’ Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.

Additional Information about Shareholder Voting

Shares of the Trust are owned through the Separate Accounts of the Life Companies and through funds-of-funds.

The Separate Accounts are the primary shareholders of the Trust. Each Separate Account is a segregated asset account established by a Life Company. At shareholder meetings, each Life Company votes the shares of a portfolio held by its Separate Account(s) in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Each Life Company votes shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received.

The number of shares of beneficial interest in a portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract. Each outstanding share of a portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.

With respect to those shares of the Trust held by funds-of-funds, funds-of-funds will vote the shares of their underlying portfolios in accordance with the funds-of-funds’ proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations from SunAmerica, its affiliates and an independent proxy voting firm. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Portfolios and the Portfolios’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of Portfolio proxies in accordance with the Policies. The Proxy Voting Committee will consist of (i) a member of the Investment Management Department, (ii) at least one member of SunAmerica’s Compliance Department and (iii) at least one person with respect to SunAmerica who oversees the Portfolios’ subadvisers (or their designees).

SunAmerica has engaged the services of an independent voting firm to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Portfolios with certain responsibilities including recordkeeping of proxy votes. Each Portfolio is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. Accordingly, each of the Portfolios will abstain on “environmental,” “social,” and/or “social and environmental” issue proposals unless otherwise indicated in the Policies or as determined by the Proxy Voting Committee pursuant to the Policies.

The Proxy Voting Committee’s practice is generally not to vote in circumstances where, in its determination, the cost of voting exceeds the expected benefit of voting a particular proxy. In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. Additional costs of voting securities which might outweigh the benefits include hiring a lawyer who practices law in a certain country; hiring a translator; traveling to the foreign country to vote the security in person; or costs associated with documents that may need to be consularized or apostilled, such as powers of attorney. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In addition, there may be certain circumstances where voting may be impossible or impractical, including but not limited to: sufficient information about a meeting proposal is not available to the Portfolios prior to the voting deadline; government sanctions are or may be in effect; and there are market-specific impediments that impair the Portfolios’ ability to cast votes, such as untimely vote cut-off dates, power of attorney and share re-registration requirements.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”) according to recommendations from SunAmerica and the independent proxy voting firm. The Guidelines identify certain vote items to be determined on a case-by-case basis and certain vote items that will be voted upon in accordance with the standards set out in the Guidelines. With respect to vote items to be determined on a case-by-case basis and with respect to proposals not specifically addressed by the Policies, the Proxy Voting Committee will generally rely on the guidance or a recommendation from the independent proxy voting firm, but may also rely on any of the subadvisers of the Portfolios, or other sources. The Adviser or subadvisers of the Portfolios may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting firm. The Proxy Voting Committee in these instances will recommend the vote that it believes will maximize value for, and is in the best interests of, Portfolio shareholders.

Examples of the Portfolios’ Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolios’ voting positions on specific matters:

•	Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information;
•	Vote for requiring annual advisory votes on compensation;
•	Vote for shareholder proposals asking that a majority or more of directors be independent;
•	Vote against proposals to classify the board; and
•	Vote case-by-case on director nominees.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will, in most instances, adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting firm.

If, however, a situation arises where a vote presents a conflict between the interests of a Portfolio’s shareholders and the interests of the Adviser or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with at least one Director or Trustee, as the case may be, who is not an “interested person,” (as that term is defined in the Investment Company Act of 1940, as amended) of the Portfolios or the Adviser, time permitting, before casting the vote to ensure that the Portfolio votes in the best interests of the Portfolio’s shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (i) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (ii) any determination to vote a particular proxy in a non-uniform manner, and (iii) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting firm will maintain records of voting decisions for each vote cast on behalf of the Portfolios. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (855) 421-2692 and on or through the following website: https://venerable.onlineprospectus.net/funds/sast_sst/.

Board Reporting. The Portfolios’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

APPENDIX A – INVESTMENT PRACTICES

For reference, the following table outlines the investment practices in which the Portfolios may engage. In the event of any discrepancy between this Appendix A and the disclosures contained in the Prospectus and SAI, the latter shall prevail. The percentage limitations indicated in the charts below specify that a Portfolio may invest up to the noted percentage limitation for the specific investment.

Investment Type / Practice	SA Franklin Large Cap Disciplined Growth Portfolio	SA Franklin Mid Cap Core Portfolio	SA Franklin Core Fixed Income Portfolio
Asset-Backed Securities			X
Bank Capital Securities			X
Borrowing	X	X	X
Credit Risk Transfer Securities			X
CBOs, CLOS and Other Collateralized Debt Obligations			X
Convertible Securities	X	X
Corporate Actions	X	X	X
Counterparty and Third Party Risk	X	X	X
Cybersecurity and Artificial Intelligence Risk	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X
Defensive Instruments			X
Derivatives	X	X	X
Forward Foreign Currency Exchange Contracts	X	X	X
Options and Futures	X	X	X
Futures	X	X	X
Options	X	X
Options on Foreign Currencies	X	X	X
Options on Futures	X	X	X
Options on Securities	X	X
Options on Securities Indices	X	X
Reset Options			X
Yield Curve Options			X
Limitations on Entering into Futures Contracts and Options on Futures	X	X	X
Commodity Exchange Act Regulation
Swaps	X	X	X
Basis Swap
Credit Default Swap Agreements			X
Cross-Currency Swaps
Currency Swaps
Equity Swaps Agreements	X	X
Index Swaps	X	X	X
Inflation Swaps			X

Investment Type / Practice	SA Franklin Large Cap Disciplined Growth Portfolio	SA Franklin Mid Cap Core Portfolio	SA Franklin Core Fixed Income Portfolio
Interest Rate Caps, Collars and Floors
Interest Rate Swap Agreements			X
Mortgage Swaps			X
Options on Swaps			X
Total Return Swaps	X	X	X
Risks of Entering into Swap Agreements	X	X	X
Contracts for Difference	X	X	X
Emerging Markets
Brady Bonds
Chinese Securities
Stock Connect
Russian Securities
Equity Securities	X	X
Preferred Securities	X	X
ESG Investment Risk
Fixed Income Securities			X
Inflation-Indexed Securities			X
Lower-Rated, Fixed Income Securities			X
Municipal Securities			X
Floating Rate Obligations			X
Foreign Securities	X		X
Foreign Currency
Hybrid Instruments
Illiquid Investments			X
Income Trusts
Interfund Borrowing and Lending Program	X	X	X
Inverse Floaters
IPO Investing
Liquidity Risk Management	X	X	X
Loan Participations and Assignments			X
Master Limited Partnerships
Mortgage-Backed Securities			X
GNMA Certificates			X
FHLMC Certificates			X
FNMA Certificates			X
Conventional Mortgage Pass-Through Securities			X
Collateralized Mortgage Obligations			X

Investment Type / Practice	SA Franklin Large Cap Disciplined Growth Portfolio	SA Franklin Mid Cap Core Portfolio	SA Franklin Core Fixed Income Portfolio
Stripped Mortgage-Backed Securities			X
Municipal Bonds			X
Newly Developed Securities			X
Non-Diversified Status	X
Other Investment Companies			X
Exchange Traded Funds			X
Partnership Securities
Passive Foreign Investment Companies
Private Investments in Public Equity
Real Estate Investment Trusts	X	X	X
Recent Market Events	X	X	X
Restricted Securities			X
Reverse Repurchase Agreements
Roll Transactions	X	X	X
Sector Risk	X	X	X
Securities Lending
Short Sales
Short-Term Investments	X	X	X
Money Market Securities	X	X	X
Commercial Bank Obligations			X
Savings Association Obligations			X
Commercial Paper			X
Extendible Commercial Notes			X
Variable Amount Master Demand Notes
Corporate Bonds and Notes			X
U.S. Government Securities			X
Repurchase Agreements			X
Special Purpose Acquisition Companies
Special Situations
Standby Commitments
U.S. Government Securities			X
U.S. Treasury Inflation Protection Securities			X
Unseasoned Companies			X
Value Investing
Variable Rate Demand Notes
Warrants and Rights	X	X
When-Issued, Delayed-Delivery and Forward Commitment Securities	X	X	X
Zero-Coupon, Step-Coupon, Deferred Interest and PIK Bonds			X

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Moody’s Global Rating Scales

Credit Ratings are assigned on Moody’s global long-term and short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s Global Long-Term Rating Scale:

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Global Short-Term Ratings Scale:

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Bond Fund Assessments

Moody’s Bond Fund assessments are opinions of the maturity-adjusted credit quality of assets within the portfolio of a mutual fund, or similar investment vehicles that principally invest in fixed income obligations, and of the operational risk associated with managing the fund. In some cases, heightened operational risk may constrain a fund’s assessment, regardless of the quality of the assets within the portfolio. Bond Fund assessments exclude other risks, such as asset liquidity, interest rate, currency and any other market risk. The assessments also do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.

Aaa-bf	Bond Funds assessed Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond Funds assessed Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond Funds assessed A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond Funds assessed Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond Funds assessed Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond Funds assessed B-bf generally hold assets considered to be speculative.
Caa-bf	Bond Funds assessed Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond Funds assessed Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond Funds assessed C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.

Moody’s Money Market Fund Assessments

Moody’s Money Market Fund assessments are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.

Aaa-mf	Money market funds assessed at Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds assessed at Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds assessed at A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds assessed at Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds assessed at B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds assessed at C-mf are unable to meet either objective of providing liquidity or preserving capital.

S&P Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically within an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.

S&P Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

S&P Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

S&P Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier

This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

S&P Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
Interest Payment: ‘i’ inactive qualifier

This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.

Public information ratings: ‘pi’ qualifier

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative analysis of public information: ‘q’ inactive qualifier	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

S&P Ratings as of December 16, 2025

Fitch Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.

RD

Restricted default. ’RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’. For Derivative Counterparty Ratings the modifiers ‘+’ or ‘-’ may be appended to the ratings within ‘AA(dcr)’ to ‘CCC(dcr)’ categories.

Fitch Short-Term Ratings Assigned to Issuers or Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as Positive, indicating that a rating could stay at its present level or potentially be upgraded, Negative, to indicate that the rating could stay at its present level or potentially be downgraded, or Evolving if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlooks and Watches

Rating Outlooks and Watches are mutually exclusive.

Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached or been sustained at the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are applied on the long-term scale to certain issuer ratings and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to IFS ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions, fund finance facilities and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to VRs, Government and Shareholder Support Ratings Derivative Counterparty Ratings and Ex-government Support Ratings.

Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and Outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

Outlook Revision

Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.

An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.

Additional Usage of Primary Credit Rating Scales

Expected Ratings

Where a rating is referred to as “expected,” alternatively referred to as “expects to rate,” it will have a suffix as (EXP). This suffix indicates that the assigned rating may be sensitive to (i) finalization of the terms in the draft documents or (ii) fulfilment of other contingencies at closing. For example:Expected ratings can be assigned based on the agency’s expectations regarding final documentation, typically based on a review of the draft documentation provided by the issuer. When final documentation is received, the (EXP) suffix typically will be removed and the rating updated if necessary.Fitch may also employ “expects to rate” language for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure or merger). Conversely, Fitch may choose not to append the (EXP) suffix, even if there are contingencies to fulfil, if Fitch determines that the rating is not expected to be sensitive to the manner in which, or the extent to which, any of these contingencies are fulfilled.While ratings typically only remain as “expected” for a short time, determined by timing of transaction closure, restructuring, refinancing, corporate reorganization, etc., they may still be raised, lowered or placed on Rating Watch or withdrawn. Expected Ratings are applicable to both public and private ratings.

Private Ratings

Fitch prepares private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs. Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings

Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned. The impact of individual issues under the program on the overall credit profile of the issuer will be assessed at the time of issuance. Therefore, it should not be assumed that program ratings apply to every issue made under the program. Program ratings may also change because the rating of the issuer has changed over time and instruments may have different terms and conditions compared with those initially envisaged in the program’s terms.

“Interest-Only” Ratings

Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings

Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.

“Unenhanced” Ratings

Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Rating Actions and Reviews

Assignment (New Rating)*	A rating has been assigned to a previously unrated issuer or issue.

Publication (Publish)

Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmations*	The rating has been reviewed with no change in rating through this action. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.

Upgrade*	The rating has been raised in the scale.

Downgrade*	The rating has been lowered in the scale.

Reviewed No Action*

The rating has been reviewed by a credit rating committee with no change in rating or Outlook. As of the review date, the credit rating committee determined that nothing had sufficiently changed to warrant a new rating action. Such review will be published on the agency’s website, but a Rating Action Commentary will not be issued.

Matured/ Paid-In-Full*

‘Matured’ - Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

‘Paid-In-Full’ - Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded*	Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.

Withdrawn*	The rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Under Criteria Observation

The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known. Under Criteria Observation (UCO) is not a credit review and does not affect the rating level or Outlook/Watch, and does not satisfy the minimum annual review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be assigned in lieu of the UCO to reflect the potential impact of the new or revised criteria. The status of UCO will be resolved after the application of the new or revised criteria which must be completed within six months from the publication date of the new or revised criteria. UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not Rated.

Criteria Observation Removed

UCO can be addressed and removed by a subsequent rating action such as affirmation, upgrade or downgrade; with these actions, the annual review requirement is also met. Where a rating action has not been taken, a Criteria Observation Removed action may be taken if it has been determined that the rating would not change due to the application of the new criteria. The Criteria Observation Removed action does not satisfy Fitch’s minimum annual credit review requirement.

Recovery Rating Revision	Change to an issue’s Recovery Rating.

* A Rating Action or Review must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Rating Actions, Data Actions, or changes in rating modifiers, meet this requirement. Actions or Reviews that can meet this requirement are noted with an *.

Fitch Ratings as of September 19, 2025

PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)	(1)
Amended and Restated Declaration of Trust, dated April 27, 2022. Incorporated herein by reference to Post-
Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 27, 2023.

(2)
Amended and Restated Establishment and Designation of Series, dated May 23, 2017. Incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on August 16, 2017.

(3)
Amended and Restated Establishment and Designation of Series, dated August 9, 2017. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on April 23, 2018
.

(4)
Amended and Restated Establishment and Designation of Series, dated December 19, 2017. Incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on February 1, 2018.

(5)
Amended and Restated Designation of Series of Shares, dated April 4, 2018. Incorporated herein by reference to
Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742)
filed on April 23, 2018.

(6)
Amended and Restated Establishment and Designation of Series, dated December 12, 2018. Incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on December 17, 2018.

(7)
Amended and Restated Establishment and Designation of Series, dated June 12, 2019. Incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on July 24, 2019.

(8)
Amended and Restated Establishment and Designation of Series, dated April 28, 2020. Incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on July 24, 2020.

(9)
Amended and Restated Establishment and Designation of Series, dated October 12, 2020. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on January 25, 2021.

(10)
Amended and Restated Establishment and Designation of Series, dated April 27, 2021. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on April 30, 2021.

(11)
Amended and Restated Establishment and Designation of Series, dated May 25, 2021. Incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on May 27, 2021.

(12)
Amended and Restated Establishment and Designation of Series, dated June 27, 2022. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on April 27, 2023.

(13)
Amended and Restated Establishment and Designation of Series, dated June 26, 2023. Incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on July 5, 2023.

(14)
Amended and Restated Establishment and Designation of Series, dated April 12, 2024. Incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on April 26, 2024.

(15)
Amended and Restated Establishment and Designation of Series, dated April 17, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on April 28, 2025.

(16)
Amended and Restated Establishment and Designation of Series, dated June 30, 2025. Incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on July 28, 2025.

(17)
Amended and Restated Establishment and Designation of Series, dated April 9, 2026. Incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on April 30, 2026.

1

	(18)	Certificate of Amendment to Amended and Restated Declaration of Trust, dated January 1, 2026.*
	(19)	Amended and Restated Establishment and Designation of Series, dated July 21, 2026.*
(b)
Amended and Restated By-Laws, dated April 27, 2022. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 27, 2023.

(c)		Instruments Defining Rights of Security Holders. Incorporated herein by reference to Exhibits (a) and (b) above.
(d)	(1)	Form of First Amended and Restated Investment Advisory and Management Agreement between the Registrant and SunAmerica Asset Management, LLC (“SunAmerica”).*
(2)
Master-Feeder Addendum to the Investment Advisory and Management Agreement, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(3)
First Amended and Restated Master Advisory Fee Waiver Agreement, between the Registrant and SunAmerica, dated April 30, 2026. Incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on April 30, 2026.

(4)
Advisory Fee Waiver Agreement for the SA Franklin Small Company Value Portfolio, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(5)
Advisory Fee Waiver Agreement for the SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy
Portfolio, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(6)
Subadvisory Agreement between SunAmerica and AllianceBernstein, L.P., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A
(File No. 033-52742) filed on February 24, 2026.

(7)
Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC, dated January 1,
2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(8)
First Amended and Restated Subadvisory Agreement between SunAmerica and BlackRock Investment
Management, LLC, dated April 30, 2026. Incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 30, 2026.

(9)
Subadvisory Agreement between SunAmerica and Brandywine Global Investment Management, LLC, dated
January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(10)
Subadvisory Agreement between SunAmerica and Federated Investment Management Company, dated January 1,
2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(11)
Subadvisory Agreement between SunAmerica and FIAM LLC, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on February 24, 2026.

	(12)	Form of First Amended and Restated Subadvisory Agreement between SunAmerica and Franklin Advisers, Inc.*
(13)
Sub-subadvisory Agreement between Franklin Advisers, Inc. and Brandywine Global Investment Management,
LLC, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

	(14)	Form of Sub-subadvisory Agreement between Franklin Advisers, Inc. and Brandywine Global Investment Management.*
(15)
Sub-subadvisory Agreement between Franklin Advisers, Inc. and ClearBridge Investments, LLC, dated January 1,
2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

	(16)	Form of Sub-subadvisory Agreement between Franklin Advisers, Inc. and ClearBridge Investments, LLC.*
(17)
Subadvisory Agreement between SunAmerica and Franklin Mutual Advisers, LLC, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(18)
Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management, L.P., dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

2

(19)
Subadvisory Agreement between SunAmerica and Invesco Advisers, Inc., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A
(File No. 033-52742) filed on February 24, 2026.

(20)	Subadvisory Agreement between SunAmerica and Janus Henderson Investors US LLC, dated June 30, 2026.*
(21)
Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc., dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(22)
Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company, dated January 1,
2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(23)
Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc., dated January 1,
2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(24)
Sub-subadvisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment
Management Limited, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment
No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(25)
Subadvisory Agreement between SunAmerica and Pacific Investment Management Company LLC (“PIMCO”),
dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(26)
Sub-subadvisory Agreement between PIMCO and Research Affiliates, LLC, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A
(File No. 033-52742) filed on February 24, 2026.

(27)
Subadvisory Agreement between SunAmerica and PineBridge Investments, LLC, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(28)
Subadvisory Agreement between SunAmerica and Putnam Investment Management, LLC, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(29)	Form of Sub-subadvisory Agreement between Franklin Advisers, Inc. and Putnam Investment Management, LLC.*
(30)
Subadvisory Agreement between SunAmerica and Schroder Investment Management North America Inc., dated
January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(31)
Sub-subadvisory Agreement between Schroder Investment Management North America Inc. and Schroder
Investment Management North America Limited, dated January 1, 2026. Incorporated herein by reference to Post-
Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(32)
Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc., dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(33)
Sub-subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Australia Limited on behalf of the SA T. Rowe Price VCP Balanced Portfolio, dated January 1, 2026. Incorporated herein by reference to Post-
Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(34)
Sub-subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd. on behalf of the SA T. Rowe Price Allocation Moderately Aggressive Portfolio and the SA T. Rowe Price VCP Balanced
Portfolio, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(35)
Sub-subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Investment Management,
Inc. on behalf of the SA T. Rowe Price VCP Balanced Portfolio, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on February 24, 2026.

(36)
Subadvisory Agreement between SunAmerica and Wellington Management Company LLP, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

3

(e)
Distribution Agreement between the Registrant and Directed Services LLC, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A
(File No. 033-52742) filed on February 24, 2026.

(f)		Inapplicable.
(g)	(1)
Custody Agreement between the Registrant and State Street Bank and Trust Company, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

	(2)	Form of First Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company.*
(h)	(1)
Fund Participation Agreement by and among American General Life Insurance Company, the Registrant, and
SunAmerica, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

	(2)
Fund Participation Agreement by and among The United States Life Insurance Company in the City of New York,
the Registrant, and SunAmerica, dated January 1, 2026. Incorporated herein by reference to Post-Effective
Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
February 24, 2026.

	(3)
Fund Participation Agreement by and among The Variable Annuity Life Insurance Company, the Registrant, and
SunAmerica, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

	(4)
Participation Agreement by and between the Registrant, Corebridge Capital Services, Inc. and Nassau Life
Insurance Company, dated July 1, 2025. Incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 30, 2026.

	(5)
Assignment and Assumption Agreement between the Registrant, Nassau Life Insurance Company and Corebridge
Capital Services, Inc., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment
No. 139 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 30, 2026.

	(6)
Participation Agreement with SunAmerica Annuity and Life Assurance Company (Master-Feeder), dated
August 30, 2006. Incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on April 30, 2026.

	(7)
Amendment No. 1 to the Participation Agreement with SunAmerica Annuity and Life Assurance Company (Master-
Feeder), dated April 1, 2011. Incorporated herein by reference to Post-Effective Amendment No. 67 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

	(8)
Form of Amendment No. 2 to the Participation Agreement with SunAmerica Annuity and Life Assurance Company
(Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

	(9)
Amendment No. 3 to the Participation Agreement with American General Life Insurance Company (successor to
SunAmerica Annuity Life Assurance Company) (Master-Feeder), dated July 31, 2013. Incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on December 17, 2018.

	(10)
Amendment No. 4 to the Participation Agreement with American General Life Insurance Company (Master-
Feeder), dated December 17, 2018. Incorporated herein by reference to Post-Effective Amendment No. 109 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on December 17, 2018.

	(11)
Fund Participation Agreement with First SunAmerica Life Insurance Company (Master-Feeder), dated September 1,
2006. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

	(12)
Amendment No. 1 to the Participation Agreement with First SunAmerica Life Insurance Company (Master-Feeder),
dated April 1, 2011. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

	(13)
Form of Amendment No. 2 to the Participation Agreement with The United States Life Insurance Company in the
City of New York (successor to First SunAmerica Life Insurance Company) (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on October 2, 2012.

	(14)
Amendment No. 3 to the Participation Agreement with The United States Life Insurance Company in the City of
New York (Master-Feeder), dated July 31, 2013. Incorporated herein by reference to Post-Effective Amendment No.
109 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on December 17, 2018.

4

(15)
Amendment No. 4 to the Participation Agreement with The United States Life Insurance Company in the City of
New York (Master-Feeder), dated December 17, 2018. Incorporated herein by reference to Post-Effective
Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
December 17, 2018.

(16)
Form of Participation Agreement between The Variable Annuity Life Insurance Company, the Registrant, American
Funds Insurance Series and Capital Research and Management Company. Incorporated herein by reference to Post-
Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 24, 2015.

	(17)	Form of Participation Agreement with Guardian Insurance & Annuity Company, Inc.*
(18)
Shareholder Services Agreement between the Registrant and American General Life Insurance Company, dated
January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on April 28, 2025.

(19)
Shareholder Services Agreement between the Registrant and The United States Life Insurance Company in the City
of New York, dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 28, 2025.

(20)
Shareholder Services Agreement between the Registrant and The Variable Annuity Life Insurance Company, dated
January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on April 28, 2025.

	(21)	Form of Shareholder Services Agreement between the Registrant and Guardian Insurance & Annuity Company, Inc.*
(22)
Form of Indemnification Agreement between the Registrant and Trustee. Incorporated herein by reference to Post-
Effective Amendment No. 131 to the Registration Statement on Form N-1A (File No. 033-52742) filed on July 5,
2023.

(23)
Master Transfer Agency and Service Agreement between VALIC Retirement Services Company and the Registrant dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on April 25, 2014.

(24)
Amendment No. 1 to the Master Transfer Agency and Service Agreement between VALIC Retirement Services
Company and the Registrant, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment
No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

	(25)	Form of Expense Limitation Agreement between the Registrant, on behalf of certain Portfolios, and SunAmerica.*
(26)
Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant, on behalf of the SA BlackRock Multi-
Factor 70/30 Portfolio, and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares
U.S. ETF Trust, dated January 19, 2022. Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 26, 2022.

(27)
Rule 12d1-4 ETF Fund of Funds Investment Agreement between the Registrant, on behalf of the SA JPMorgan
Diversified Balanced Portfolio, and J.P. Morgan Exchange-Traded Fund Trust, dated October 15, 2025.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(i)	(1)
Opinion and Consent of Counsel Bingham McCutchen, dated April 21, 2011. Incorporated herein by reference to
Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742)
filed on April 21, 2011.

(2)
Opinion and Consent of Counsel Bingham McCutchen – Foreign Value & Small & Mid Cap Value Portfolios
Class 1, dated January 20, 2012. Incorporated herein by reference to Post-Effective Amendment No. 58 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on January 20, 2012.

(3)
Opinion and Consent of Counsel Bingham McCutchen – SunAmerica Dynamic Allocation Portfolio, dated
January 20, 2012. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on January 20, 2012.

(4)
Opinion and Consent of Counsel Bingham McCutchen – SunAmerica Dynamic Strategy Portfolio, dated June 28,
2012. Incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on June 29, 2012.

(5)
Opinion and Consent of Counsel Bingham McCutchen – Protected Asset Allocation SAST Portfolio, dated
October 2, 2012. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on October 2, 2012.

(6)
Opinion and Consent of Counsel Bingham McCutchen – VCP Total Return Balanced and VCP Value Portfolios,
dated April 19, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on April 22, 2013.

5

(7)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA BlackRock VCP Global Multi Asset
Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced Portfolio, dated
January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on January 13, 2016.

(8)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – American Funds® Asset Allocation SAST
Portfolio, American Funds® Global Growth SAST Portfolio, American Funds® Growth SAST Portfolio, American
Funds® Growth-Income SAST Portfolio, SunAmerica Dynamic Allocation Portfolio, SunAmerica Dynamic
Strategy Portfolio, VCPSM Managed Asset Allocation SAST Portfolio, VCP Total Return BalancedSM Portfolio
and VCPSM Value Portfolio (Class 1 Shares), dated April 22, 2016. Incorporated herein by reference to Post-
Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 22, 2016.

(9)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA BlackRock VCP Global Multi Asset
Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced Portfolio, dated
May 11, 2016. Incorporated herein by reference to Post-Effective Amendment No. 86 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on May 11, 2016.

(10)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA Fixed Income Index Portfolio, SA
International Index Portfolio, SA Mid Cap Index Portfolio, SA Small Cap Index Portfolio, SA Index Allocation
60/40 Portfolio, SA Index Allocation 80/20 Portfolio and SA Index Allocation 90/10 Portfolio, dated February 1,
2017. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on February 1, 2017.

(11)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA Large Cap Growth Index Portfolio, SA
Large Cap Value Index Portfolio, SA Emerging Markets Equity Index Portfolio, SA Global Index Allocation 60/40
Portfolio, SA Global Index Allocation 75/25 Portfolio and SA Global Index Allocation 90/10 Portfolio, dated
April 20, 2018. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on April 23, 2018.

(12)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA Fidelity Institutional AM® International
Growth Portfolio, dated April 30, 2019. Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 30, 2019.

(13)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA Franklin U.S. Equity Smart Beta Portfolio,
dated October 7, 2019. Incorporated herein by reference to Post-Effective Amendment No. 115 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on October 7, 2019.

(14)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA BlackRock Multi-Factor 70/30 Portfolio,
dated October 13, 2020. Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on October 13, 2020.

(15)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA JPMorgan Diversified Balanced Portfolio,
dated June 30, 2021. Incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 (File
No. 333-257555) filed on June 30, 2021.

(16)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA JPMorgan Mid-Cap Growth Portfolio,
dated June 30, 2021. Incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 (File
No. 333-257555) filed on June 30, 2021.

(17)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA Wellington Capital Appreciation Portfolio,
SA Wellington Government and Quality Bond Portfolio and SA Wellington Strategic Multi-Asset Portfolio, dated
August 10, 2021. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on August 10, 2021.

	(18)	Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP.*
(j)	(1)	Consent of Independent Registered Public Accounting Firm.*
	(2)	Consent of Morgan, Lewis & Bockius LLP.*
(k)		Inapplicable.
(l)		Inapplicable.
(m)	(1)	Form of Distribution Plan Pursuant to Rule 12b-1 (Class 1 Shares, formerly Class A Shares), as amended July 20, 2026.*
(2)
Distribution and Service Plan Pursuant to Rule 12b-1 (Class 2 Shares, formerly Class B Shares), as amended
August 10, 2021. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on August 10, 2021.

	(3)	Form of Distribution and Service Plan Pursuant to Rule 12b-1 (Class 3 Shares), as amended July 20, 2026.*
6

(n)
Amended and Restated Plan Pursuant to 18f-3. Incorporated herein by reference to Post-Effective Amendment
No. 31 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on August 1, 2002.

(o)		Reserved.
(p)	(1)
Code of Ethics of SunAmerica, the Registrant and Seasons Series Trust. Incorporated herein by reference to Post-
Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 30, 2026.

(2)
Code of Ethics of AllianceBernstein L.P. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 28, 2025.

(3)
Code of Ethics of BlackRock Investment Management, LLC. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 27, 2023.

(4)
Code of Ethics of Brandywine Global Investment Management, LLC. Incorporated herein by reference to Post-
Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 27, 2023.

(5)
Code of Ethics of ClearBridge Investments, LLC. Incorporated herein by reference to Post-Effective Amendment
No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 27, 2023.

(6)
Code of Ethics of Federated Hermes, Inc. Incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 30, 2026.

	(7)	Code of Ethics of FIAM LLC. Incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 26, 2024.
(8)
Code of Ethics of Franklin Advisers, Inc. and its subsidiaries, which includes Putnam Investment Management,
LLC. Incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on April 30, 2026.

(9)
Code of Ethics of Goldman Sachs Asset Management International and Goldman Sachs Asset Management, L.P.
Incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on April 30, 2026.

(10)
Code of Ethics of Invesco Advisers, Inc. Incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 30, 2026.

(11)
Code of Ethics of Janus Henderson Investors US LLC. Incorporated herein by reference to Post-Effective
Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 30, 2026.

(12)
Code of Ethics of J.P. Morgan Investment Management Inc. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 27, 2023.

(13)
Code of Ethics of Massachusetts Financial Services Company. Incorporated herein by reference to Post-Effective
Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 30, 2026.

(14)
Code of Ethics of Morgan Stanley Investment Management Inc. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 27, 2023.

	(15)	Code of Ethics of PIMCO. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.
(16)
Code of Ethics of PineBridge Investments LLC. Incorporated herein by reference to Post-Effective Amendment
No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 27, 2023.

(17)
Code of Ethics of Putnam Investment Management, LLC. Incorporated herein by reference to Post-Effective
Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 26, 2024.

(18)
Code of Ethics of Research Affiliates, LLC. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 27, 2023.

(19)
Code of Ethics of Schroder Investment Management North America, Inc. Incorporated herein by reference to Post-
Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 26, 2024.

(20)
Code of Ethics of T. Rowe Price Associates, Inc. Incorporated herein by reference to Post-Effective Amendment
No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 26, 2024.

7

(21)
Code of Ethics of Wellington Management Company LLP. Incorporated herein by reference to Post-Effective
Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 26, 2024.

(22)
Code of Ethics of American Funds®. Incorporated herein by reference to Post-Effective Amendment No. 49 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 21, 2011.

(23)
Code of Ethics of The Capital Group Companies, Inc. Incorporated herein by reference to Post-Effective
Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 28, 2025.

(q)		Power of Attorney.*
*
Filed herewith.
Item 29. Persons Controlled by or Under Common Control with the Registrant.
No person is controlled by or under common control with the Registrant. All of the outstanding common stock of the Registrant is owned by separate accounts of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company, and Nassau Life Insurance Company. Common stock of the Registrant is also held by certain Portfolios of the Trust and of Seasons Series Trust that are managed as “funds-of-funds.”
Item 30. Indemnification.
Section 9.5 of the Registrant’s Declaration of Trust relating to the indemnification of officers and trustees is quoted below:
Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.
No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.
Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.
To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
The Investment Advisory and Management Agreement and Subadvisory Agreements each provide in essence that under certain circumstances the Investment Adviser or the Subadviser (and their officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser or Subadviser to perform or assist in the performance of its obligations under each Agreement) shall not be subject to liability to the Trust or to any other person for any
8

act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for disabling conduct (willfulness misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties), the Trust shall indemnify the Investment Adviser (and its officers and agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Investment Adviser) from any liability arising from the Investment Adviser’s conduct under the Investment Advisory and Management Agreement.
Item 31. Business and Other Connections of the Investment Adviser.
SunAmerica the investment adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the SEC (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.
Any other business, profession, vocation or employment of a substantial nature in which each director or officer of SunAmerica is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:
Name	Position with SunAmerica	Other Positions held by directors, officers or partners
John T. Genoy	Director (Board Member), Chief Operating Officer	None
Matthew Hackethal	Vice President, Chief Compliance Officer	None
Michal Levy	Director (Board Member), President	President of Venerable Investment Advisers, LLC
Andrew Sheridan	Vice President	None
John Halpin	Assistant Vice President and Treasurer	None
Kristina Magolis	Vice President, General Counsel and Secretary	Vice President and Deputy General Counsel of Venerable Holdings, Inc., General Counsel of Venerable Investment Advisers, LLC
Thomas Bennett	Director	None
Richard Gelfand	Vice President
Chief Financial Officer and Assistant
Secretary of Venerable Investment
Advisers, LLC, Vice President of
Venerable Holdings, Inc., Venerable
Insurance and Annuity Company,
Corporate Solutions Life Reinsurance
Company, Rocky Range, Inc., VIAC
Services Company, and Chief Financial
Officer, Treasurer and Assistant
Secretary, Directed Services LLC.

Gregory R. Kingston	Vice President	None
Salimah Shamji	Assistant Vice President	None
Principal Business Addresses:
Venerable Investment Advisers, LLC, principally located at 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380, is a registered investment adviser under the Investment Advisers Act of 1940, and is a wholly owned subsidiary of Venerable Holdings, Inc.
Directed Services LLC, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.
Reference is also made to the caption “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Investment Advisory and Management Agreement,” “Distribution Agreement,” and “Trustees and Officers of the Trust” in the Statement of Additional Information constituting Part B of the Registration Statement.
9

AllianceBernstein L.P., BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, Federated Investment Management Company, FIAM LLC, Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Goldman Sachs Asset Management, L.P., Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Janus Capital Management LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Pacific Investment Management Company LLC, PineBridge Investments LLC, Putnam Investment Management, LLC, Research Affiliates, LLC, Schroder Investment Management North America, Inc., Schroder Investment Management North America Limited, T. Rowe Price Associates, Inc., T. Rowe Price Australia Limited, T. Rowe Price International Limited, T. Rowe Price Investment Management, Inc. and Wellington Management Company LLP as the Subadvisers of certain of the portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the above referenced Subadvisers.
File No.
SunAmerica Asset Management LLC	801-19813
AllianceBernstein L.P.	801-56720
BlackRock Investment Management LLC	801-56972
Brandywine Global Investment Management LLC	801-27792
ClearBridge Investments, LLC	801-64710
Federated Investment Management Company	801-34612
FIAM LLC	801-63658
Franklin Advisers Inc.	801-26292
Franklin Mutual Advisers LLC	801-53068
Goldman Sachs Asset Management L.P.	801-37591
Invesco Advisers Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Janus Capital Management LLC	801-13991
Massachusetts Financial Services Company	801-17352
Morgan Stanley Investment Management Inc.	801-15757
Morgan Stanley Investment Management Limited	801-26847
Pacific Investment Management Company LLC	801-48187
PineBridge Investments LLC	801-18759
Putnam Investment Management LLC	801-7974
Research Affiliates LLC	801-61153
Schroder Investment Management North America Inc.	801-15834
Schroder Investment Management North America Limited	801-37163
T. Rowe Price Associates Inc.	801-856
T. Rowe Price International Limited	801-61894
T. Rowe Price Investment Management, Inc.	801-121434
T. Rowe Price Australia Limited	801-112672
Wellington Management Company LLP	801-15908
Item 32. Principal Underwriters.
(a) Directed Services LLC serves as distributor and principal underwriter for SunAmerica Series Trust, Seasons Series Trust, and for all contracts issued by Venerable Insurance and Annuity Company through its Separate Accounts A, B, EQ, U and the Alger Separate Account A.
(b) The following information is furnished with respect to the principal officers and directors of Directed Services LLC:
Name and Principal Business Address	Positions and Offices with Underwriter	Position with Registrant
Kenneth L. Brown, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Director, Chairperson of the Board, President and Chief Executive Officer	None
David P. Wiland, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Director	None
Kristi L. Harding, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Director, Senior Vice President, Chief Ethics, Assistant Secretary, and Anti- Money Laundering Officer	None
10

Name and Principal Business Address	Positions and Offices with Underwriter	Position with Registrant
Richard E. Gelfand, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Chief Financial Officer, Treasurer, and Assistant Secretary	None
Simon B. Scully, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Chief Information Security Officer	None
J. Neil McMurdie, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President, General Counsel, and Secretary	None
Angela L. Ellis, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Vice President, Chief Compliance Officer, and Assistant Secretary	None
Janet E. Myers, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Treasurer and Assistant Secretary	None
(c) Not applicable.
Item 33. Location of Accounts and Records.
State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian. It maintains books, records and accounts pursuant to the instructions of the Trust.
Directed Services LLC is located at 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380.
VALIC Retirement Services Company, 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, acts as transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.
SunAmerica Asset Management, LLC is located at One World Trade Center, Suite J, 49th Floor, New York, New York 10007.
AllianceBernstein L.P. is located at 1345 Avenue of the Americas, New York, New York 10105.
BlackRock Investment Management, LLC is located at 1 University Square Drive, Princeton, New Jersey 08540.
Brandywine Global Investment Management, LLC is located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.
ClearBridge Investments, LLC is located at 620 Eighth Avenue, New York, New York 10018.
Federated Investment Management Company is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.
FIAM LLC (formerly, Pyramis Global Investors, LLC) is located at 900 Salem Street, Smithfield, Rhode Island 02917.
Franklin Advisory Services, LLC is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.
Franklin Mutual Advisers, LLC is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.
Goldman Sachs Asset Management International is located at River Court, 120 Fleet Street, London, United Kingdom EC4A 288.
Goldman Sachs Asset Management L.P. is located at 200 West Street, New York, New York 10282.
Invesco Advisers, Inc. is located at 1331 Spring Street, N.W., Atlanta, Georgia 30309.
J.P. Morgan Investment Management Inc. is located at 270 Park Avenue, New York, New York 10017.
Janus Capital Management, LLC is located at 151 Detroit Street, Denver, Colorado 80206.
Massachusetts Financial Services Company is located at 111 Huntington Avenue, Boston, Massachusetts 02199.
Morgan Stanley Investment Management Inc. is located at 522 Fifth Avenue, New York, New York 10036.
11

Morgan Stanley Investment Management Limited is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.
Pacific Investment Management Company LLC is located at 650 Newport Center Drive, Newport Beach, California 92660.
PineBridge Investments LLC is located at 399 Park Avenue, New York, New York 10022.
Putnam Investment Management, LLC is located at One Post Office Square, Boston, Massachusetts, 02109.
Research Affiliates is located at 620 Newport Center Drive, Suite 900, Newport Beach, California 92660.
Schroder Investment Management North America, Inc. is located at 875 Third Avenue, New York, New York 10022.
Schroder Investment Management North America Limited is located at 1 London Wall Place, London, United Kingdom EC2Y 5AU.
T. Rowe Price Associates, Inc. is located at 1307 Point Street, Baltimore, Maryland 21231.
T. Rowe Price International Limited is located at 60 Queen Victoria Street, London, United Kingdom EC4N 4TZ.
T. Rowe Price Investment Management, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price Australia Limited is located at Level 28, Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000, Australia.
Wellington Management Company LLP is located at 280 Congress Street, Boston, Massachusetts 02210.
Western Asset Management Company is located at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.
Each of SunAmerica and the Subadvisers maintain the book, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
Item 34. Management Services.
Inapplicable.
Item 35. Undertakings.
Inapplicable.
12

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 29th day of July, 2026.
SunAmerica Series Trust (Registrant)
By:	/s/ John T. Genoy
John T. Genoy President
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated:
	Signature	Title	Date
	/s/ John T. Genoy	President and Trustee (Principal Executive Officer)	July 29, 2026
John T. Genoy
	/s/ Gregory R. Kingston	Treasurer (Principal Financial and Accounting Officer)	July 29, 2026
Gregory R. Kingston
	*	Trustee and Chair	July 29, 2026
Martha B. Willis
	*	Trustee	July 29, 2026
Michal Levy
	*	Trustee	July 29, 2026
Tracey C. Doi
	*	Trustee	July 29, 2026
Jane Jelenko
	*	Trustee	July 29, 2026
Christianne Kerns
	*	Trustee	July 29, 2026
Charles H. Self III
	*	Trustee	July 29, 2026
Bruce G. Willison
* By:	/s/ Jennifer Rogers		July 29, 2026
Jennifer Rogers Attorney-in-Fact
* Pursuant to Power of Attorney.
13